[BACKGROUND GRAPHIC]

SELIGMAN
------------------------
SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.


      INTERNATIONAL FUND

        EMERGING MARKETS
             GROWTH FUND

           GLOBAL GROWTH
      OPPORTUNITIES FUND

          GLOBAL SMALLER
          COMPANIES FUND

  GLOBAL TECHNOLOGY FUND



                                  ANNUAL REPORT
                                OCTOBER 31, 1999

                                    --------

                                    INVESTING
                                AROUND THE WORLD
                                   FOR CAPITAL
                                  APPRECIATION





                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                  [BACK COVER]


  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT
 THE SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                                     [LOGO]


EQSH2  10/99                            [Recycle logo] Printed on Recycled Paper

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

---------------------------------------

[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

---------------------------------------

TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


 TABLE OF CONTENTS
 To the Shareholders .................................   1
 Market and Economic Overview ........................   2
 Seligman Henderson International Fund:
   Investment Report .................................   3
   Performance and Portfolio Overview ................   5
   Portfolio of Investments ..........................   8
 Seligman Henderson Emerging Markets Growth Fund:
   Investment Report .................................  12
   Performance and Portfolio Overview ................  14
   Portfolio of Investments ..........................  17
 Seligman Henderson Global Growth Opportunities Fund:
   Investment Report .................................  21
   Performance and Portfolio Overview ................  23
   Portfolio of Investments ..........................  26
 Seligman Henderson Global Smaller Companies Fund:
   Investment Report .................................  31
   Performance and Portfolio Overview ................  33
   Portfolio of Investments ..........................  36
 Seligman Henderson Global Technology Fund:
   Investment Report .................................  45
   Performance and Portfolio Overview ................  47
   Portfolio of Investments ..........................  50
 Statements of Assets and Liabilities ................  55
 Statements of Operations ............................  56
 Statements of Changes in Net Assets .................  57
 Notes to Financial Statements .......................  59
 Financial Highlights ................................  66
 Report of Independent Auditors ......................  74
 Board of Directors AND Executive Officers ...........  75
 Glossary of Financial Terms .........................  76
 Benchmarks AND For More Information .................  77

TO THE SHAREHOLDERS

The past fiscal year witnessed a significant turnaround for the global economy and stock markets. In the wake of the global financial crisis in 1998, major central banks around the world lowered interest rates and provided liquidity. In response, the world economy recovered significantly and stock markets rallied strongly. In particular, Asian markets surged from very depressed levels.

The 12-month period was thus positive for global investors, including investors in Seligman Henderson Global Fund Series, which boasts double-digit 12-month returns for each Fund in the Series. While investor sentiment is vastly improved from one year ago, the outstanding stock market returns and robust economic growth have triggered concerns regarding inflation. The US Federal Reserve Board, in particular, has been vigilant and raised the federal funds rate three times during calendar year 1999, which completely reversed all of 1998's rate cuts.

Looking ahead, we believe that the environment for global stock markets will continue to be positive, although it will be difficult for stock markets to match some of the spectacular gains they posted this past fiscal year. The possibility of rising interest rates may dampen returns somewhat, but we believe that strong economic growth around the world will continue to create a supportive environment for global stock markets.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium. We are confident that the financial services industry (including the Funds' custodians and foreign sub-custodians) will experience no major disruptions.

For the past several years, J. & W. Seligman & Co. Incorporated, your Funds' manager, has been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman participated in Y2K testing conducted by the Securities Industry Association, a US trade group. These tests were completed without any Y2K-related problems on the part of Seligman. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment. The Funds' portfolio management teams have also sought to minimize the impact on Fund portfolios from companies, including those companies based outside the US, that we believe are not adequately prepared for the year 2000.

Thank you for your continued support of Seligman Henderson Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,



/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman



/s/ BRIAN T. ZINO
-----------------
Brian T.  Zino
President




December 10, 1999

MARKET AND ECONOMIC OVERVIEW


OVERVIEW

During the fiscal year ended October 31, 1999, economic activity improved markedly and global stock markets recovered sharply. At calendar year end 1998, investors were concerned about the prospects for the world economy; however, throughout calendar year 1999, the economic outlook steadily improved for all regions. In particular, two of the largest economies, Japan and Germany, which had been laggards, improved considerably. The strong global recovery has generally improved investor sentiment, but has also raised concerns that overly robust growth could trigger inflation, and global interest rates have moved higher in response.

UNITED STATES

In October 1998, investors were concerned that the US economy might have been pulled into a recession as a result of the world economic crisis. However, rate easings by the US Federal Reserve Board and other central banks enabled the global economy to recover. In the US, growth continued to be so strong that the Fed became concerned that the pace of expansion might pose an inflationary threat. The Fed thus reversed all its 1998 rate cuts during calendar year 1999. The US stock market hit new highs during the fiscal year and posted strong returns, although the gains were not as extraordinary as those posted by many of the foreign markets that were very depressed last year.

UNITED KINGDOM

Overall, the stock market in the UK delivered strong performance, but there was significant divergence between sectors. Service and domestic-related areas performed well, while exports continued to suffer as a result of the strength of the British pound sterling.

CONTINENTAL EUROPE

In the early part of the fiscal year, most major economies in Continental Europe were struggling to grow at a reasonable pace. This was evidenced by the weakness of the euro against the dollar since the formation of European Monetary Union at the beginning of calendar year 1999. However, easier monetary policy, combined with a weak currency and a resurgence in Asian economic activity, boosted the economy overall, and manufacturing in particular. This improved the outlook for Germany -- Europe's largest economy -- where manufacturing continues to play a crucial role.

European stock markets generally followed the trends of the US markets, but a weak currency caused US-dollar returns to be lower. Corporate profits continued to grow at a reasonable pace, and a significant amount of merger and acquisition activity has helped to maintain investor interest in the markets.

JAPAN

The Japanese government's continued huge fiscal expenditures finally began to pay off and economic growth in the first half of the calendar year was ahead of most expectations. Improvement in the private sector contributed to a stronger yen, which has been slightly negative for economic growth, but positive for foreign investors. The improving economy, in addition to corporate restructuring, allowed the Japanese stock market to deliver the best performance of the major markets during the one-year period under review.

PACIFIC REGION

Many Pacific region economies, although not all, have recovered markedly during calendar year 1999. The economies of Korea and Singapore were the most improved and their markets delivered the best performances in the region. By contrast, Hong Kong lagged somewhat, since it did not have a weak currency to assist its exports. More recently, stock markets have leveled off somewhat following the large gains of the first half of the Fund's fiscal year.

EMERGING MARKETS

Despite the problems in Brazil in the early part of the period, Latin America performed well as a result of the improving outlook for world economic growth. The Russian economy also stabilized, benefiting emerging markets in Europe.

SUMMARY

This past fiscal year has been one of improving economic conditions worldwide. While this has led to strong stock market returns, particularly in some of the markets which were hardest hit by the economic crisis of 1998, it has also produced inflationary concerns. Although there have been no clear signs of inflation, central banks in the US, UK, and countries within European Monetary Union have recently raised short-term rates in response. Long-term bond yields also reacted negatively to rising world demand and rose significantly. Rising rates modestly dampened returns for most Western stock markets. The most spectacular gains have been in Asia, where we believe there is still ample room for recovery before inflation becomes a threat.

INVESTMENT REPORT
Seligman Henderson International Fund


PERFORMANCE REVIEW

For the fiscal year ended October 31, 1999, Seligman Henderson International Fund posted a total return of 20.96%, based on the net asset value of Class A shares, compared to 25.42% for the Lipper International Funds Average and 23.37% for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index.

The fiscal year was characterized by wide variations in regional stock market performance. European markets, in general, rose modestly. Although the economic background was positive, higher short- and long-term interest rates placed a drag on market performance. In contrast, Asian stock markets -- both in Japan and elsewhere -- rose strongly, as investors became confident that the economic recovery in the region would be sustained.

PORTFOLIO STRATEGY

UNITED KINGDOM

The UK stock market generally tracked the ups and downs of the US market, with significant volatility. As it became clear that the global economy was recovering, domestic and economically sensitive stocks began to perform well. However, there was an abrupt change in July when the Bank of England raised interest rates, causing cyclical stocks to sell off sharply. Throughout the period, UK technology and telecommunications stocks performed well.

The Fund's weighting in the UK remained generally stable over the period. The Fund was overweighted in economically sensitive stocks, and this contributed to positive performance for most of the year. Following the interest rate hike in the UK, however, we adopted a more neutral position on these stocks.

CONTINENTAL EUROPE

In local currency terms, European stock markets performed reasonably well. However, the weakness of the euro depressed US dollar returns, which were generally flat for the fiscal year. Also, as in the UK, there were significant performance differences between sectors. Economically sensitive stocks generally performed well, while defensive stocks underperformed. Telecommunication and technology stocks were strong performers throughout the year. A positive factor for the market has been the large amount of merger and acquisition activity, particularly in the financial and manufacturing sectors, which we believe is likely to continue throughout the next fiscal year.

The Fund's overweighting in Continental Europe throughout the year dampened Fund performance relative to its benchmarks. However, our decision to reduce the Fund's exposure to defensive stocks early in the year was beneficial. Now that the economic recovery has broadened throughout Europe and strong corporate profit growth is expected to con-tinue, we will likely maintain the Fund's overweighted position in Continental Europe.

JAPAN

The Japanese stock market, boosted by a very strong rise in the Japanese yen versus the US dollar, was the


--------------------------------------------------------------------------------
 FUND OBJECTIVE
 SELIGMAN HENDERSON INTERNATIONAL FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON APRIL 7, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF LARGER-SIZED COMPANIES OUTSIDE THE US.
--------------------------------------------------------------------------------


[Picture of Fund Managers]

INTERNATIONAL TEAM: (FROM LEFT) JAMES ROBINSON, BEN ELWES, IAIN CLARK (PORTFOLIO MANAGER), DAVID THORNTON, PETER BASSETT, (SEATED) STACEY NAVIN, KIRSTEEN MORRISON

INVESTMENT REPORT
Seligman Henderson International Fund


strongest-performing major stock market this year. The big turnaround came toward the end of the first quarter at the first signs of economic recovery. In particular, the stock market rally has been driven by large inflows of money from foreign investors. The strong yen, however, dampened profits in the export sector. Investors have focused on what could be described as "new Japan" stocks, mainly in the service and technology sectors.

The Fund initially had a low weighting in Japan. We did, however, increase this weighting significantly during the fiscal year, particularly in early March. However, the Fund remains underweighted versus the MSCI EAFE Index. We will likely further increase the Fund's weighting in Japan during the coming fiscal year, but we will be cautious because we are slightly concerned about the yen at current levels and think that it may now begin to weaken. We believe that this may in fact be required to keep the Japanese economy moving forward.

PACIFIC REGION

In the Pacific, stock market performance was mixed. The strongest economic and market recoveries were in Korea and Singapore. In contrast, continued political turmoil in Indonesia negatively affected stock market performance there. Hong Kong and Australia both posted moderate gains, both in terms of economic growth and stock market performance. Overall, improving economic growth on a global basis should be positive for the Pacific region.

The Fund remained underweighted in the region, which was clearly a negative, given the strength of the regional recovery. However, over the last few months, Asian stock markets have slightly underperformed those elsewhere, and this weakness may provide the Fund with an opportunity to increase the portfolio's exposure to the region during the coming fiscal year.

EMERGING MARKETS

Improving global growth is generally positive for emerging markets, and they thus performed well during the fiscal year. The fears of last year have subsided, and foreign investors have gradually started to return to these markets. The Fund reduced its exposure to emerging markets during the period, but the portfolio's overweighting in Greece helped overall performance.


OUTLOOK

The global economic outlook remains positive, with steady growth and low inflation likely to continue. While interest rates are unlikely to rise sufficiently to be a serious negative, central banks are now more wary of creeping inflation, and interest rates may rise slightly further from current levels, which could somewhat dampen sentiment and stock market performance. We expect earnings growth outside the US to continue, and international stock markets to perform better following their long period of underperformance against the US stock market.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

COUNTRY ALLOCATION
OCTOBER 31, 1999
                                                                          MSCI
                                                                          EAFE
                                                          FUND            INDEX
                                                         ------           -----
CONTINENTAL EUROPE .............................          50.76%          45.31%
   Austria .....................................             --            0.25
   Belgium .....................................           1.36            1.19
   Denmark .....................................             --            0.77
   Finland .....................................           1.83            2.11
   France ......................................          10.87            9.56
   Germany .....................................          10.20            9.55
   Greece ......................................           0.90              --
   Ireland .....................................           1.17            0.48
   Italy .......................................           3.22            3.81
   Netherlands .................................           9.77            5.36
   Norway ......................................             --            0.39
   Portugal ....................................             --            0.47
   Spain .......................................           2.86            2.68
   Sweden ......................................           0.92            2.30
   Switzerland .................................           7.66            6.39
JAPAN ..........................................          18.67           28.60
PACIFIC EX. JAPAN ..............................           1.39            5.76
   Australia ...................................           0.98            2.40
   Hong Kong ...................................             --            2.20
   New Zealand .................................             --            0.16
   Singapore ...................................             --            1.00
   South Korea .................................           0.41              --
UNITED KINGDOM .................................          20.41           20.33
OTHER ..........................................           0.28              --
   Israel ......................................           0.28              --
OTHER ASSETS LESS LIABILITIES ..................           8.49              --
                                                         ------          ------
TOTAL ..........................................         100.00%         100.00%
                                                         ======          ======


LARGEST INDUSTRIES
OCTOBER 31, 1999

(THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.)

                                     CONSUMER                      HEALTH AND
BANKING      TELECOMMUNICATIONS      PRODUCTS       RESOURCES       HOUSEHOLD
14.34%           8.77%               7.87%          6.62%           5.74%
$13,377,652      $9,088,941          $6,440,511     $5,352,272      $5,078,970




(THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.)

REGIONAL ALLOCATION
OCTOBER 31, 1999

OTHER ASSETS LESS LIABILITIES      8.49%

CONTINENTAL EUROPE                50.76%

PACIFIC EX. JAPAN                  1.39%

JAPAN                             18.67%

UNITED KINGDOM                    20.41%

OTHER                              0.28%



LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999


SECURITY                                      VALUE
------------                               -----------
TOTAL Fina (B Shares) (France) ........    $1,964,154
WPPGroup (UK) .........................     1,666,347
Royal Bank of Scotland Group (UK) .....     1,608,427
Asahi Bank (Japan) ....................     1,573,107
BP Amoco (UK) .........................     1,540,259
AXA(France) ...........................     1,540,211
Goodwill Group (Japan) ................     1,439,485
Glaxo Wellcome (UK) ...................     1,416,915
INGGroep (Netherlands) ................     1,391,747
Vivendi (France) ......................     1,365,195

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                      AVERAGE ANNUAL
                                                       -----------------------------------------------------------------------
                                       CLASS C                                             CLASS A      CLASS B      CLASS D
                                        SINCE                                               SINCE        SINCE        SINCE
                                      INCEPTION        SIX          ONE        FIVE       INCEPTION    INCEPTION    INCEPTION
                                       5/27/99*      MONTHS*       YEAR        YEARS       4/7/92       4/22/96      9/21/93
                                    -------------  ----------     -------     -------   ------------ ------------ ------------
CLASS A**
With Sales Charge                        n/a           2.05%      15.18%       7.61%       10.81%         n/a           n/a
Without Sales Charge                     n/a           7.14       20.96        8.67        11.52          n/a           n/a

CLASS B**
With CDSC+                               n/a           1.78       15.08         n/a          n/a         7.70%          n/a
Without CDSC                             n/a           6.78       20.08         n/a          n/a         8.40           n/a

CLASS C**
With Sales Charge and CDSC              8.32%           n/a         n/a         n/a          n/a          n/a           n/a
Without Sales Charge and CDSC          10.44            n/a         n/a         n/a          n/a          n/a           n/a

CLASS D**
With 1% CDSC                             n/a           5.73       18.97         n/a          n/a          n/a           n/a
Without CDSC                             n/a           6.73       19.97        7.75          n/a          n/a          9.13%

LIPPER INTERNATIONAL
  FUNDS AVERAGE***                     13.50ooo        8.85       25.42        9.85        11.65++      11.64o        10.61oo
MSCI EAFE INDEX***                     12.64ooo        6.87       23.37        9.52        11.99+++      9.88o        10.08oo



NET ASSET VALUE

                OCTOBER 31, 1999         APRIL 30, 1999        OCTOBER 31, 1998
               ------------------        ---------------       -----------------
CLASS A              $21.47                  $20.04                  $17.75
CLASS B               20.33                   19.04                   16.93
CLASS C               20.31                     n/a                     n/a
CLASS D               20.31                   19.03                   16.93



CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1999

REALIZED              $3.815
UNREALIZED             3.387++

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper International Funds Average and the Morgan Stanley Capital
     International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From April 9, 1992.
 +++ From March 31, 1992.
   o From April 30, 1996.
  oo From September 30, 1993.
 ooo From May 31, 1999.
  ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson International Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through October 31, 1999, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


(The following table represents a chart in the printed piece.)

            W/Sales charge    w/o Sales Charge      Lipper       MSCI

   4/7/92         9524             10000            10000        10000
                  9635             10117            10050        10478
                  9444              9917             9962        10327
   10/31/92       9437              9908             9843         9875
                  9662             10145             9995        10102
   4/30/93       11270             11833            12267        11456
                 11445             12017            12771        11821
   10/31/93      12718             13354            13572        12995
                 14012             14712            14412        14471
   4/30/94       13646             14329            14345        13885
                 13971             14670            14613        14063
   10/31/94      14353             15071            14981        14391
                 12724             13361            13808        12899
   4/30/95       13530             14207            15190        13780
                 14438             15160            15676        14655
   10/31/95      14175             14884            14970        14308
                 15146             15903            16084        15229
   4/30/96       15916             16712            16973        16052
                 15173             15932            16277        15532
   10/31/96      15370             16138            16587        15957
                 15845             16637            16442        16673
   4/30/97       16278             17092            16872        16989
                 18605             19535            19280        19374
   10/31/97      16881             17725            17403        17645
                 17331             18197            18183        18046
   4/30/98       20187             21196            20117        20505
                 20785             21824            20389        20666
   10/31/98      17979             18878            19135        18356
                 19721             20707            20862        20061
   4/30/99       20299             21313            22090        21150
                 20774             21813            22431        21888
   10/31/99      21747             22834            23607        23022


   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 6, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1999

                                           SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/99
-------------                    ------------  ------------
ACOM (Japan) ................       10,000        10,000
Asahi Bank (Japan) ..........      177,000       177,000
Bayerische Motoren Werke
   "BMW" (Germany) ..........       26,666        26,666
Fortis (Belgium) ............       36,765        36,765
Glaxo Wellcome (UK) .........       48,000        48,000
Groupe Danone (France) ......        4,448         4,448
Koninklijke Numico
   (Netherlands) ............       25,791        25,791
Rinnai (Japan) ..............       32,800        32,800
Veba (Germany) ..............       16,890        16,890
Verenigde Nederlandse
   Uitgeversbedrijven "VNU"
   (Netherlands) ............       26,255        26,255


                                           SHARES
                                 --------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      10/31/99
---------------                  ------------  ------------
Actividades de Construccion
   y Servicios (Spain) ........      29,766         --
Benckiser (Series B)
   (Netherlands) ..............      19,175         --
DaimlerChrysler (Germany) .....      13,060         --
Magyar Tavkozlesi "Matav"
   (ADRs) (Hungary) ...........      72,800         --
Nordbanken Holding (Sweden) ...     190,337         --
Suez Lyonnaise des Eaux
   (France) ...................       7,272         --
Takefuji (Japan) ..............       7,400         --
Tele Danmark (Series B)
   (Denmark) ..................       8,510         --
Telecom Italia (RNC) (Italy) ..      68,000         --
Tesco (UK) ....................     445,500         --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson International Fund



                                      SHARES          VALUE
                                    ----------- ----------------
COMMON STOCKS  91.51%
AUSTRALIA  0.98%
COLONIAL
   Provider of financial services in
   banking, retail insurance, and
   investments (Financial Services)   168,000       $ 618,549
RIO TINTO
   International mining company
   (Metals)                            10,000         160,846
TELSTRA
   Provider of telecommunications
   services (Telecommunications)       25,500         129,798
                                                -------------
                                                      909,193
                                                -------------
BELGIUM  1.36%
FORTIS
   Provider of banking and
   insurance services
   (Financial Services)                36,765       1,268,659
                                                -------------
FINLAND  1.83%
NOKIA
   Developer and manufacturer
   of cellular phones and base
   stations (Telecommunications)       11,096       1,272,915
SONERA GROUP
   Provider of telecommunications
   services (Telecommunications)       14,340         431,638
                                                -------------
                                                    1,704,553
                                                -------------
FRANCE  10.87%
AXA
   Provider of financial services and
   insurance (Insurance)               10,894       1,540,211
BANQUE NATIONALE DE PARIS "BNP"
   Provider of commercial,
   investment, and private banking
   services (Banking)                  14,901       1,311,795
CAP GEMINI
   Provider of computer consulting
   services
   (Business Services)                  3,440         522,258
CASTORAMA DUBOIS INVESTISSEMENTS
   Operator of do-it-yourself
   retail stores (Retailing)            2,484         745,857
GROUPE DANONE
   Provider of packaged foods and
   beverages
   (Consumer Products)                  4,448       1,137,210
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and telecommunications
   industries (Electronics)             9,437         830,777
TOTAL FINA (B SHARES)
   Worldwide operator of gas and
   oil (Resources)                     14,498       1,964,154
VALEO
   Manufacturer of automobile
   components (Manufacturing)           9,970         717,927
VIVENDI
   Water purification and
   distribution; energy production
   (Industrial Goods and Services)     17,972       1,365,195
                                               --------------
                                                   10,135,384
                                               --------------
GERMANY  10.20%
BAYERISCHE HYPO-UND VEREINSBANK
   Provider of universal banking
   services (Banking)                  14,243         931,016
BAYERISCHE MOTOREN WERKE "BMW"
   Manufacturer and worldwide
   vendor of luxury automobiles
   and motorcycles
   (Automotive and Related)            26,666         861,693
CELANESE*
   Provider of industrial chemical
   products
   (Chemicals)                          2,560          40,080
DEUTSCHE BANK
   Worldwide banking operation
   (Banking)                           13,113         936,923
DEUTSCHE LUFTHANSA
   Provider of international
   transport services (Transportation) 19,034         398,341
DEUTSCHE TELEKOM
   Provider of telecommunications
   services (Telecommunications)       21,576         997,481
EPCOS*
   Worldwide supplier of electronic
   components and integrated circuits
   for the auto, consumer electronics,
   and telecommunications industries
   (Telecommunications)                12,160         497,427
HOECHST
   Manufacturer of industrial
   chemicals and pharmaceutical,
   agricultural, and veterinary
   products (Chemicals)                25,607       1,124,444
MANNESMANN
   Manufacturer of plant and
   machinery equipment; provider
   of telecommunications services
   (Industrial Goods and Services)      6,286         972,229

--------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson International Fund



                                      SHARES          VALUE
                                    ----------- ----------------

GERMANY (CONTINUED)
SIEMENS
   Worldwide manufacturer of
   automotive electronics,
   locomotives, electrical power
   plants, and traffic control
   systems (Manufacturing)            10,260       $  919,455
THYSSEN KRUPP
   Manufacturer of steel products
   (Manufacturing)                    38,912          914,856
VEBA
   Provider of electric energy
   (Utilities)                        16,890          925,080
                                                -------------
                                                    9,519,025
                                                -------------
GREECE  0.90%
HELLENIC TELECOMMUNICATIONS
   ORGANIZATION
   Provider of telecommunications
   services (Telecommunications)      24,500          520,977
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking and
   financial services (Banking)       23,320          322,107
                                                -------------
                                                      843,084
                                                -------------
IRELAND  1.17%
BANK OF IRELAND
   Provider of banking services
   (Banking)                         140,000        1,095,203
                                                -------------
ISRAEL  0.28%
UNITED PAN-EUROPE COMMUNICATIONS*
   Provider of telecommunications
   services (Telecommunications)       3,397          261,805
                                                -------------
ITALY  3.22%
BANCA POPOLARE DI BRESCIA
   Provider of commercial banking
   and financial services (Banking)   22,124          938,845
ENI
   Refiner and marketer of oil
   and gas (Resources)               159,634          935,760
UNICREDITO ITALIANO
   Provider of banking services
   (Banking)                         239,762        1,124,876
                                                -------------
                                                    2,999,481
                                                -------------
JAPAN  18.67%
ACOM
   Provider of financial services
   (Financial Services)               10,000        1,094,155
ASAHI BANK
   Commercial bank
   (Banking)                         177,000        1,573,107
ASAHI BREWERIES
   Producer of beer and
   non-alcoholic beverages
   (Consumer Products)                42,000          597,812
ASAHI CHEMICAL INDUSTRY
   Producer of chemicals, plastics,
   rubber, and food products
   (Chemicals)                       108,000          653,038
BRIDGESTONE
   Retailer of automobile tires
   (Automotive and Related)           18,000          495,825
FUJITSU
   Manufacturer of
   communication and
   computer equipment
   (Electronics)                      17,000          512,333
GOODWILL GROUP
   Provider of human resources
   for events and relocations
   (Business Services)                     2        1,439,485
ITO-YOKADO
   Supermarket operator
   (Retailing)                         8,000          640,369
MARUSAN SECURITIES
   Provider of financial services
   (Financial Services)               71,000          500,864
MITSUI CHEMICALS
   Producer of petrochemical
   products (Chemicals)               58,000          578,942
MITSUI MINING & SMELTING
   Metal producer (Metals)           133,000          746,761
NAMCO
   Manufacturer of game
   equipment and software
   (Entertainment and Leisure)        25,200        1,189,980
NIPPON STEEL
   Steel producer and urban
   development planner
   (Metals)                          254,000          646,031
NIPPON TELEGRAPH & TELEPHONE "NTT"
   Provider of telecommunications
   services (Telecommunications)          40          614,262
NIPPON TELEVISION NETWORK
   Television broadcaster (Media)        730          658,604
NTT MOBILE COMMUNICATION NETWORK
   "NTT DOCOMO"
   Provider of telecommunications
   services (Telecommunications)          36          957,098
ORIENTAL LAND
   Operator of Tokyo Disneyland
   (Entertainment and Leisure)        12,500        1,185,334

   --------
   See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson International Fund


                                        SHARES         VALUE
                                        ------         -----

JAPAN (CONTINUED)
RINNAI
   Provider of gas appliances for
   residential and commercial use
   (Manufacturing)                     32,800     $   697,303
SONY
   Developer and manufacturer of
   audio and video equipment
   (Consumer Products)                  4,600         717,881
TDK
   Provider of magnetic tapes and
   heads for disk drives (Electronics)  5,000         489,970
TOSHIBA
   Diversified manufacturer of
   consumer and industrial
   electronics (Electronics)          103,000         648,508
YAMAHA MOTOR
   Manufacturer of motorcycles
   and other recreational vehicles
   (Automotive and Related)            96,000         781,342
                                                --------------
                                                    17,419,004
                                                --------------
NETHERLANDS  9.77%
AKZO NOBEL
   Producer and marketer of
   health care products and chemicals
   (Health and Household)              24,467       1,056,070
EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Services)                  8,142         794,030
ING GROEP
   Provider of banking and
   insurance services (Insurance)      23,539       1,391,747
KONINKLIJKE AHOLD
   Distributor and marketer of
   food products (Retailing)           15,369         473,143
KONINKLIJKE KPN
   Provider of telecommunications
   services (Telecommunications)       17,564         903,480
KONINKLIJKE NUMICO
   Provider of nutritional products
   (Consumer Products)                 25,791       1,053,669
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                        7,860         807,963
ROYAL DUTCH PETROLEUM
   Provider of international
   oil services (Resources)            15,223         912,099
UNILEVER
   International manufacturer
   of personal care products
   (Consumer Products)                 12,593         836,438
VERENIGDE NEDERLANDSE
   UITGEVERSBEDRIJVEN "VNU"
   Newspaper and magazine
   publisher (Media)                   26,255         889,933
                                                -------------
                                                    9,118,572
                                                -------------
SOUTH KOREA  0.41%
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semi-
   conductors (Electronics)             2,297         382,993
                                                -------------
SPAIN  2.86%
BANCO SANTANDER CENTRAL HISPANO
   Provider of banking
   services (Banking)                  91,516         952,310
IBERDROLA
   Transmitter and distributor of
   electrical power; provider of
   engineering, real estate, and
   telecommunications services
   (Electronics)                       46,765         683,358
TELEFONICA
   Provider of telecommunications
   services (Telecommunications)       62,735       1,034,453
                                                -------------
                                                    2,670,121
                                                -------------
SWEDEN  0.92%
ELECTROLUX (SERIES B)
   Manufacturer of appliances and
   outdoor products (Consumer
   Products)                           42,815         855,445
                                                -------------
SWITZERLAND  7.66%
ABB
   Manufacturer of rail transit
   systems and components for
   generating and distributing
   electricity (Industrial Goods
   and Services)                       11,242       1,133,951
CLARIANT
   Manufacturer of dyestuffs,
   pigments, and other specialty
   chemicals (Chemicals)                1,726         756,500
CREDIT SUISSE GROUP
   Provider of banking and
   financial services
   (Financial Services)                 2,518         484,804

--------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson International Fund

                                         SHARES          VALUE
                                         ------          -----

SWITZERLAND (CONTINUED)
NOVARTIS
   Manufacturer of pharmaceuticals
   (Health and Household)                   751      $ 1,125,168
ROCHE HOLDING
   Developer and marketer of
   pharmaceutical and chemical
   products (Health and Household)          100        1,202,523
UBS
   Provider of asset management
   and banking services (Banking)         4,476        1,304,446
ZURICH ALLIED
   Holding company active in
   life insurance and asset
   management (Insurance)                 2,002        1,135,317
                                                   -------------
                                                       7,142,709
                                                   -------------
UNITED KINGDOM  20.41%
ALLIED ZURICH*
   Holding company active in life
   insurance and asset management
   (Insurance)                           69,500          843,590
ASTRAZENECA
   Holding company, which through
   its subsidiaries, is a researcher and
   manufacturer of chemicals and
   medical products
   (Drugs and Health Care)               26,835        1,214,542
BP AMOCO
   Explorer, producer, refiner,
   and retailer of petroleum
   products (Resources)                 158,566        1,540,259
BRITISH AMERICAN TOBACCO
   Producer and marketer of
   tobacco products (Tobacco)            61,000          407,555
BRITISH TELECOMMUNICATIONS
   Provider of telecommunications
   services (Telecommunications)         52,500          953,062
BUNZL
   Distributor and manufacturer
   of paper and plastic products
   (Manufacturing)                      145,500          716,236
CABLE & WIRELESS
   Provider of global
   telecommunications services
   (Telecommunications)                  44,000          514,545
FKI
   Electrical engineering company
   (Industrial Goods and Services)      239,000          636,369
GLAXO WELLCOME
   Pharmaceutical researcher
   and manufacturer
   (Drugs and Health Care)               48,000        1,416,915
GRANADA GROUP
   Television group with leisure
   interests, including hotels
   (Entertainment and Leisure)          137,500        1,092,686
LAPORTE
   Producer and seller of
   specialty chemicals (Chemicals)       72,000          593,471
LAPORTE (CLASS B)*
   Producer and seller of
   specialty chemicals (Chemicals)      648,000           10,651
LLOYDS TSB GROUP
   Provider of banking and
   financial services (Banking)          92,500        1,278,597
NEXT
   Clothing and financial retailer
   (Consumer Products)                   56,000          604,253
RAILTRACK GROUP
   Provider of rail services
   (Transportation)                      43,500          889,418
RECKITT BENCKISER
   Manufacturer and distributor of
   household and pharmaceutical
   products (Health and
   Household)                            60,000          728,772
ROYAL BANK OF SCOTLAND GROUP
   Provider of banking services
   (Banking)                             70,000        1,608,427
SCOTTISH & NEWCASTLE
   Brewery operator
   (Consumer Products)                   68,500          637,803
SMITHKLINE BEECHAM
   Manufacturer and marketer of
   pharmaceutical products;
   provider of health care
   products and services
   (Health and Household)                75,000          966,437
UNITED UTILITIES
   Provider of water utility
   services (Utilities)                  73,000          723,496
WPP GROUP
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market
   research (Media)                     152,000        1,666,347
                                                 ---------------
                                                      19,043,431
                                                 ---------------
TOTAL INVESTMENTS  91.51%
   (Cost $70,221,245)                                 85,368,662

OTHER ASSETS
   LESS LIABILITIES  8.49%                             7,917,209
                                                 ---------------
NET ASSETS  100.00%                                  $93,285,871
                                                 ===============
----------------
* Non-income producing security.
+ Rule 144A security.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund


PERFORMANCE REVIEW

For the fiscal year ended October 31, 1999, Seligman Henderson Emerging Markets Growth Fund posted a total return of 29.15%, based on the net asset value of Class A shares, compared to 35.90% for the Lipper Emerging Markets Funds Average and 44.63% for the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

During the first half of the Fund's fiscal year, emerging markets rose strongly on a relief rally following the extreme market weakness experienced during the Russian currency devaluation crisis of August/September 1998. Korea, Indonesia, Malaysia, and Russia benefited the most, and their markets doubled during that six-month period. During the second half of the Fund's fiscal year, however, market performance was more mixed. Latin America, in particular, suffered over US interest rate worries.

The Fund's underperformance compared to its benchmarks during the fiscal year was largely due to two factors. First, at the beginning of the fiscal year, we were concerned about the financial condition of corporations in Asia and were thus cautious about investing in the region; these markets subsequently rallied strongly. Second, we overweighted the Fund in emerging Europe during the first fiscal quarter because we expected strong economic recoveries in the region. However, these economies did not recover until the third calendar quarter of 1999 and, in the interim, the Kosovo military conflict damaged investor confidence in these markets.


[PICTURE]

INTERNATIONAL TEAM: (STANDING FROM LEFT) HEATHER MANNERS, DIVYA MATHUR, (SEATED FROM LEFT) MONICA BALL, ELEANOR DALE, PETER BASSETT (PORTFOLIO MANAGER); (NOT PICTURED) CHRIS EDWARDS, KIRSTEEN MORRISON, SHEILA SPARKS (ADMINISTRATIVE ASSISTANT)


PORTFOLIO STRATEGY

During the fiscal year, we made a number of major asset allocation changes to the Fund's portfolio. We began to overweight the Pacific region, which began to experience a significant economic recovery during the period. We reduced the Fund's holdings in Central Europe during the Kosovo crisis and then again at the end of the fiscal year, when we reduced the portfolio's exposure to Greece, which we perceived to be overvalued. We increased the Fund's exposure to India during the second half of the fiscal year when it became evident that the economy was experiencing a major recovery. Also in the second half of the Fund's fiscal year, we increased the portfolio's exposure to South Africa when a revival in commodities became evident.

NORTH PACIFIC REGION

In the North Pacific, the South Korean market rose 161.8%, substantially outperforming other regional markets. Improving market confidence based on economic recovery, inflows of liquidity from foreign investors, and a balance of payments surplus were the principal causes behind the rally. The Taiwanese market, which fell less than other regional markets during the 1997/1998 crisis, also rebounded, but by a more subdued 27.9%. For most of the fiscal year, the Chinese stock market was affected by concerns over deflation and poor growth prospects, and rose a relatively modest 14.1%.

Early in the fiscal year, we increased the Fund's exposure to both the Korean and Taiwanese markets. In Taiwan, we moved the Fund's focus away from closed-end funds and invested in domestic technology issues. In China, we continued to pursue infrastructure stocks.

--------------------------------------------------------------------------------
 FUND OBJECTIVE
 Seligman Henderson Emerging Markets Growth Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.
--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund


SOUTH PACIFIC REGION

Performances in the South Pacific markets of Indonesia, Thailand, and the Philippines varied greatly. Despite political uncertainty, the Indonesian market posted the best performance, rising 164.3%, due to a strong rally in the rupiah and improving confidence in the economy. In Thailand and the Philippines, the markets were more subdued as a result of weak economic improvement, and rose 27.6% and 8.3%, respectively.

The Fund maintained limited exposure to these markets during the period. We reduced the Fund's exposure to Indonesia ahead of the millennium because we believe that this country's computers may not be as prepared as we would like for the year 2000.

During the fiscal year, we avoided the Malaysian stock market. The government only recently, in October 1999, clarified the currency controls it had imposed in September 1998, and we felt that this market thus posed too many uncertainties during this time period.

Over the fiscal year as a whole, Latin American markets posted positive results, but gains were less spectacular than those of other regions. The Mexican market advanced 36.6% due to an acceleration in economic growth and a benign interest rate environment. The Chilean and Argentinean markets advanced 19.6% and 16.2%, respectively. Despite the floating of the Brazilian currency in January and its subsequent devaluation, the Brazilian market gained 3.2%.

During the period under review, we repositioned the Fund's portfolio in Mexico from defensive stocks (with an emphasis on bottlers) to cyclical stocks. In Brazil, we increased the portfolio's weighting in export-oriented stocks, after the Brazilian currency devaluation.

EMERGING EUROPE

Performance in emerging European markets varied widely, with Russia, Greece, and Turkey delivering the strongest performances. The Russian market rebounded sharply from the August 1998 crisis and rose 103.3%. The Greek market rose 87.5% as a result of the planned entry of the drachma into European Monetary Union, which is expected to produce sharply lower interest rates. The Turkish market also posted a strong performance of 78.9% based on expectations that inflation will be reduced and interest rates will decline.

In contrast, market performances in Central Europe were relatively lackluster as a result of poor economic growth and high levels of uncertainty during the Kosovo crisis. The Polish market rose 6.6%, the Hungarian market rose 10.2%, and the Czech Republic market rose 11.4%.

We maintained a significant weighting in Greece throughout the year, and the Fund's Greek-bank holdings showed strong appreciation during the period. We also re-established some of the Fund's positions in Russia during the period.

OTHER MARKETS

An acceleration of the Indian economy positively affected the Indian stock market, which rose 61.5% during the period. By contrast, the South African market rose just 12.3% due to high domestic interest rates and a fragile currency.

During the period, we increased the Fund's exposure to the Indian stock market and increased holdings in precious and base metals in South Africa.


OUTLOOK

The outlook for emerging markets for the coming fiscal year is encouraging, with global economic growth accelerating and commodity prices likely to rally further. Despite the recent rally, the Morgan Stanley Capital International Emerging Markets Free Index is still more than 25% below its peak, which was reached on September 1994, and we believe there is still great potential for appreciation. However, rising US interest rates may cause some short-term volatility.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COUNTRY INDEX FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1999, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                AVERAGE ANNUAL
                                                                         ----------------------------
                                               CLASS C
                                                SINCE                                      SINCE
                                              INCEPTION         SIX           ONE        INCEPTION
                                              5/27/99*        MONTHS*        YEAR         5/28/96
                                            -------------   ----------      ------     ------------
CLASS A**
With Sales Charge                                 n/a         (3.32)%       22.98%        (3.28)%
Without Sales Charge                              n/a          1.52         29.15         (1.88)
CLASS B**
With CDSC+                                        n/a         (3.76)        23.10         (3.48)
Without CDSC                                      n/a          1.24         28.10         (2.62)
CLASS C**
With Sales Charge and CDSC                       4.17%          n/a           n/a           n/a
Without Sales Charge and CDSC                    6.19           n/a           n/a           n/a
CLASS D**
With 1% CDSC                                      n/a          0.09         27.10           n/a
Without CDSC                                      n/a          1.09         28.10         (2.62)
LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                               7.88++        6.85         35.90         (2.11)++
MSCI EMF INDEX***                                7.86++        7.23         44.63         (4.25)+++

NET ASSET VALUE

               OCTOBER 31, 1999         APRIL 30, 1999        OCTOBER 31, 1998
              ------------------        ---------------      ------------------
CLASS A             $6.69                    $6.59                 $5.18
CLASS B              6.52                     6.44                  5.09
CLASS C              6.52                      n/a                   n/a
CLASS D              6.52                     6.45                  5.09

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1999
REALIZED               $0.489
UNREALIZED              0.618o

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.



------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
     International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From May 30, 1996.
 +++ From May 31, 1996.
  ++ From May 31, 1999.
   o Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund


   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through October 31, 1999, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

   [The following plot points are a representation of a chart]


                        Class A                Class A                 Class B         Class D              MSCI EMF      Lipper
                     With Sales Load       Without Sales Load         With CDSC        Without CDSC          Index       EMF Avg.
    Date
------------------------------------------------------------------------------------------------------------------------------------
      5/28/96             9,520                   10,000                 10,000          10,000             10,000          10,000
      7/31/96             9,013                    9,468                  9,454           9,454              9,375           9,487
     10/31/96             9,040                    9,496                  9,468           9,468              9,440           9,565
      1/31/97            10,173                   10,686                 10,630          10,644             10,299          10,761
      4/30/97            10,653                   11,190                 11,106          11,106             10,476          11,008
      7/31/97            12,453                   13,081                 12,969          12,969             11,522          12,463
     10/31/97             9,787                   10,280                 10,182          10,182              8,639          10,012
      1/31/98             9,173                    9,636                  9,524           9,524              7,856           9,125
      4/30/98            10,600                   11,135                 10,980          10,966              8,954          10,405
      7/31/98             9,000                    9,455                  9,300           9,300              7,135           8,533
     10/31/98             6,907                    7,255                  7,129           7,129              5,962           6,841

      1/31/99             7,080                    7,437                  7,283           7,297              6,262           7,037
      4/30/99             8,787                    9,230                  9,020           9,034              8,041           8,701
      7/31/99             9,120                    9,580                  9,356           9,370              8,660           9,419
     10/31/99             8,920                    9,370                  8,858           9,132              8,623           9,297




     There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practice, and rapid changes in political and economic conditions.

     As shown on page 14, the performance of Class C shares will be greater than or less than the performance shown for Class A, Class B and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1999

                                                            SHARES
                                                -------------------------------
                                                                    HOLDINGS
ADDITIONS                                         INCREASE          10/31/99
---------                                       ------------      -------------
Acer (Taiwan) .............................        380,000           437,000(1)
Centrais Eletricas Brasileiras
    "Electrobras" (ADRs) (Brazil) .........         79,800            79,800
Companhia Energetica de
    Minas Gerais "CEMIG"
    (ADRs) (Brazil) .......................         38,400            38,400
Empresa Nacional de
    Electricidad (ADRs)
    (Chile) ...............................         61,500            61,500
Enersis (ADRs) (Chile) ....................         33,400            33,400
India IT Fund (India) .....................         20,470            20,470
Larsen & Toubro (GDRs)
    (India) ...............................         38,900            38,900
Siliconware Precision
    Industries (Taiwan) ...................        440,000           440,000
State Bank of India (GDRs)
    (India) ...............................         60,200            60,200
United Microelectronics
    (Taiwan) ..............................        482,000           482,000

                                                            SHARES
                                                -------------------------------
                                                                    HOLDINGS
REDUCTIONS                                        DECREASE          10/31/99
----------                                      -------------     -------------
Cheil Jedang (South Korea) ................         10,000            7,000
Citic Pacific (China) .....................        234,000               --
Companhia Paranaense de Ener-
    gia "Copel" (ADRs) (Brazil) ...........         97,200               --
Elektrim Spolka Akcyjna
    (Poland) ..............................         60,000               --
Fomento Economico Mexicano
    "Femsa" (ADRs) (Mexico) ...............         35,000               --
Pepsi-Gemex (GDRs) (Mexico) ...............         97,000               --
Samsung Electronics
    (South Korea) .........................          4,446            9,664
Sarantis (Greece) .........................         37,200           25,800
Taiwan Opportunities Fund
    (Taiwan) ..............................         74,000               --
Telesp Celular Participacoes
    (Brazil) ..............................         26,000               --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 57,000 shares received as a result of a bonus issue.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund


COUNTRY ALLOCATION
OCTOBER 31, 1999
                                                                         MSCI
                                                                          EMF
                                                          FUND           INDEX
                                                         -------       --------
EUROPE, MIDDLE EAST,
 AND AFRICA ....................................          26.51%          30.25%
   Croatia .....................................           0.76              --
   Czech Republic ..............................           1.29            0.77
   Estonia .....................................           0.39              --
   Greece ......................................           6.50            8.17
   Hungary .....................................           1.64            1.24
   Israel ......................................           1.99            3.92
   Jordan ......................................             --            0.14
   Poland ......................................           1.06            1.01
   Russia ......................................           0.91            1.62
   South Africa ................................           9.83           11.04
   Turkey ......................................           2.14            2.34
LATIN AMERICA ..................................          25.30           27.02
   Argentina ...................................           1.58            2.44
   Brazil ......................................           8.49            8.07
   Chile .......................................           3.08            3.61
   Colombia ....................................             --            0.37
   Mexico ......................................          12.15           11.00
   Peru ........................................             --            0.78
   Venezuela ...................................             --            0.75
PACIFIC ........................................          45.01           42.73
   China .......................................           4.37            0.59
   India .......................................           9.72            8.11
   Indonesia ...................................           1.63            2.05
   Pakistan ....................................             --            0.36
   Philippines .................................           1.76            1.45
   South Korea .................................          11.69           15.02
   Sri Lanka ...................................             --            0.05
   Taiwan ......................................          13.91           12.06
   Thailand ....................................           1.93            3.04
OTHER ASSETS LESS LIABILITIES ..................           3.18              --
                                                         ------          ------
TOTAL ..........................................         100.00%         100.00%
                                                         ======          ======
LARGEST INDUSTRIES
OCTOBER 31, 1999

[THE FOLLOWING PLOT POINTS REPRESENT A CHART]

TELECOMMUNICATIONS      FINANCIAL       METALS      MANUFACTURING     ELECTRIC
                         SERVICES                                     UTILITIES

      19.04%              12.57%          10.7%            8.8%          5.28%
   $11,446,635          $7,557,425     $6,079,086      $4,918,450     $4,809,469

REGIONAL ALLOCATION
OCTOBER 31, 1999

OTHER ASSETS LESS LIABILITIES      3.18%

PACIFIC                            45.01%

LATIN AMERICA                      25.30%

EUROPE, MIDDLE EAST, AND AFRICA    26.51%


LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999

SECURITY                                                     VALUE
--------                                                   ----------
Telefonos de Mexico "Telmex"
    (Class L ADRs) (Mexico) .....................          $1,992,150
China Steel (GDRs) (Taiwan) .....................           1,626,739
Samsung Electronics (South Korea) ...............           1,611,338
China Telecom (Hong Kong)
    (China) .....................................           1,438,023
Taiwan Semiconductor Manufacturing
    (ADRs) (Taiwan) .............................           1,320,251
United Microelectronics (Taiwan) ................           1,253,625
Pohang Iron and Steel (ADRs)
    (South Korea) ...............................           1,151,438
Sarantis (Greece) ...............................           1,130,240
Korea Electric Power (South Korea) ..............           1,082,701
L.G. Chemical (South Korea) .....................           1,059,191

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Emerging Markets Growth Fund

                                                  SHARES               VALUE
                                                  ------               ------
COMMON STOCKS  96.82%
ARGENTINA  1.58%
PEREZ COMPANC (ADRS)
   Worldwide producer of oil
   and gas (Resources)                             33,300           $   404,462
TELEFONICA DE ARGENTINA (ADRS)
   Provider of telecommunications
   services (Telecommunications)                   11,500               294,687
TRANSPORTADORA DE GAS DEL SUR "TGS"
   (ADRS)
   Transporter of natural gas
   (Resources)                                     30,000               251,250
                                                                    -----------
                                                                        950,399
                                                                    -----------
BRAZIL  8.49%
ARACRUZ CELULOSE (ADRS)
   Worldwide paper
   manufacturer
   (Paper and Printing)                            18,700               383,350
CENTRAIS ELETRICAS BRASILEIRAS
   "ELECTROBRAS" (ADRS)
   Holding company for electrical
   suppliers (Electric Utilities)                  79,800               713,364
COMPANHIA ENERGETICA DE MINAS
   GERAIS "CEMIG" (ADRS)
   Provider of electric utility
   services (Electric Utilities)                   38,400               548,840
COMPANHIA CERVEJARIA
   BRAHMA (ADRS)
   Producer and distributor of beer
   and soft drinks (Consumer
   Goods and Services)                             25,000               312,500
COMPANHIA VALE DO RIO DOCE (ADRS)
   Mining and transportation
   company (Resources)                             21,500               419,308
PETROLEO BRASILEIRO "PETROBRAS" (ADRS)
   Oil and gas producer and
   distributor (Resources)                         47,800               764,002
TELE CENTRO SUL PARTICIPACOES (ADRS)*
   Provider of telecommunica-
   tions services
   (Telecommunications)                            12,200               728,950
TELESP CELULAR PARTICIPACOES
   Provider of telecommunica-
   tions services
   (Telecommunications)                            24,000               387,276
TELESP PARTICIPACOES (ADRS)*
   Provider of telecommunica-
   tions services
   (Telecommunications)                            20,000               323,750
UNIAO DE BANCOS BRASILEIROS
   "UNIBANCO" (GDRS)
   Commercial bank
   (Financial Services)                            22,500               520,312
                                                                    -----------
                                                                      5,101,652
                                                                    -----------
CHILE  3.08%
COMPANIA DE TELECOMUNICACIONES
   DE CHILE (ADRS)
   Provider of telecommunications
   services (Telecommunications)                   19,000               318,250
EMPRESA NACIONAL DE
   ELECTRICIDAD "ENDESA" (ADRS)
   Electrical supplier
   (Electric Utilities)                            61,500               784,125
ENERSIS (ADRS)
   Provider of electric utility
   services (Electric Utilities)                   33,400               751,500
                                                                    -----------
                                                                      1,853,875
                                                                    -----------
CHINA  4.37%
CHEUNG KONG INFRASTRUCTURE HOLDINGS
   Real estate investment and
   development (Construction
   and Property)                                  240,000               454,113
CHINA RESOURCES ENTERPRISE
   Investment holding company
   with interests in real
   estate, cold storage services, and
   other products (Diversified)                   450,000               579,225
CHINA TELECOM (HONG KONG)*
   Provider of telecommunications
   services (Telecommunications)                  420,000             1,438,023
SHANDONG INTERNATIONAL POWER
   DEVELOPMENT (H SHARES)*
   Operator of electric power
   plants (Electric Utilities)                    972,000               155,140
                                                                    -----------
                                                                      2,626,501
                                                                    -----------
CROATIA   0.76%
PLIVA (GDRS)
   Manufacturer and retailer of
   pharmaceutical products
   (Drugs and Health Care)                         42,000               456,750
                                                                    -----------
CZECH REPUBLIC  1.29%
CESKA SPORITELNA*
   Commercial bank
   (Financial Services)                            79,000               438,284
CESKE ENERGETICKE ZAVODY "CEZ"*
   Electrical supplier
   (Electric Utilities)                           127,500               334,896
                                                                    -----------
                                                                        773,180
                                                                    -----------
ESTONIA  0.39%
SOCIETIE GENERAL BALTIC
   REPUBLICS FUND*
   Investor in the Baltic
   Republics (Miscellaneous)                        3,200               233,600
                                                                    -----------
GREECE  6.50%
ALPHA CREDIT BANK
   Provider of banking services
   (Financial Services)                             7,350               564,065


----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Emerging Markets Growth Fund

                                                   SHARES              VALUE
                                                 ----------            ------
GREECE (CONTINUED)
COMMERCIAL BANK OF GREECE
   Provider of banking services
   (Financial Services)                             6,660          $    497,056
HELLENIC TELECOMMUNICATIONS
    ORGANIZATION
    Provider of telecommunications
    services (Telecommunications)                  25,050               532,672
INTRACOM
   Provider of telecommunications
   equipment
   (Telecommunications)                            13,000               579,893
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking and financial
   services (Financial Services)                   19,950               275,559
SARANTIS*
   Manufacturer and distributor
   of cosmetics (Drugs and
   Health Care)                                    25,800             1,130,240
STET HELLAS TELECOMMUNICATIONS
    (ADRS)+*
    Provider of mobile
    telecommunication services
    (Telecommunications)                           15,150               327,619
                                                                    -----------
                                                                      3,907,104
                                                                    -----------
HUNGARY  1.64%
MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunications
   services (Telecommunications)                   18,300               527,269
RICHTER GEDEON (GDRS)
   Manufacturer of pharmaceuticals
   and cosmetics
   (Drugs And Health Care)                         10,250               460,225
                                                                    -----------
                                                                        987,494
                                                                    -----------

INDIA  9.72%
HINDALCO INDUSTRIES (GDRS)+
   Producer of aluminum
   and aluminum products
   (Metals)                                        18,800               398,560
INDIA IT FUND*
   Closed-end technology fund
   (Miscellaneous)                                 20,470               798,330
ITC (GDRS)+
   Holding company with interests
   in tobacco, hotels, financial
   services, paper, packaging and
   printing, real estate, and
   international export (Diversified)              28,200               534,390
LARSEN & TOUBRO (GDRS)
   Manufacturer of engineering
   equipment (Diversified)                         38,900               842,185
MAHANGAR TELEPHONE NIGAM (GDRS)
   Provider of telecommunications
   services (Telecommunications)                   68,850               568,012

                                                 SHARES OR
                                                  WARRANTS
                                                 ----------
MAHINDRA & MAHINDRA (GDRS)*
   Manufacturer of automobiles,
   automobile components, and
   farm equipment (Manufacturing)                  37,100 shs.          284,742
SATYAM INFOWAY (ADRS)*
   Provider of Internet access
   and services (Computer and
   Technology Related)                              5,500               213,125
STATE BANK OF INDIA (GDRS)
   Provider of banking services
   (Financial Services)                            60,200               801,412
TATA ENGINEERING & LOCOMOTIVE (GDSS)
   Manufacturer of commercial
   automobiles (Automotive
   and Related)                                    95,900               613,760
VIDESH SANCHAR NIGAM (GDRS)
   Provider of international
   telecommunications services
   (Telecommunications)                            15,000               239,250
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunications services
   (Telecommunications)                            34,200               551,475
                                                                    -----------
                                                                      5,845,241
                                                                    -----------
INDONESIA  1.63%
PT BANK PAN INDONESIA**
   Commercial bank
   (Financial Services)                         7,820,000               914,620
PT BANK PAN INDONESIA*
   Commercial bank
   (Financial Services)                           690,000 wts.           28,498
PT TELEKOMUNIKASI INDONESIA
   Provider of
   telecommunications services
   (Telecommunications)                            72,000 shs.           34,211
                                                                    -----------
                                                                        977,329
                                                                    -----------
ISRAEL  1.99%
DELTA-GALIL INDUSTRIES (ADRS)*
   Clothing manufacturer
   (Manufacturing)                                 50,000               628,125
KOOR INDUSTRIES
   Investment company whose
   subsidiaries manufacture
   building materials and
   telecommunications
   equipment (Diversified)                          6,900               570,584
                                                                    ------------
                                                                      1,198,709
                                                                    ------------
MEXICO  12.15%
ALFA (SERIES A)
   Producer of steel, chemicals, and
   food products (Diversified)                     73,300               279,260
CEMEX (ADRS)*
   Provider of cement products
   (Construction and Property)                     25,440               572,400

----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS  OCTOBER 31, 1999
Seligman Henderson Emerging Markets Growth Fund

                                                  SHARES               VALUE
                                                  ------               ------
MEXICO  (CONTINUED)
CIFRA (ADRS)*
   Retail operator (Retailing)                     33,000           $   515,255
GRUPO CARSO (ADRS)*
   Diversified holding company
   (Diversified)                                   80,000               667,736
GRUPO MEXICO (CLASS B)
   Mineral miner
   (Metals)                                       147,000               533,339
GRUPO MODELO (SERIES C)
   Brewery (Consumer Goods
   and Services)                                  230,000               561,092
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services
   (Media)                                         20,800               884,000
NUEVO GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunications services
   (Telecommunications)                            63,288               751,545
TELEFONOS DE MEXICO "TELMEX"
   (CLASS L ADRS)
   Provider of telecommunications
   services (Telecommunications)                   23,300             1,992,150
TUBOS DE ACERO DE MEXICO
   "TAMSA" (ADRS)
   Manufacturer and retailer of
   industrial pipes and tubing
   (Manufacturing)                                 50,000               550,220
                                                                    -----------
                                                                      7,306,997
                                                                    -----------
PHILIPPINES  1.76%
MANILA ELECTRIC (CLASS B)
   Distributor of electricity
   for heat and power
   (Electric Utilities)                           160,000               438,903
PHILIPPINE LONG DISTANCE TELEPHONE
   Provider of telecommunications
   services (Telecommunications)                   10,000               208,229
PHILIPPINE LONG DISTANCE
   TELEPHONE (ADRS)
   Provider of telecommunications
   services (Telecommunications)                   20,000               411,250
                                                                    -----------
                                                                      1,058,382
                                                                    -----------
POLAND  1.06%
AGORA (GDRS)*
   Radio station and cable
   television operator (Media)                     28,700               288,435
SOFTBANK (GDRS)
   PC wholesaler (Computer and
   Technology Related)                             12,300               346,849
                                                                    -----------
                                                                        635,284

RUSSIA  0.91%
SURGUTNEFTEGAZ (ADRS)
   Oil and natural gas producer
   (Resources)                                     65,500               545,287
                                                                    -----------
SOUTH AFRICA  9.83%
ABSA GROUP
   Provider of banking services
   (Financial Services)                           107,600               438,808
ANGLO AMERICAN CORPORATION OF
   SOUTH AFRICA
   Holding company for mining
   and associated operations
   (Metals)                                        14,800               787,888
ANGLO AMERICAN PLATINUM "AMPLATS"
   Holding company for platinum
   mine operators (Metals)                         22,200               639,707
BARLOW
   Producer and distributor of
   products used in building and
   construction and other
   industries (Construction
   and Property)                                  157,700               768,924
BILLITON
   Diversified mineral producer
   (Metals)                                       131,300               572,868
GOLD FIELDS
   Gold mining operator
   (Metals)                                        77,000               368,547
JD GROUP
   Retailer of furniture, appliances,
   and home entertainment
   products (Retailing)                            67,000               429,760
OLD MUTUAL*
   Holding company which
   specializes in life insurance
   (Financial Services)                           253,452               536,339
SAPPI
   Producer of pulp, paper, and
   timber products (Paper and
   Printing)                                       74,800               619,832
STANDARD BANK INVESTMENT*
   Provider of commercial
   banking services
   (Financial Services)                           136,000               464,957
THETA GROUP*
   Provider of banking services
   (Financial Services)                           170,000               280,912
                                                                    -----------
                                                                      5,908,542
                                                                    -----------
SOUTH KOREA  11.69%
CHEIL JEDANG
   Supplier of diversified consumer
   products (Consumer Goods
   and Services)                                    7,000               402,668
KOREA ELECTRIC POWER
   Electric power generator and
   supplier (Electric Utilities)                   37,000             1,082,701

----------
See footnotes on page 20.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Emerging Markets Growth Fund

                                                  SHARES               VALUE
                                                  ------               ------
SOUTH KOREA (CONTINUED)
KOREA TELECOM (ADRS)*
   Provider of
   telecommunications services
   (Telecommunications)                            17,200           $   606,300
L.G. CHEMICAL
   Manufacturer of petrochemicals,
   ranging from cosmetics to
   advanced materials (Chemicals)                  35,000             1,059,191
POHANG IRON AND STEEL (ADRS)
   Steel manufacturer for the
   construction and shipbuilding
   industries (Metals)                             34,500             1,151,438
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   electronics and semiconductors
   (Manufacturing)                                  9,664             1,611,338
SHINHAN BANK (GDSS)*
   Provider of banking services
   (Financial Services)                            22,800               485,070
SK TELECOM GROUP (ADRS)
   Provider of mobile
   telecommunications and paging
   services (Telecommunications)                   47,910               625,824
                                                                    -----------
                                                                      7,024,530
                                                                    -----------
TAIWAN  13.91%
ACER*
   Manufacturer of computer
   products (Computer and
   Technology Related)                            437,000               833,496
CHINA STEEL (GDRS)*
   Producer of steel and steel
   products (Metals)                               95,550             1,626,739
CHINATRUST COMMERCIAL BANK*
   Commercial bank
   (Financial Services)                           603,200               553,377
FAR EASTERN TEXTILE*
   Provider of textile products
   (Manufacturing)                                 41,000               590,400
HON HAI PRECISION INDUSTRY (GDRS)*
   Provider of electronic connectors
   and cable assemblies
   (Electronics Capital Equipment)                 28,000               454,300
THE ROC TAIWAN FUND
   Closed-end fund investing
   in Taiwan (Miscellaneous)                      122,000               937,875
SILICONWARE PRECISION INDUSTRIES*
   Packaging of electronic
   components (Computer and
   Technology Related)                            440,000               790,668
TAIWAN SEMICONDUCTOR
   MANUFACTURING (ADRS)*
   Manufacturer of integrated
   circuits (Computer and
   Technology Related)                             38,130             1,320,251
UNITED MICROELECTRONICS*
   Manufacturer of integrated
   circuits (Manufacturing)                       482,000             1,253,625
                                                                    -----------
                                                                      8,360,731
                                                                    -----------
THAILAND  1.93%
SIAM CEMENT*
   Cement manufacturer and
   distributor (Construction
   and Property)                                   31,000               803,005
THAI FARMERS BANK*
   Provider of banking services
   (Financial Services)                           255,000               359,992
                                                                    -----------
                                                                      1,162,997
                                                                    -----------
TURKEY  2.14%
KOC HOLDING
   Holding company with
   interests in diversified
   industries such as finance,
   retailing, and tourism
   (Diversified)                                4,215,000               425,209
MIGROS TURK
   Retailer of food and consumer
   products (Retailing)                         1,066,250               460,193
TURKIYE IS BANKASI "ISBANK"
   (GDRS)*
   Provider of banking services
   (Financial Services)                           201,500               398,164
                                                                    -----------
                                                                      1,283,566
                                                                    -----------
TOTAL INVESTMENTS  96.82%
  (Cost $52,576,232)                                                 58,198,150
OTHER ASSETS
  LESS LIABILITIES  3.18%                                             1,914,463
                                                                    -----------
NET ASSETS  100.00%                                                 $60,112,613
                                                                    ===========
----------
  * Non-income producing security.
 ** Warrants attached.
  + Rule 144A security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund


PERFORMANCE REVIEW

For the fiscal year ended October 31, 1999, Seligman Henderson Global Growth Opportunities Fund posted a total return of 33.68%, based on the net asset value of Class A shares, outpacing both the 26.28% total return of the Lipper Global Funds Average and the 25.33% total return of the Morgan Stanley Capital International World Index.

As markets around the world recovered over the past fiscal year, the Fund's relative performance was influenced positively by three major factors. First, the Fund was overweighted in the technology and telecommunications sub-themes, which contributed significantly to the Fund's performance, since these sectors outperformed the broader markets by a wide margin. The continually increasing use of mobile communication devices, the Internet, and data transfer drove demand for computers, software, and connectivity steadily higher during the one-year period. Second, the Fund's emphasis on Japanese emerging growth companies was timely, as this area of the market more than doubled in value during the year. Third, the Fund's limited exposure to health care was beneficial since the sector, which was plagued by investor concerns regarding slower growth rates in the future, lagged considerably behind the broader market averages.

PORTFOLIO STRATEGY

The Fund remained broadly invested in three major growth themes : Quality of Life (29%), Productivity (42%), and Consumption (20%). During the year, we significantly increased the Fund's exposure to the Productivity theme, which includes information technology and telecommunication services, and reduced exposure to the Consumption and Quality of Life themes.

QUALITY OF LIFE

During the first six months of the fiscal year, we substantially reduced the Fund's investment in the health care sub-theme. While pharmaceutical stocks continue to have exciting long-term growth prospects, supported by patents and proprietary research, we concluded that, for many holdings, optimism for the future was fully reflected in current prices.

PRODUCTIVITY

We continued to add substantially to the telecommunications sub-theme. The increase in voice and data traffic over growing numbers of networks shows no sign of abating. In fact, the demand for ever-greater bandwidth is likely to accelerate. Telecommunications has now over

--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Henderson Global Growth Opportunities Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.
--------------------------------------------------------------------------------

[Picture]

INTERNATIONAL TEAM: (STANDING, FROM LEFT) DAVID THORNTON, BEN ELWES, JOHN CRAWFORD, PETER BASSETT, JEREMY HALL, (SEATED) NITIN MEHTA (PORTFOLIO MANAGER)

[PICTURE]

US TEAM: (FROM LEFT) DAVID LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) JACK CHANG (CO-PORTFOLIO MANAGER), CRAIG CHODASH, SANDRA LU

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund


taken both technology and consumer staples as the biggest sub-theme, with approximately 16% of the Fund's total net assets invested in this area.

Around the world, we added several new telephone stocks. The most significant of these include the dominant fixed-line and mobile network providers. In total, the Fund has sixteen telecommunications-related investments.

Within the technology sub-theme, we added new investments in Asia. Following the sharp economic contraction in the region, technology-related stocks there offered what we perceived to be rare growth opportunities. In Japan, we added companies involved in computer-system integration.

CONSUMPTION

During the first half of the fiscal year, rising consumer confidence in Continental Europe, which was due to falling unemployment and record low interest rates, led us to increase exposure to consumer-related stocks in this region. However, as increasing competition put pressure on profit margins, we sold some retailers. Throughout the world, traditional retailing has been threatened by new competition, including Internet retailing.

OUTLOOK

The news about global economic activity continues to be surprisingly positive. As a result, interest rates are likely to move somewhat higher, first in the US and Europe, and eventually in Asia. However, we believe that much of this increase has already been anticipated by the markets. As long as inflationary pressures remain relatively muted, we believe that investors will not be overly concerned about higher interest rates. We expect that, as central banks around the world tighten their monetary policies in pre-emptive moves against inflation, long-term bond yields in most markets will begin to decline. Such a scenario would be supportive for growth stocks.

Among the themes emphasized by the Fund, we are most encouraged by the outlook for the technology and telecommunications sub-themes. Despite currently high valuations, we expect that accelerating demand and corporate activity will create exciting growth opportunities in these sectors.

In an environment of low inflation and intense competition, real growth will continue to be scarce. The experience of recent years has also shown that investors around the world are eager to invest in businesses that promise high profit growth, and we believe that this situation will continue. During the coming fiscal year, we will continue to apply our thematic approach when looking for companies with prospects for superior growth.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund


COUNTRY ALLOCATION
OCTOBER 31, 1999
                                                                          MSCI
                                                                       WORLD
                                                        FUND            INDEX
                                                       -------        -------
CONTINENTAL EUROPE ...........................          36.59%          21.54%
   Austria ...................................             --            0.12
   Belgium ...................................             --            0.56
   Denmark ...................................           0.67            0.37
   Finland ...................................           4.28            1.00
   France ....................................           6.45            4.54
   Germany ...................................           2.35            4.54
   Greece ....................................           0.91              --
   Hungary ...................................           0.25              --
   Ireland ...................................           2.13            0.23
   Italy .....................................           3.17            1.81
   Netherlands ...............................           6.25            2.55
   Norway ....................................           1.70            0.18
   Portugal ..................................             --            0.23
   Spain .....................................           4.19            1.28
   Sweden ....................................           3.06            1.09
   Switzerland ...............................           1.18            3.04
JAPAN ........................................          11.47           13.59
LATIN AMERICA ................................           1.59              --
   Brazil ....................................           0.40              --
   Mexico ....................................           1.19              --
PACIFIC ......................................           3.23            2.74
   Australia .................................           1.35            1.14
   China .....................................           0.46              --
   Hong Kong .................................           0.70            1.04
   New Zealand ...............................             --            0.08
   Singapore .................................           0.49            0.48
   South Korea ...............................           0.23              --
UNITED KINGDOM ...............................           9.14            9.66
UNITED STATES ................................          33.07           50.45
OTHER ........................................             --            2.02
   Canada ....................................             --            2.02
OTHER ASSETS LESS LIABILITIES ................           4.91              --
                                                       ------          ------
TOTAL ........................................         100.00%         100.00%
                                                       ======          ======
LARGEST INDUSTRIES
OCTOBER 31, 1999

[THE FOLLOWING REPRESENTS A CHART]

TELECOMMUNICATIONS         COMPUTER AND        FINANCIAL       BUSINESS GOODS         DRUGS AND
                        TECHNOLOGY RELATED      SERVICES        AND SERVICES          HEALTH CARE

      15.9%                   10.9%               9.5%             8.6%                  8.5%
   $37,352,610             $25,696,466         $22,405,908      $20,290,148           $20,081,386


LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999

SECURITY                                                               VALUE
--------                                                              -------
Nokia (Finland) ..........................................          $6,760,354
Microsoft (US) ...........................................           6,127,638
L.M. Ericsson Telefon
  (Series B) (Sweden) ....................................           5,678,195
Tyco International (US) ..................................           4,385,138
WPP Group (UK) ...........................................           4,385,125
America Online (US) ......................................           4,331,563
MCI WorldCom (US) ........................................           4,289,062
BMC Software (US) ........................................           4,279,222
Koninklijke (Royal) Philips
  Electronics (Netherlands) ..............................           4,149,701
Carrefour Supermarche (France) ...........................           4,087,816

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                                    AVERAGE ANNUAL
                                                                                       ----------------------------------------
                                             CLASS C                                                   CLASS B
                                              SINCE                                                     SINCE            SINCE
                                            INCEPTION              SIX                ONE             INCEPTION        INCEPTION
                                            5/27/99*             MONTHS*             YEAR              4/22/96          11/1/95
                                            ---------            -------             ----             ---------        ---------
CLASS A**
With Sales Charge                               n/a                 4.89%            27.33%                n/a            15.76%
Without Sales Charge                            n/a                10.10             33.68                 n/a            17.20

CLASS B**
With CDSC+                                      n/a                 4.68             27.66               14.17%             n/a
Without CDSC                                    n/a                 9.68             32.66               14.78              n/a

CLASS C**
With Sales Charge and CDSC                    11.35%                 n/a               n/a                 n/a              n/a
Without Sales Charge and CDSC                 13.47                  n/a               n/a                 n/a              n/a

CLASS D**
With 1% CDSC                                    n/a                 8.68             31.66                 n/a              n/a
Without CDSC                                    n/a                 9.68             32.66                 n/a            16.32

LIPPER GLOBAL FUNDS AVERAGE***                 8.92@                5.85             26.18               14.49++          16.19o

MSCIWORLD INDEX***                             8.59@                4.64             25.33               17.30++          18.70o

NET ASSET VALUE

                 OCTOBER 31, 1999       APRIL 30, 1999         OCTOBER 31, 1998
                 -----------------      --------------        ------------------
CLASS A               $12.86                $11.68                   $9.62
CLASS B                12.47                 11.37                    9.40
CLASS C                12.47                   n/a                     n/a
CLASS D                12.47                 11.37                    9.40

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1999

REALIZED                        $2.145
UNREALIZED                       3.713oo

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


----------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Global Funds Average and the Morgan Stanley Capital
      International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, and 3% since inception.
   ++ From April 30, 1996.
    @ From May 31, 1999.
    o From October 31, 1995.
   oo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through October 31, 1999, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[the following plot points represent a chart]

           Class A     Class A
         With Sales    Without
           Charge    Sales Charge   Lipper       MSCI      Class D
         ----------  ------------   ------       ----      -------
11/1/95     9520        10000       10000       10000       10000
1/31/96     10107       10616       10602       10848       10660
4/30/96     10880       11429       11387       11363       11349
7/31/96     10627       11162       11106       11032       10980
10/31/96    10773       11317       11233       11683       11614
1/31/97     11307       11877       11751       12293       12467
4/30/97     11347       11919       11793       12593       12475
7/31/97     13253       13922       13740       14691       14492
10/31/97    12267       12885       12689       13699       13635
1/31/98     12748       13391       13152       14511       13986
4/30/98     15028       15786       15475       16312       15947
7/31/98     15069       15829       15503       16470       15771
10/31/98    13435       14112       13800       15847       14451
1/31/99     15599       16386       15988       18003       16342
4/30/99     16312       17134       16692       18982       17225
7/31/99     17052       17912       17412       19091       17687
10/31/99    17960       18865       18307       19862       18234

     There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     As shown on page 24, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1999


                                                            SHARES
                                                -------------------------------
                                                                    HOLDINGS
ADDITIONS                                         INCREASE          10/31/99
-------------                                   ------------      -------------
Alza (US) ....................................       82,900            82,900
America Online (US) ..........................       33,400            33,400
BMC Software (US) ............................       66,700            66,700
Cintas (US) ..................................       65,300            65,300
Cisco Systems (US) ...........................       37,400            48,100(1)
Compuware (US) ...............................      143,200           143,200
Corning (US) .................................       49,400            49,400
Koninklijke Numico
    (Netherlands) ............................       57,862            57,862
MCI WorldCom (US) ............................       31,500            50,000
Ryanair Holdings (Ireland) ...................      300,500           300,500


                                                           SHARES
                                                 ------------------------------
                                                                    HOLDINGS
REDUCTIONS                                        DECREASE          10/31/99
---------------                                  -----------      -------------
Accor (France) ...............................       11,993                --
AES (US) .....................................       42,900            60,200
AlliedSignal (US) ............................       60,300                --
AT&T (US) ....................................       88,650                --
Bristol-Myers Squibb (US) ....................       44,800                --
Kroger (US) ..................................       56,300                --
Metro (Germany) ..............................       43,500                --
Newell Rubbermaid (US) .......................       69,800                --
Pfizer (US) ..................................       47,800(2)             --
Superdiplo (Spain) ...........................      105,980                --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


----------
(1) Includes 10,700 shares received as a result of a 2-for-1 stock split.
(2) Includes 28,600 shares received as a result of a 3-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Growth Opportunities Fund


                                                  SHARES               VALUE
                                                ---------           -----------
COMMON STOCKS  95.03%
AUSTRALIA  1.35%
BRAMBLES INDUSTRIES
   Operator of diversified transpor-
   tation and commercial services
   (Business Goods and Services)                   39,300            $1,105,910
COCHLEAR
   Developer and marketer of
   hearing aids
   (Drugs and Health Care)                         78,200               853,280
CSL
   Manufacturer and marketer of
   human and veterinary
   pharmaceutical products
   (Drugs and Health Care)                        100,700             1,220,877
                                                                   ------------
                                                                      3,180,067
                                                                   ------------
BRAZIL  0.40%
TELESP PARTICIPACOES (ADRS)*
   Provider of telecommunications
   services (Telecommunications)                   58,000               938,875
                                                                   ------------
CHINA 0.46%
CHINA TELECOM (HONG KONG)*
    Provider of telecommunications
    services (Telecommunications)                 312,000             1,068,245
                                                                   ------------
DENMARK 0.67%
ISS INTERNATIONAL SERVICE SYSTEM*
    Provider of cleaning and
    landscape management services
    (Business Goods and Services)                  29,300             1,574,889
                                                                   ------------
FINLAND 4.28%
NOKIA
    Developer and manufacturer
    of cellular phones and base
    stations (Telecommunications)                  58,930             6,760,354
SONERA GROUP
    Provider of telecommunications
    services (Telecommunications)                 109,400             3,292,969
                                                                   ------------
                                                                     10,053,323
                                                                   ------------
FRANCE 6.45%
ALCATEL
    Developer of telecommunications
    equipment and systems
    (Telecommunications)                           22,625             3,542,250
CAP GEMINI
    Provider of computer
    consulting services (Computer
    and Technology Related)                        15,156             2,300,972
CARREFOUR SUPERMARCHE
    Supermarket operator in Europe,
    the Americas, and Taiwan
    (Retailing)                                    22,030             4,087,816
GENSET (ADRS)*
    Biomedical research company
    (Drugs and Health Care)                        36,000               308,250
HACHETTE FILIPACCHI MEDIAS
    Printer and publisher of magazines
    and newspapers; online content
    provider; distributor of cable radio
    (Media)                                        18,725               945,631
SIDEL
    Manufacturer of industrial
    machinery (Manufacturing and
    Industrial Equipment)                          16,880             1,690,675
VALEO
    Manufacturer of automobile
    components (Automotive
    and Related)                                   31,698             2,282,531
                                                                   ------------
                                                                     15,158,125
                                                                   ------------
GERMANY 2.29%
ADIDAS-SALOMON
    Manufacturer and marketer of
    sporting goods (Retailing)                     27,030             1,987,717
PORSCHE
    Manufacturer of luxury sports cars
    (Automotive and Related)                          954             2,615,086
SIXT
    Provider of automobile rental
    and leasing services (Retailing)               29,845               772,480
                                                                   ------------
                                                                      5,375,283
                                                                   ------------
GREECE 0.91%
COMMERCIAL BANK OF GREECE
    Provider of banking services
    (Financial Services)                           20,181             1,506,170
NATIONAL BANK OF GREECE (GDRS)+
    Provider of banking and financial
    services (Financial Services)                  46,200               638,137
                                                                   ------------
                                                                      2,144,307
                                                                   ------------
HONG KONG 0.70%
HSBC HOLDINGS
    Provider of international
    banking and financial services
    (Financial Services)                           64,000               768,181
HUTCHISON WHAMPOA
    Holding company with
    interests in various
    industries (Diversified)                       88,000               883,511
                                                                   ------------
                                                                      1,651,692
                                                                   ------------
HUNGARY 0.25%
MAGYAR TAVKOZLESI "MATAV" (ADRS)
    Provider of telecommunications
    services (Telecommunications)                  12,000               345,750
MOL MAGYAR OLAJ-ES GAZIPARI
   (GDRS)+
    Oil and gas producer and
    distributor (Resources)                        12,250               245,000
                                                                   ------------
                                                                        590,750
                                                                   ------------
----------
See footnotes on page 30.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Growth Opportunities Fund

                                                  SHARES               VALUE
                                                ---------           -----------
IRELAND 2.13%
ELAN (ADRS)*
    Developer, manufacturer, and
    marketer of pharmaceutical
    delivery systems (Drugs and
    Health Care)                                   98,550          $  2,537,662
RYANAIR HOLDINGS*
    Aircraft operator
    (Transportation)                              300,500             2,471,174
                                                                   ------------
                                                                      5,008,836
                                                                   ------------
ITALY 3.17%
BANCA NAZIONALE DEL LAVORO "BNL"*
    Provider of banking services
    (Financial Services)                          836,500             2,839,789
BANCA POPOLARE DI LODI
    Provider of banking services
    (Financial Services)                          127,000             1,578,635
MEDIOLANUM
    Life insurer; provider of
    a wide range of financial
    services (Financial Services)                 373,000             3,039,853
                                                                   ------------
                                                                      7,458,277
                                                                   ------------
JAPAN 11.47%
ABLE
    Provider of real estate investment
    management (Financial Services)                11,000             1,013,533
ASAHI PRETEC
    Provider of recycling services
    for precious metals (Industrial
    Goods and Services)                                25             1,271,715
CRESCO
    Developer of computer software
    (Computer and Technology
    Related)                                       17,300             1,477,781
FANCL
    Manufacturer and retailer of
    cosmetics and nutritional
    supplements (Consumer Goods
    and Services)                                   5,600             1,612,439
H.I.S.
    Travel agency specializing
    in overseas and package tours
    (Entertainment and Leisure)                    52,520             2,091,928
INTER
    Provider of loans to
    individuals and small businesses
    (Financial Services)                           31,800             1,220,846
KEYENCE
    Manufacturer of detection
    devices and measuring control
    equipment (Electronics)                        10,600             2,843,555
MOBILEPHONE TELECOMMUNICATIONS
    INTERNATIONAL
    Provider of telecommunications
    services (Telecommunications)                       3             1,336,021
N.I.C.
    Dispatcher of medical personnel
    (Drugs and Health Care)                        26,000             1,285,152
NIPPON TELEGRAPH & TELEPHONE "NTT"
    Provider of telecommunications
    services (Telecommunications)                     145             2,226,701
NTT MOBILE COMMUNICATION
    NETWORK "NTT DOCOMO"
    Provider of telecommunications
    services (Telecommunications)                      62             1,648,335
OBIC BUSINESS CONSULTANTS
    Provider of computer systems
    support (Computer and
    Technology Related)                             1,000               344,563
SAGAMI CHAIN
    Noodle restaurant chain
    (Restaurants)                                  49,000               423,265
SANIX
    Provider of pest control and
    industrial waste disposal
    (Consumer Goods and Services)                  13,500             1,256,838
SUNDRUG
    Operator of outlet drug stores
    (Retailing)                                    19,300             1,322,603
TOKYO BISO KOGYO
    Building maintenance
    contractor (Business Goods
    and Services)                                 112,000             1,289,951
TOUEI HOUSING
    Real estate developer and
    retailer (Construction and
    Property)                                      38,000             1,531,817
UNITED ARROWS
    Clothing retailer
    (Consumer Goods and Services)                   13,000             1,659,468
UNIVERSAL HOME
    Provider of instructional
    services for home design
    (Business Goods and Services)                       1                37,432
XEBIO
    Retailer of outdoor clothing
    (Retailing)                                    37,200             1,049,698
                                                                   ------------
                                                                     26,943,641
                                                                   ------------
MEXICO  1.19%
GRUPO CARSO (ADRS)*
   Diversified holding company
   (Telecommunications)                           164,000             1,368,859
NUEVO GRUPO IUSACELL (ADSS)*
   Provider of wireless
   telecommunications services
   (Telecommunications)                           119,411             1,418,006
                                                                   ------------
                                                                      2,786,865
                                                                   ------------
NETHERLANDS  6.25%
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment)                 40,000             2,829,741

----------
See footnotes on page 30.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Growth Opportunities Fund

                                                  SHARES               VALUE
                                                ---------           -----------
NETHERLANDS (CONTINUED)
EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Goods and Services)                   40,600            $3,959,424
KONINKLIJKE NUMICO
   Provider of nutritional
   products (Consumer Goods
   and Services)                                   57,862             2,363,901
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                                   40,369             4,149,701
UNITED PAN-EUROPE COMMUNICATIONS
   (ASHARES)*
   Provider of telecommunications
   services (Telecommunications)                   17,978             1,385,552
                                                                   ------------
                                                                     14,688,319
                                                                   ------------
NORWAY  1.70%
TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates
   (Business Goods and Services)                  104,550             4,005,133
                                                                   ------------
SINGAPORE  0.49%
CHARTERED SEMICONDUCTOR
   MANUFACTURING (ADRS)*
   Provider of electronic components
   and semiconductors (Computer
   and Technology Related)                          3,500               116,156
GESINTERNATIONAL
   Manufacturer of computer
   equiment (Computer and
   Technology Related)                            553,000               482,606
NATSTEEL ELECTRONICS GROUP "NEL"
   Manufacturer of electronic
   products equipment for the
   computer and telecommuni-
   cations industries (Electronics)               140,000               547,698
                                                                   ------------
                                                                      1,146,460
                                                                   ------------
SOUTH KOREA  0.23%
KOREA TELECOM (ADRS)*
   Provider of telecommunications
   services (Telecommunications)                   15,000               528,750
                                                                   ------------
SPAIN  4.19%
ACTIVIDADES DE CONSTRUCCION
    Y SERVICIOS
    Designer and builder of public
    works projects, residential homes,
    and other buildings
    (Construction and Property)                    76,100             1,829,295
ALTADIS
    Manufacturer and marketer
    of tobacco products (Tobacco)                 149,960             2,474,309
AZKOYEN
    Manufacturer and marketer
    of beverage vending machines
    (Manufacturing and
    Industrial Equipment)                         143,450             1,394,427
SOCIEDAD GENERAL DE AGUAS
    DE BARCELONA
    Drinking water supplier; waste
    management (Consumer Goods
    and Services)                                 163,407             2,615,210
TELEFONICA PUBLICIDAD E INFORMACION*
    Telephone directory publisher;
    directory advertising retailer
    (Media)                                        70,000             1,531,371
                                                                   ------------
                                                                      9,844,612
                                                                   ------------
SWEDEN 3.06%
L.M. ERICSSON TELEFON (SERIES B)
    Manufacturer of telecom-
    munications equipment
    (Telecommunications)                          136,280             5,678,195
SECURITAS (SERIES B)
    Provider of security services
    (Consumer Goods and Services)                 101,300             1,505,641
                                                                   ------------
                                                                      7,183,836
                                                                   ------------
SWITZERLAND 1.18%
CREDIT SUISSE GROUP
    Provider of banking and
    financial services
    (Financial Services)                           14,425             2,777,320
                                                                   ------------
UNITED KINGDOM 9.14%
ASTRAZENECA
    Holding company, which
    through its subsidiaries, is a
    researcher and manufacturer of
    chemicals and medical products
    (Drugs and Health Care)                        65,289             2,954,955
BODYCOTE INTERNATIONAL
    Diversified manufacturer and
    distributor (Industrial Goods
    and Services)                                 370,000             1,514,249
BRITISH TELECOMMUNICATIONS
    Provider of telecommunications
    services (Telecommunications)                  55,000               998,446
CABLE & WIRELESS
    Provider of global
    telecommunications
    services (Telecommunications)                  45,000               526,240
GAMES WORKSHOP GROUP
    Manufacturer and retailer
    of specialty games (Retailing)                134,800             1,030,241
GRANADA GROUP
    Television group with additional
    leisure interests, including hotels
    (Entertainment and Leisure)                   197,600             1,570,289


----------
See footnotes on page 30.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Growth Opportunities Fund

                                                  SHARES               VALUE
                                                ---------           -----------
UNITED KINGDOM (CONTINUED)
HALMA
    Producer of fire detection and
    security equipment (Electronics)               20,000          $     35,666
HILTON GROUP
    Leisure group with interests
    in hotels and gaming
    (Entertainment and Leisure)                   375,000             1,146,411
PARITY
    Provider of software engineering
    and consulting services
    (Computer and
    Technology Related)                           675,000             2,257,690
PIZZA EXPRESS
    Operator of restaurant
    chain (Restaurants)                           245,000             3,241,590
SMITHKLINE BEECHAM
    Manufacturer and marketer of
    pharmaceutical products;
    provider of health care
    products and services
    (Drugs and Health Care)                        80,000             1,030,866
THOMSON TRAVEL GROUP
    International vacation and
    leisure company
    (Entertainment and Leisure)                   500,000               772,492
WPP GROUP
    Provider of worldwide
    marketing services, including
    advertising, public relations,
    and market research (Business
    Goods and Services)                           400,000             4,385,125
                                                                   ------------
                                                                     21,464,260
                                                                   ------------
UNITED STATES 33.07%
AES*
    Supplier of electricity
    (Electric and Gas Utilities)                   60,200             3,397,538
ALZA
    Developer of pharmaceutical
    products (Drugs and
    Health Care)                                   82,900             3,549,156
AMERICA ONLINE*
    Provider of electronic mail,
    entertainment, reference, and
    interactive publications, as well
    as Internet access (Computer
    and Technology Related)                        33,400             4,331,563
AMERICAN INTERNATIONAL GROUP
    Provider of insurance
    (Financial Services)                           37,218             3,831,128
BMC SOFTWARE*
    Developer of mainframe
    utility software (Computer
    and Technology Related)                        66,700             4,279,222
CBS*
    Radio and television
    broadcasting (Media)                           82,000             4,002,625
CINTAS
    Designer and manufacturer
    of corporate uniforms
    (Business Goods and Services)                  65,300             3,932,284
CISCO SYSTEMS*
    Manufacturer of computer
    network products (Computers
    and Business Services)                         48,100             3,560,903
CITIGROUP
    Provider of diversified
    financial services
    (Financial Services)                           56,550             3,060,769
COMPUWARE*
    Provider of mainframe
    software and consulting
    services (Computer and
    Technology Related)                           143,200             3,978,275
CORNING
    Producer of diversified
    components for the tele-
    communications and television
    industries (Diversified)                       49,400             3,884,075
DISNEY, WALT
    Theme parks and hotel operator;
    film production (Entertainment
    and Leisure)                                   97,600             2,574,200
GENERAL ELECTRIC
    Supplier of industrial equipment
    and consumer products
    (Diversified)                                  25,750             3,490,734
HALLIBURTON
    Manufacturer of products for
    the energy industry (Resources)                97,900             3,689,606
MCI WORLDCOM*
    Provider of telecommunications
    services (Telecommunications)                  50,000             4,289,062
MEDTRONIC
    Manufacturer of pacemakers and
    related cardiovascular products
    (Drugs and Health Care)                        97,200             3,365,550
MERCK
    Developer and manufacturer
    of pharmaceuticals (Drugs
    and Health Care)                               37,400             2,975,638
MICROSOFT*
    Provider of personal computer
    operating system and application
    software products (Computer
    and Technology Related)                        66,200             6,127,638
PHILIP MORRIS
    Manufacturer of tobacco
    products, food, and beverages
    (Tobacco)                                      65,700             1,654,819

----------
See footnotes on page 30.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Growth Opportunities Fund

                                               SHARES OR
                                                PRIN. AMT.              VALUE
                                              ------------           -----------
UNITED STATES (CONTINUED)
PROCTER & GAMBLE
    Manufacturer and distributor
    of household and personal
    care products (Consumer
    Goods and Services)                            31,900 shs.      $ 3,345,513
TYCO INTERNATIONAL
    Worldwide provider of fire
    protection devices, electronic
    security services, and underwater
    telecommunications systems
    (Diversified)                                 109,800             4,385,138
                                                                   ------------
                                                                     77,705,436
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $154,422,602)                                                223,277,301
CORPORATE BONDS  0.06%
  (Cost $136,121)

GERMANY 0.06%
METRO FINANCE
     0%, 9/7/2013
    (Financial Services)                          249,000**             131,547
                                                                   ------------
TOTAL INVESTMENTS 95.09%
  (Cost $154,558,723)                                               223,408,848

OTHER ASSETS
     LESS LIABILITIES  4.91%                                         11,542,855
                                                                   ------------
NET ASSETS  100.00%                                                $234,951,703
                                                                   ============

----------
 * Non-income producing security.
** Principal amount reported in German Deutschemarks.
 + Rule 144A security.

Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund


PERFORMANCE REVIEW

For the fiscal year ended October 31, 1999, Seligman Henderson Global Smaller Companies Fund posted a total return of 11.55%, based on the net asset value of Class A shares, compared to 26.86% for the Lipper Global Small Cap Funds Average and 17.46% for the Salomon Smith Barney Extended Market Index World.

The performances of smaller companies around the world were mixed during the fiscal year. Continually improving world economic growth should have provided a very positive environment for global smaller companies. However, these companies generally -- with the exception of some very specific sectors -- suffered from a lack of pricing power, resulting in a difficult operating environment for many of them. Recently, in some markets, small-capitalization stock performance has been improving.

--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Henderson Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.
--------------------------------------------------------------------------------

[PICTURE OMITTED]

INTERNATIONAL TEAM: (STANDING, FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STACK, (SEATED) MIRANDA RICHARDS, IAIN CLARK (PORTFOLIO MANAGER)

[PICTURE OMITTED]

US TEAM: (FROM LEFT) MICHAEL SULLIVAN, MANDHIR UPPAL, SONIA THOMAS (ADMINISTRATIVE ASSISTANT) BRUCE ZIRMAN, EDWARD HILLENMEYER, MICHAEL ALPERT, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)


PORTFOLIO STRATEGY

UNITED STATES

In the US, smaller companies trailed significantly behind their large-capitalization counterparts. The Fund's US portfolio also suffered during the period from its exposure to some health care stocks that delivered poor performances during the fiscal year. However, the Fund benefited from being underweighted, versus the Salomon Smith Barney Extended Market Index World, in the US small-capitalization market.

UNITED KINGDOM

Of all the major markets, UK smaller companies delivered the strongest performances relative to larger companies, particularly during the first six months of the calendar year. More recently, however, smaller companies in the UK have slightly underperformed the broader market as interest rates have begun to move higher.

During the fiscal year, the Fund remained consistently overweighted in the UK, with particular emphasis on service companies and technology. This has been a benefit as several companies in these areas have performed very well. However, we believe that these companies are nearly fully valued, and we anticipate steadily decreasing our

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

weighting in the UK in favor of other international regions over the next few months.


CONTINENTAL EUROPE

Smaller companies in Continental Europe generally remained out of favor through most of the period. The focus of most of the merger and acquisition activity was concentrated among large companies. As a result, smaller companies have not performed particularly well, even where earnings growth has been very positive.

The portfolio's generally neutral to slightly overweighted position in Continental Europe during the period had a negative impact on the Fund's relative performance. Within the Fund's international portfolio, we have been more optimistic regarding the prospects for other areas. However, valuations are now quite low, and we are looking for an opportunity to increase our weighting, since economic growth prospects are also improving.

JAPAN

While smaller companies participated in the Japanese stock market rally, they generally lagged the returns of larger companies. However, certain companies and sectors, where investors perceive good growth prospects, have performed well. These have generally been "new Japan" stocks and fall largely within the service and technology areas. Looking ahead, we believe that the improving economic outlook will be supportive of smaller companies overall.

We began to significantly overweight Japan in the early part of the calendar year, which was beneficial for performance. In particular, the Fund has good exposure to companies that have the potential to grow rapidly, and some of these have performed well during the year. However, valuations for high-growth companies are now quite high, and we thus do not anticipate increasing the Fund's Japanese weighting any further.

PACIFIC REGION

Smaller companies generally performed in line with larger companies throughout the region, and thus rose during the course of the fiscal year. As elsewhere in the world, however, the market has become sharply polarized. Companies showing good bottom-line growth have performed well, while all others have stagnated.

During the course of the fiscal year, we began to significantly overweight the Fund's position in the Pacific region. We have focused on technology and service-related areas, and the companies in the Fund's portfolio have generally performed well. The year 2000 seems likely to be positive for small companies in the Pacific. We anticipate remaining overweighted in the region and may even increase the Fund's exposure further.

OUTLOOK

Although smaller companies have underperformed the broader markets overall, the best smaller companies have generally been rewarded. The global economic background is supportive, but investors continue to demand high liquidity, and this does not favor smaller companies. Valuations as a whole are attractive, but in some specific growth areas, such as technology, we believe that they are now quite high.

The coming fiscal year is likely to be challenging. The ongoing focus on liquidity has favored larger companies, but we believe that this could turn around sharply over the next 12 months. Overall, we believe the outlook for smaller companies around the world is positive.

NOTE: ALL FIGURES ARE IN US DOLLAR TERMS. ALL SPECIFIC MARKET PERFORMANCE INFORMATION REPRESENTS THE SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD COUNTRY INDEX FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1999, UNLESS OTHERWISE STATED.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund


COUNTRY ALLOCATION
OCTOBER 31, 1999
                                                               SALOMON
                                                            SMITH BARNEY
                                                              EM INDEX
                                                  FUND          WORLD
                                                -------      -----------
CONTINENTAL EUROPE .........................      22.53%        17.69%
   Austria .................................         --          0.09
   Belgium .................................         --          0.43
   Denmark .................................       2.04          0.26
   Finland .................................       0.39          0.59
   France ..................................       3.26          3.54
   Germany .................................       3.31          3.21
   Greece ..................................         --          0.38
   Ireland .................................       1.66          0.24
   Italy ...................................         --          1.72
   Luxembourg ..............................       0.43            --
   Netherlands .............................       2.77          2.29
   Norway ..................................       2.14          0.16
   Portugal ................................         --          0.18
   Spain ...................................       0.76          1.09
   Sweden ..................................       1.57          0.83
   Switzerland .............................       4.20          2.68
JAPAN ......................................      13.48          9.91
PACIFIC ....................................       6.57          2.34
   Australia ...............................       2.64          1.31
   Hong Kong ...............................       2.71          0.75
   New Zealand .............................         --          0.06
   Singapore ...............................       1.07          0.22
   Taiwan ..................................       0.15            --
UNITED KINGDOM .............................      16.61         11.45
UNITED STATES ..............................      33.05         56.63
OTHER ......................................       3.44          1.98
   Argentina ...............................       0.24            --
   Canada ..................................       2.15          1.98
   Israel ..................................       1.05            --
OTHER ASSETS LESS LIABILITIES ..............       4.32            --
                                               --------      --------
TOTAL                                            100.00%       100.00%
                                              =========      ========
LARGEST INDUSTRIES
OCTOBER 31, 1999

[THE FOLLOWING TABLE REPRESENTS A CHART IN ITS PRINTED FORM]

Business Services       Computer Software       Technology    Construction and Property    Retailing
   10.4%                          9.58%            6.91%               6.64%                  6.48%
$55,409,869                    $50,908,733      $36,756,871         $35,283,071            $34,444,165


[THE FOLLOWING TABLE REPRESENTS A PIE CHART IN ITS PRINTED FORM]

REGIONAL ALLOCATION
OCTOBER 31, 1999

OTHER ASSETS LESS LIABILITIES           4.32%
UNITED STATES                          33.05%
CONTINENTAL EUROPE                     22.53%
UNITED KINGDOM                         16.61%
JAPAN                                  13.48%
PACIFIC                                 6.57%
OTHER                                   3.44%

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999

SECURITY                                                        VALUE
------------                                                --------------
Ashtead Group(UK) ......................................      $10,893,288
F.I. Group (UK) ........................................       10,703,945
Parity (UK) ............................................       10,084,349
Informa Group (UK) .....................................        9,376,738
CMG(Netherlands) .......................................        7,803,813
PizzaExpress (UK) ......................................        7,210,884
Trifast (UK) ...........................................        7,165,636
Burr-Brown (US) ........................................        6,567,600
Tilbury Douglas (UK) ...................................        6,525,314
Selecta Group (Switzerland) ............................        6,146,895

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                          AVERAGE ANNUAL
                                                                  ----------------------------------------------------------------
                                     CLASS C                                                  CLASS A        CLASS B       CLASS D
                                      SINCE                                                    SINCE          SINCE         SINCE
                                    INCEPTION       SIX            ONE          FIVE         INCEPTION      INCEPTION     INCEPTION
                                    5/27/99*      MONTHS*         YEAR          YEARS         9/9/92         4/22/96       5/3/93
                                   ----------     --------        -------       ------       ----------    ----------     ---------
CLASS A**
With Sales Charge                       n/a          3.08%          6.28%        8.77%         14.08%            n/a         n/a
Without Sales Charge                    n/a          8.25          11.55         9.83          14.86             n/a         n/a

CLASS B**
With CDSC+                              n/a          2.82           5.70          n/a            n/a            2.81%        n/a
Without CDSC                            n/a          7.82          10.70          n/a            n/a            3.60         n/a

CLASS C**
With Sales Charge and CDSC             5.51%          n/a            n/a          n/a            n/a             n/a         n/a
Without Sales Charge and CDSC          7.58           n/a            n/a          n/a            n/a             n/a         n/a

CLASS D**
With 1% CDSC                            n/a          6.81           9.69          n/a            n/a             n/a         n/a
Without CDSC                            n/a          7.81          10.69         8.99            n/a             n/a       12.45%

LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                     9.42++        8.79          26.86         9.53          12.82++          6.56o      11.44oo

SALOMON SMITH BARNEY
  EM INDEX WORLD***                    3.65++        3.26          17.46         9.32          11.09+++         6.80o       9.68oo

NET ASSET VALUE

                          OCTOBER 31, 1999      APRIL 30, 1999          OCTOBER 31, 1998
                          -----------------     --------------          -----------------
CLASS A                        $15.74               $14.54                   $14.11
CLASS B                         14.90                13.82                    13.46
CLASS C                         14.91                  n/a                      n/a
CLASS D                         14.91                13.83                    13.47

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1999

REALIZED                        $0.773
UNREALIZED                       2.227ooo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

--------------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney
      Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, and 3% since inception.
   ++ From September 10, 1992.
  +++ From August 31, 1992.
   ++ From May 31, 1999.
    o From April 30, 1996.
   oo From April 30, 1993.
  ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through October 31, 1999, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


[THE FOLLOWING TABLE REPRESENTS A LINE CHART IN ITS PRINTED FORM]






                       Class A                    Class A                 Salomon Smith Barney       Lipper Global Small
                   With Sales Load            Without Sales Load             EM Index World              Cap Fds. Avg.
    Date
-----------------------------------------------------------------------------------------------------------------------------------
      9/9/92            9,520                      10,000                        10,000                      10,000
    10/31/92            9,533                      10,014                        10,016                       9,787
     1/31/93           10,528                      11,059                        10,960                      10,523
     4/30/93           11,343                      11,915                        11,704                      11,655
     7/31/93           12,225                      12,841                        12,398                      12,252
    10/31/93           13,334                      14,006                        13,977                      12,822
     1/31/94           15,150                      15,914                        15,153                      13,511
     4/30/94           14,895                      15,645                        14,534                      13,346
     7/31/94           14,263                      14,982                        14,217                      13,383
    10/31/94           16,037                      16,846                        15,016                      13,611
     1/31/95           14,757                      15,501                        13,766                      12,862
     4/30/95           16,461                      17,291                        14,658                      13,809
     7/31/95           18,567                      19,504                        16,496                      14,832
    10/31/95           19,260                      20,231                        16,400                      14,547
     1/31/96           19,922                      20,926                        17,163                      15,484
     4/30/96           22,540                      23,677                        18,947                      16,880
     7/31/96           21,930                      23,036                        18,071                      15,880
    10/31/96           22,526                      23,661                        18,761                      16,713
     1/31/97           23,205                      24,375                        19,716                      17,260
     4/30/97           22,049                      23,161                        18,863                      16,662
     7/31/97           25,016                      26,277                        21,619                      19,110
    10/31/97           24,391                      25,621                        20,877                      18,942
     1/31/98           23,981                      25,191                        20,262                      18,783
     4/30/98           28,247                      29,671                        23,544                      21,236
     7/31/98           26,928                      28,286                        19,761                      21,818
    10/31/98           22,972                      24,130                        18,092                      18,663
     1/31/99           24,535                      25,772                        19,684                      20,749
     4/30/99           23,672                      24,866                        20,580                      21,763
     7/31/99           25,495                      26,781                        21,418                      23,187
    10/31/99           25,626                      26,918                        21,252                      23,675


   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 34, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1999

                                                          SHARES
                                               ----------------------------
                                                                 HOLDINGS
ADDITIONS                                        INCREASE        10/31/99
--------------                                 ------------     -----------
Copart (US) ...............................        112,800          112,800
CSG Systems
  International (US) ......................        113,300          113,300
DoubleClick (US) ..........................         18,400           18,400
Engage Technologies (US) ..................         68,100           68,100
Intershop Communications
  (Germany) ...............................          9,690           29,070(1)
Mandator (Sweden) .........................        608,000          608,000
NOVA (US) .................................        113,700          231,972
Tecis Holding (Germany) ...................         18,625           76,581(2)
U.S. Foodservice (US) .....................         99,200          293,300(3)
Visio (US) ................................         63,800           63,800


                                                          SHARES
                                               ----------------------------
                                                                 HOLDINGS
REDUCTIONS                                       DECREASE        10/31/99
----------------                               ------------     -----------
Analog Devices (US) .......................         91,200               --
Benesse (Japan) ...........................         31,200               --
Burr-Brown (US) ...........................        152,100          166,400
Calpine (US) ..............................         92,400               --
CMG (Netherlands) .........................        159,000          200,000
Coach USA (US) ............................        132,900               --
Informa Group (UK) ........................      1,656,100        1,400,000
Microchip Technology (US) .................         89,100           63,400
Nobel Biocare (Sweden) ....................        313,256               --
Sankyo (Japan) ............................        117,100               --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-----------------
(1) Includes 19,380 shares received as a result of a 3-for-1 stock split.
(2) Includes 57,656 shares received as a result of a 3-for-1 stock split.
(3) Includes 110,500 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                       SHARES           VALUE
                                                       ------           -----
COMMON STOCKS 95.68%
ARGENTINA 0.24%
BANK OF IWATE
   Commercial Bank
   (Financial Services)                                28,000        $ 1,289,951
                                                                     -----------
AUSTRALIA  2.64%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wines (Consumer
   Goods and Services)                                386,625          1,689,932
COCHLEAR
   Developer and marketer of
   hearing aids (Medical
   Products and Technology)                           212,800          2,321,970
CSL
   Manufacturer and marketer
   of human and veterinary
   pharmaceutical products
   (Medical Products and
   Technology)                                        205,700          2,493,886
DATA ADVANTAGE
   Provider of credit risk
   information for the consumer
   and commercial markets
   (Business Services)                                620,700          1,813,995
FUTURIS
   Mini-conglomerate with
   interests in automobile
   components, livestock,
   farm insurance, and
   financial services
   (Automotive Parts
   Manufacturing)                                   1,231,694          1,564,029
PASMINCO*
   Explorer, producer, and
   developer of lead, zinc,
   and silver mines (Metals)                        1,354,600          1,296,555
PERPETUAL TRUSTEES AUSTRALIA
   Provider of diversified
   financial services
   (Financial Services)                               109,800          1,415,280
TAB
   Gaming company which
   markets wagers on horse
   racing and sporting events
   (Leisure and Hotels)                               835,800          1,439,975
                                                                     -----------
                                                                      14,035,622
                                                                     -----------
CANADA 2.15%
CELESTICA*
   Provider of diversified services,
   including design, assembly, and
   product assurance (Electronics)                     42,500          2,364,062
CINAR (CLASS B)*
   Entertainment and education
   company which produces
   family-oriented films
   (Media)                                            140,000          2,410,625
CLARICA LIFE INSURANCE
   Provider of financial services
   (Financial Services)                                92,500          1,496,296
CLEARNET COMMUNICATIONS (CLASS A)*
   Provider of telecommunications
   services (Telecommunications)                       64,000          1,412,000
CREO PRODUCTS*
   Developer of technology
   for the printing industry
   (Paper and Printing)                                24,000            613,500
FIRSTSERVICE*
   Provider of property
   management and
   business services
   (Business Services)                                157,400          1,810,100
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Technology)                                        13,900          1,309,640
                                                                      ----------
                                                                      11,416,223
                                                                      ----------
DENMARK 2.04%
DANSKE TRAELAST
   Timber supply company
   (Construction and Property)                         26,648          2,399,835
SONDAGSAVISEN
   Operator and distributor of
   companies in the media
   industry (Media)                                    67,067          3,709,511
SYDBANK
   Commerical financial services
   provider (Financial Services)                       40,194          1,795,622
TK DEVELOPMENT
   Holding company which owns
   and invests in real estate,
   and provides property
   management services
   (Construction and Property)                        160,155          2,952,752
                                                                      ----------
                                                                      10,857,720
                                                                      ----------
FINLAND 0.39%
RAPALA NORMARK*
   Manufacturer and distributor
   of fishing and hunting
   equipment (Leisure and Hotels)                     331,629          2,097,818
                                                                       ---------
FRANCE 3.26%
COMPAGNIE FRANCAISE D'ETUDES ET DE
    CONSTRUCTION TECHNIP "TECHNIP"
    Engineering contractor
    (Construction and Property)                        32,952          3,352,535

-------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                        SHARES           VALUE
                                                        ------           -----
FRANCE (CONTINUED)
DU PAREIL AU MEME
    Manufacturer and
    distributor of clothing
    for children (Retailing)                            29,015       $ 2,324,879
ETAM DEVELOPPEMENT
   Retailer of women's clothing
   and intimate apparel (Retailing)                     33,279         1,042,056
L'EUROPEENNE D'EXTINCTEURS
   Manufacturer and distributor of
   fire extinguishers
   (Manufacturing)                                      46,985         2,359,909
GENSET (ADRS)*
   Biomedical research company
   (Drugs and Healthcare)                               75,000           642,187
ROYAL CANIN
   International manufacturer
   and retailer of cat and dog food
   (Consumer Goods and Services)                        57,791         3,856,809
TRANSICIEL
   Developer and installer of
   computer software
   (Computer Software)                                  64,582         3,738,075
                                                                     -----------
                                                                      17,316,450
                                                                     -----------
GERMANY 3.31%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive products
   (Automotive Parts
   Manufacturing)                                      159,254         3,433,586
BIEN-HAUS
   Provider of residential and
   multi-family homes
   (Construction and Property)                           9,850         1,973,122
HAWESKO HOLDING
   Marketer of alcoholic beverages
   (Consumer Goods and Services)                        33,107         1,047,142
INTERSHOP COMMUNICATIONS*
   Developer and marketer of
   Internet software
   (Computer Software)                                  29,070         3,585,875
KAMPS
   Provider of baked goods to
   independently operated stores,
   restaurants, and caterers
   (Consumer Goods and Services)                        26,100         1,444,655
SIXT
   Provider of automobile rental
   and leasing services (Retailing)                     70,804         1,832,624
TECIS HOLDING*
   Provider of financial planning
   services (Financial Services)                        76,581         2,430,254
ZAPF CREATION*
   Manufacturer of interactive
   functional dolls and
   inflatable swimming devices
   (Manufacturing)                                      53,085         1,832,936
                                                                     -----------
                                                                      17,580,194
                                                                     -----------
HONG KONG 2.71%
CAFE DE CORAL HOLDINGS
   Holding company specializing
   in areas such as fast food and
   hospital catering
   (Restaurants)                                     2,200,000           927,404
DAH SING FINANCIAL GROUP
   Provider of banking services
   (Financial Services)                                448,000         1,787,617
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion
   products (Retailing)                              1,081,000         1,022,699
GIORDANO INTERNATIONAL
   Clothing retailer (Retailing)                     2,026,000         2,151,435
JCG HOLDINGS
   Investment holding company
   whose subsidiaries specialize
   in diversified
   financial services
   (Financial Services)                              2,250,000         1,223,613
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics)                                       241,000         1,302,870
LI & FUNG*
   Export trader and wholesale
   distributor of consumer
   products (Consumer Goods
   and Services)                                       712,400         1,242,505
MANDARIN ORIENTAL INTERNATIONAL
   Hotel operator
   (Leisure and Hotels)                              1,544,000         1,204,320
SOUTH CHINA MORNING POST HOLDINGS
   English language newspaper
   (Paper and Printing)                              2,114,000         1,537,405
VARITRONIX INTERNATIONAL
   Investment holding company
   specializing in the manu-
   facture and retail of liquid
   crystal displays (Manufacturing)                    446,000           961,578
YANZHOU COAL MINING (SERIES H)*
   Mining company producing
   prime-quality, low-sulphur
   coal (Resources)                                  3,144,000         1,042,065
                                                                      ----------
                                                                      14,403,511
                                                                      ----------
IRELAND 1.66%
ESAT TELECOM GROUP (ADSS)*
   Provider of telecommunications
   services (Telecommunications)                       105,663         4,794,458

----------
   See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
IRELAND (CONTINUED)
RYANAIR HOLDINGS*
   Aircraft operator
   (Transportation)                                      489,393      $4,024,543
                                                                      ----------
                                                                       8,819,001
                                                                      ----------
ISRAEL 1.05%
ORBOTECH*
   Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays (Technology)                                  14,500       1,136,438
TEVA PHARMACEUTICAL INDUSTRIES
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary products
   (Drugs and Health Care)                                92,400       4,466,962
                                                                      ----------
                                                                       5,603,400
                                                                      ----------
JAPAN 13.48%
AIYA
   Operator of restaurant chain
   (Restaurants)                                          16,000         255,687
ANRITSU
   Manufacturer of
   electronic equipment
   for diversified industries
   (Electronics)                                         148,000       1,100,873
ASAHI DIAMOND INDUSTRIAL
   Manufacturer of diamond-tipped
   tools (Manufacturing)                                 210,000       1,368,557
ASATSU-DK
   Advertising agency (Advertising)                       31,900       1,126,711
CITIZEN ELECTRONICS
   Manufacturer and retailer of
   electronics products for
   diversified industries (Electronics)                    4,900         470,295
THE EIGHTEENTH BANK
   Provider of banking services
   (Financial Services)                                  260,000       1,207,793
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)                                 62,200       2,513,312
FUJI MACHINE MANUFACTURING
   Manufacturer of assembly
   machines and chips for the
   electronic industry
   (Industrial Goods and Services)                        22,400       1,042,710
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                                    95,000       2,115,366
FUJITEC
   Manufacturer of elevators,
   escalators, and sky-parking
   systems (Construction and
   Property)                                              87,000         969,450
GLORY
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing)                                       105,000       2,579,902
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property)                                         186,000         999,712
HIGOBANK
   Commercial bank
   (Financial Services)                                  283,000       1,287,475
H.I.S
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)                                   46,410       1,848,560
HITACHI INFORMATION SYSTEMS
   Leading data processing firm
   (Computer Software)                                    64,000       2,469,335
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology)                                        95,800       1,178,766
HOGY MEDICAL
   Producer of disposable surgical
   gowns and supplies (Medical
   Products and Technology)                               16,000       1,074,959
HOKUTO
   Company which grows
   mushrooms for the purpose
   of researching bacteria
   (Consumer Goods and Services)                          22,800       1,345,810
HORIBA
   Manufacturer of instruments
   and analyzers (Electronics)                           147,000       1,523,755
IINO KAIUN KAISHA
   Shipping company
   (Transportation)                                      315,000         541,175
IYO BANK
   Provider of banking services
   (Financial Services)                                  185,000       1,187,878
JAPAN INFORMATION
   PROCESSING SERVICE
   Computer software developer
   (Computer Software)                                    61,100       1,501,257
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants)                                         134,000       1,736,251
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical
   products (Drugs and Health Care)                       60,000       1,151,742
KOMATSU SEIREN
   Printer of long-staple fabrics
   (Manufacturing)                                       226,000       1,078,050
KOMORI
   Manufacturer of offset printing
   machines (Capital Goods)                              101,000       2,195,652

--------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
JAPAN (CONTINUED)
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunications equipment
   (Telecommunications)                                  71,600       $1,113,274
MEITEC
   Provider of software engineering
   services (Computer Software)                          33,300        1,249,669
MITSUBISHI GAS CHEMICAL
   Chemical producer
   (Chemicals)                                          847,000        2,715,213
MITSUI HOME
    Home builder
   (Construction and Property)                          364,000        1,802,707
MOSHI MOSHI HOTLINE
   Provider of telephone-based
   sales and marketing services
   (Business Services)                                   12,000        1,497,265
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)                             66,000        1,431,615
NIPPON BROADCASTING SYSTEM
   Vendor of time slots of radio
   broadcasting; producer and
   marketer of radio programs
   (Media)                                               14,000        1,134,082
NIPPON SEIKI
   Manufacturer of automotive
   components (Automotive
   Parts Manufacturing)                                 116,000        1,503,023
NISHIO RENT ALL
   Rentor of construction equipment
   (Construction and Property)                           68,100          542,500
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing)                                  96,000          664,325
OKINAWA ELECTRIC POWER
   Supplier of electricity to Okinawa
   Island (Electric Utilities)                           49,900        1,048,863
RENGO
   Manufacturer of corrugated
   board and jute liners
   (Paper and Printing)                                 356,000        1,879,259
ROHTO PHARMACEUTICAL
   Provider of medicines for
   human and veterinary use
   (Drugs and Health Care)                               97,000          753,172
RYOYO ELECTRO
   Distributor of electronic
   components (Electronics)                              68,000        1,076,879
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                                         54,000          466,456
SHIMACHU
   Furniture retailer (Retailing)                        61,600        1,146,981
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                                           32,900        2,254,593
TAIYO INK MANUFACTURING
   Manufacturer of resist inks for
   printed circuit boards (Chemicals)                     4,000          568,193
TAKASAGO INTERNATIONAL
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals)                                          222,000        1,161,244
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                                      108,000        1,031,385
TOWA PHARMACEUTICAL
   Generic drug wholesaler
   (Drugs and Health Care)                               83,000        1,338,324
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                                      172,000        2,476,245
TSUDAKOMA*
   Manufacturer of air-jet looms
   (Manufacturing)                                      646,000        1,085,037
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing)                                   88,400        3,071,389
XEBIO
   Retailer of outdoor clothing
   (Retailing)                                           69,400        1,958,307
YOKOHAMA REITO
   Processor and seller of seafood
   and livestock products; cold
   storage (Distribution)                               126,000          805,413
                                                                     -----------
                                                                      71,646,446
                                                                     -----------
LUXEMBOURG 0.43%
SBS BROADCASTING*
   Television and radio broadcaster
   (Media)                                               63,000        2,307,375
                                                                     -----------
NETHERLANDS  2.77%
ATHLON GROEP
   Automotive service supplier
   (Consumer Goods and Services)                         98,994        1,967,363
BETER BED HOLDING
   Operator of retail outlets which
   sell furniture and other
   bedroom accessories (Retailing)                       62,010        1,778,258
CMG
   Information technology
   consulting (Support Services)                        200,000        7,803,813
SAMAS GROEP
   Manufacturer of office
   furniture (Manufacturing)                            232,932        3,167,985
                                                                     -----------
                                                                      14,717,419
                                                                     -----------

--------------
See footnotes on page 44

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
NORWAY 2.14%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing)                          522,302      $ 3,868,311
PETROLEUM GEO-SERVICES*
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry (Industrial
   Goods and Services)                                  165,937        2,479,138
TANDBERG TELEVISION*
   Developer, manufacturer, and
   marketer of television broadcast
   systems (Telecommunications)                         421,257        5,002,669
                                                                     -----------
                                                                      11,350,118
                                                                     -----------
SINGAPORE 1.07%
NATSTEEL ELECTRONICS GROUP "NEL"
   Manufacturer of electronic products
   equipment for the computer
   and telecommunications
   industries (Manufacturing)                           630,000        1,054,108
NEPTUNE ORIENT LINES
   Provider of diversified
   marine transit services
   (Transportation)                                   1,190,016        1,726,114
SEMBCORP LOGISTICS*
   Provider of diversified marine
   transit services (Transportation)                    344,000        1,283,659
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                                        181,000        1,612,278
                                                                     -----------
                                                                       5,676,159
                                                                     -----------
SPAIN 0.76%
ENACO*
   Operator of supermarkets
   and wholesale outlets
   (Retailing)                                          311,400        2,068,346
TELEPIZZA*
   Operator of pizza restaurant
   chain (Restaurants)                                  367,948        1,970,672
                                                                     -----------
                                                                       4,039,018
                                                                     -----------
SWEDEN 1.57%
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                                      202,290        2,834,160
MANDATOR
   Provider of consulting services
   and Internet technology
   solutions (Telecommunications)                       608,000        4,185,083
MUNKSJO
   Producer of specialty paper
   (Paper and Printing)                                 171,517        1,326,884
                                                                     -----------
                                                                       8,346,127
                                                                     -----------
SWITZERLAND  4.20%
BON APPETIT HOLDING
   Wholesale food retailer (Retailing)                    1,631        1,211,086
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                                    6,016        4,427,599
SELECTA GROUP
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services)                         17,355        6,146,895
SEZ HOLDING
   Producer of spin etchers, which
   are devices used by wafer
   and chip manufacturers
   (Manufacturing)                                       11,916        4,854,725
SWISSLOG HOLDING
   Producer and installer of
   automation systems
   (Industrial Goods and Services)                       36,223        5,706,705
                                                                     -----------
                                                                      22,347,010
                                                                     -----------
TAIWAN 0.15%
TAIWAN AMERICAN FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                             66,100          817,987
                                                                     -----------
UNITED KINGDOM 16.61%
ASHTEAD GROUP
   Rentor of equipment for
   the construction industry
   (Construction and Property)                        3,820,000       10,893,288
BTG*
   Technology transfer
   company assisting in the
   commercialization of
   technological innovations
   (Technology)                                         329,093        2,412,402
CLINTON CARDS
   Retailer of greeting cards
   (Retailing)                                        1,342,725        5,594,498
DAWSONGROUP
   Rentor of commercial
   vehicles (Transportation)                          1,062,900        3,031,015
   F.I. GROUP
Designer and builder of
   software applications
   (Computer Software)                                1,250,000       10,703,945
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)                       400,000        3,057,096
GWR GROUP
   Local commercial radio
   station operator (Media)                             500,000        3,669,337
INFORMA GROUP
   Provider of business
   information for diversified
   global markets
   (Business Services)                                1,400,000        9,376,738

-------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
UNITED KINGDOM (CONTINUED)
NATIONAL EXPRESS GROUP
   Long distance coach services
   operating in the UK and
   Europe (Transportation)                              305,000      $ 3,719,631
PARITY
   Provider of software
   engineering and consulting
   services (Computer Software)                       3,015,000       10,084,349
PIZZAEXPRESS
   Operator of restaurant chain
   (Restaurants)                                        545,000        7,210,884
SHIRE PHARMACEUTICALS GROUP*
   Biotechnology company
   specializing in metabolic bone
   and Alzheimer's diseases
   (Drugs and Health Care)                              450,000        4,874,096
TILBURY DOUGLAS
   Building contractor
   (Construction and Property)                        1,339,000        6,525,314
TRIFAST
   Manufacturer and distributor
   of fasteners for the
   electronics industry
   (Electrical Distribution)                            463,800        7,165,636
                                                                     -----------
                                                                      88,318,229
                                                                     -----------
UNITED STATES  33.05%
ABACUS DIRECT*
   Provider of marketing research
   services to the direct marketing
   industry (Business Services)                           7,600        1,113,162
ACXIOM*
   Provider of data processing
   services (Computer Software)                         137,200        2,259,512
AFFILIATED COMPUTER
   SERVICES (CLASS A)*
   Provider of information
   technology services and
   electronic funds transfer
   processing (Business Services)                        23,000          874,000
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management
   (Financial Services)                                  77,700        2,078,475
AFFYMETRIX*
   Developer and manufacturer of
   DNAchip technology used to
   improve diagnosis, monitoring,
   and treatment of diseases
   (Medical Products and
   Technology)                                            7,600          670,700
ALPHARMA (CLASS A)
   International provider of
   pharmaceutical and health
   products (Drugs and Health Care)                      49,400        1,738,263
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
   financing (Financial Services)                        76,700        1,610,700
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes
   (Manufacturing)                                       51,700          199,530
ANADIGICS*
   Designer and manufacturer
   of circuits for the
   communications industry
   (Electronics)                                         16,600          636,506
ANTEC*
   Developer and supplier of
   products for the cable
   television industry
   (Telecommunications)                                  79,900        3,867,659
APEX*
   Manufacturer of switching
   systems for computer network
   administrators (Technology)                           87,100        1,494,309
APPLIED GRAPHICS TECHNOLOGIES*
   Provider of digital media
   asset services; publisher of
   greeting cards and calendars
   (Paper and Printing)                                 108,000          756,000
ASPECT DEVELOPMENT*
   Provider of computer software
   products (Computer Software)                          68,400        2,404,688
AVANT!*
   Developer and marketer
   of software products that
   assist design engineers
   (Computer Software)                                  136,600        1,762,994
AVX
   Manufacturer and supplier of
   passive electronic components
   and related products
   (Electronics)                                        137,300        5,492,000
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)                         13,300          403,156
BARRETT RESOURCES*
   Explorer, developer, and
   producer of oil and gas (Energy)                      30,600        1,027,013
BURR-BROWN*
   Manufacturer of micro-electric
   data devices for business
   end-users (Technology)                               166,400        6,567,600
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
   producer of oil and gas
   (Energy)                                              73,600        1,186,800
CAREER EDUCATION*
   Provider of private post-
   secondary education (Schools)                         85,400        1,910,825

-------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
CAREINSITE*
   Provider of Internet messaging
   services for physicians
   (Technology)                                          20,400       $  896,325
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service
   (Transportation)                                      86,800        1,852,637
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems (Technology)                     26,300        1,171,994
COGNEX*
   Manufacturer of machine
   vision systems (Electronics)                          74,100        2,216,053
CONCORD COMMUNICATIONS*
   Provider of performance analysis
   for computer network operations
   (Telecommunications)                                   9,800          509,294
COPART*
   Auctioneer of damaged
   vehicles for insurance
   companies (Retailing)                                112,800        2,615,550
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of
   consulting services for
   corporations
   (Consulting Services)                                 27,000        1,013,344
COSTAR GROUP*
   Provider of digitized photographs
   and floor plan images to the
   commercial real estate industry
   (Industrial Goods and Services)                       83,510        2,035,556
CSGSYSTEMS INTERNATIONAL*
   Provider of automation
   for customer care and billing
   services (Business Services)                         113,300        3,898,228
DEVRY*
   Owner and manager of higher
   education systems (Schools)                           81,600        1,718,700
DOUBLECLICK*
   Provider of Internet advertising
   solutions for marketers and Web
   publishers (Consumer Goods
   and Services)                                         18,400        2,574,275
DRUG EMPORIUM*
   Pharmacy owner and operator
   (Retailing)                                           19,500           89,578
DURA PHARMACEUTICALS*
   Developer and retailer of
   prescription pharmaceutical
   products for the treatment
   of allergies, asthma, pneumonia,
   and related respiratory conditions
   (Drugs and Health Care)                              120,600        1,541,419
ENGAGE TECHNOLOGIES*
   Provider of profile-driven
   Internet marketing solutions
   (Computer Software)                                   68,100        2,394,141
EXAR*
   Designer and marketer of
   electronic components used
   in communications and video
   and imaging products
   (Manufacturing)                                       33,700        1,219,519
EXPEDITORS INTERNATIONAL
   OF WASHINGTON
   Transportation provider
   (Transportation)                                      48,800        1,825,425
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers, and
   society (Consulting Services)                         35,700        1,694,634
FORWARD AIR*
   Provider of transportation
   services to the airline industry
   (Transportation)                                      19,600          580,650
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors
   (Technology)                                         281,400        2,954,700
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation
   services (Medical Products
   and Technology)                                        7,800           96,037
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services (Business Services)                         232,400        1,445,238
INSIGHT COMMUNICATIONS*
   Cable television operator (Media)                     46,800        1,107,113
INSIGNIA FINANCIAL GROUP*
   Provider of real estate
   management services
   (Financial Services)                                  67,299          534,186
INSO*
   Marketer and developer of
   textual information software
   (Computer Software)                                   75,800        1,028,037
INTEGRATED ELECTRICAL SERVICES*
   Provider of electrical contracting
   and maintenance services
   (Electronics)                                         65,100          707,962
ISSGROUP*
   Provider of computer network
   security monitoring, detection,
   and response software
   (Computer Software)                                   52,600        2,015,238

-----------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
ITT EDUCATIONAL SERVICES*
   Provider of technology-oriented
   schooling (Schools)                                  123,400       $2,437,150
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of after-market
   collision replacement parts for
   automobiles and light trucks
   (Distribution)                                       142,000        1,202,563
KLA-TENCOR*
   Manufacturer of wafer
   and metrology equipment
   (Technology)                                          28,400        2,249,813
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training for the information
   technology industry
   (Business Services)                                   39,500          724,578
MEMBERWORKS*
   Provider of membership
   service programs for various
   industries (Consumer
   Goods and Services)                                  121,700        3,255,475
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services
   (Business Services)                                   70,900        1,333,806
METRIS COMPANIES
   Direct marketer of consumer
   credit cards (Financial Services)                     71,600        2,465,725
MICROCHIP TECHNOLOGY*
   Supplier of field-programmable
   microcontrollers (Technology)                         63,400        4,222,044
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services
   (Business Services)                                  303,700        3,397,644
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software
   products for the engineering
   and scientific industries
   (Technology)                                         186,100        5,600,447
NFOWORLDWIDE*
   International provider of
   consulting services
   (Business Services)                                   89,400          994,575
NOVA*
   Provider of transaction
   processing services
   (Business Services)                                  231,972        6,031,272
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films
   (Electronics)                                         51,300        3,974,147
NOVEN PHARMACEUTICALS*
   Developer of drug delivery
   systems and technologies
   (Medical Products and
   Technology)                                           51,300          504,984
OM GROUP
   Producer of specialty
   chemicals (Chemicals)                                128,400        4,815,000
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions (Drugs and
   Health Care)                                         120,100        1,110,925
PHOTON DYNAMICS*
   Provider of inspection and repair
   systems for the flat panel display
   manufacturing industry
   (Technology)                                          37,700        1,147,494
PLUG POWER*
   Developer of electricity
   generation systems
   (Electrical Utilities)                                10,000          158,125
PREMIER PARKS*
   Owner and operator of
   regional theme parks
   (Leisure and Hotels                                  204,400        5,914,825
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer
   of legal service plans
   (Business Services)                                   61,500        1,491,375
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services (Energy)                                69,400          954,250
PRIMARK*
   Provider of information
   through software and
   databases (Business Services)                         75,700        1,920,887
PRISON REALTY TRUST
   Real estate investment trust
   investing in prisons
   (Construction and Property)                          281,900        2,871,856
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry
   (Business Services)                                   81,650        2,041,250
PROFIT RECOVERY GROUP INTERNATIONAL*
   Provider of financial
   services (Financial Services)                         51,100        2,103,084
PROVANT*
   Provider of training and
   development services
   (Business Services)                                  198,500        3,498,563

------------
See footnotes on page 44.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Smaller Companies Fund

                                                          SHARES        VALUE
                                                          ------        -----
UNITED STATES (CONTINUED)
   PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment, and
   pharmaceuticals (Drugs
   and Health Care)                                      315,000    $  2,456,016
RENEX*
   Provider of dialysis and
   ancillary services
   (Drugs and Health Care)                                76,300         338,581
SANTA FE SNYDER*
   Explorer, producer, and
   developer of oil and gas
   (Resources)                                           168,900       1,456,763
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer,
   and vendor of generic
   pharmaceuticals
   (Drugs and Health Care)                                27,200         231,200
SITEL*
   Telemarketer
   (Consumer Goods and Services)                          55,700         250,650
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical design
   software (Computer Software)                           89,400         888,412
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well as
   health care information and
   investment support systems
   (Computer Software)                                    94,000       2,297,125
TEKELEC*
   Provider of telecommunication
   switching equipment
   (Telecommunications)                                   91,900       1,163,109
TELESPECTRUM WORLDWIDE*
   Provider of direct marketing
   and customer care services to
   Fortune 500 companies in
   diversified industries
   (Business Services)                                    38,700         162,056
THQ*
   Worldwide provider of interactive
   entertainment software
   (Technology)                                           24,800       1,019,900
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services
   (Drugs and Health Care)                                38,299         280,061
TRANSACTION SYSTEMS ARCHITECTS
   (CLASS A)*
   Worldwide developer and
   marketer of software products
   for electronic funds transfer
   (Technology)                                          109,700       3,376,703
TRANSWITCH*
   International provider of digital
   and mixed-signal semiconductor
   solutions for the telecommuni-
   cation and data communication
   industries (Telecommunications)                        13,000         611,406
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs,
   primarily in the antiviral area
   (Drugs and Health Care)                                47,900         775,381
U.S. FOODSERVICE*
   Distributor of food and
   related products
   (Business Services)                                   293,300       5,627,694
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes
   (Capital Goods)                                       154,400       3,020,450
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development
   (Business Services)                                    89,500       1,929,844
VEECO INSTRUMENTS
   Ion beam etching and
   surface measurement systems
   for disk drive heads (Electronics)                     13,900         472,166
VERTICALNET*
   Creator, owner, and operator
   of Internet trade groups
   (Technology)                                           21,400       1,197,063
VISIO*
   Provider of business
   diagramming and technical
   drawing software
   (Computer Software)                                    63,800       2,526,081
WASTE CONNECTIONS*
   Provider of solid waste
   collection, disposal, and
   recycling services
   (Industrial Goods and Services)                        12,600         194,119
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market (Retailing)                            102,600       1,224,788
                                                                    ------------
                                                                     175,711,150
                                                                    ------------
TOTAL INVESTMENTS 95.68%
  (Cost $430,959,682)                                                508,696,928
OTHER ASSETS
  LESS LIABILITIES 4.32%                                              22,959,528
                                                                    ------------
NET ASSETS 100.00%                                                  $531,656,456
                                                                    ============

---------------
* Non-income producing security
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Technology Fund


PERFORMANCE REVIEW

For the fiscal year ended October 31, 1999, Seligman Henderson Global Technology Fund posted a total return of 89.40%, based on the net asset value of Class A shares, compared to 26.18% for the Lipper Global Funds Average, 109.20% for the Lipper Science & Technology Funds Average, and 25.33% for the Morgan Stanley Capital International World Index.

The global technology sector delivered outstanding performance during the fiscal year ended October 31, 1999. In most market sectors around the world, the disinflationary environment that has been prevalent around the globe has had a negative effect on corporate earnings. The technology industry, however, has continued to deliver strong earnings growth, and technology stock prices have thus received a higher and higher scarcity premium.

--------------------------------------------------------------------------------
FUND OBJECTIVE

Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.
--------------------------------------------------------------------------------

[PICTURE OMITTED]

WEST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) MARIANNE HARLOW
(ADMINISTRATIVE ASSISTANT), PAUL WICK (PORTFOLIO MANAGER), (SEATED) PAUL KRIEGER, PATRICK RENDA

[PICTURE OMITTED]


INTERNATIONAL TEAM: (FROM LEFT) EMMA PARKINSON, TIM WOOLLEY, DAVID MAGLIOCCO, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)


[PICTURE OMITTED]

EAST COAST TECHNOLOGY TEAM: (STANDING, FROM LEFT) LAWRENCE ROSSO, KEI YAMAMOTO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK


PORTFOLIO STRATEGY

The Fund's "growth-at-a-reasonable-price" philosophy proved to be a prudent approach during the period. The Fund has avoided investing in stocks with price-to-earning ratios that we believe are too high, and has therefore largely avoided the highly volatile Internet sector. While this strategy hurt the Fund's relative performance during the first quarter of 1999, when the sector posted spectacular gains, the Fund was also able to outperform its peers when these stocks experienced a sharp pullback in May. The Fund's low exposure to this sector has also allowed the Fund to be less volatile than many of its peers.

INVESTMENT REPORT
Seligman Henderson Global Technology Fund


After gaining some liquidity during the summer, we entered the latter part of the year fully invested. Asset allocation between different geographical areas has remained relatively unchanged, but we markedly increased the Fund's exposure to cyclical technology companies. The semiconductor industry is just one year into what we believe will be a two- to three-year upswing, and we anticipate continuing strong performance over the next 12 months.


UNITED STATES

Despite a dramatic selloff of Internet stocks over the summer, the US technology sector, after an initial setback, performed well, with the Pacific Stock Exchange Technology Index rising nearly 30% during the second half of the fiscal year alone. Communications stocks continued to rise strongly as a result of surging demand for infrastructure, and frenetic merger/acquisition activity among carriers. Semiconductor companies performed well as orders surged, causing their stock prices to rise dramatically. Although Y2K may cause some disruption in demand, most investors seem willing to look past what we believe should be only a brief hiatus in this momentum.

EUROPE

In Europe, initial nervousness about Y2K seems to have subsided. The Morgan Stanley Eurotech Index rose 60% during the fiscal year, led by the strength of wireless stocks and enthusiasm regarding the recovery prospects for some of the more cyclical technology companies. There is increasing evidence that demand for technology products and services in Europe will accelerate as adoption rates begin to move toward the more advanced levels prevalent in the US.

ASIA

Asia also lags far behind the US in terms of demand for technology but, with recovery solidly underway, this appears to be changing rapidly. During the fiscal year, Japanese and Taiwanese semiconductor shares enjoyed a particularly strong rally.

OUTLOOK

Valuations for technology stocks have risen to levels not seen in many years. However, the sector's earnings momentum remains strong and, relative to the broader markets, has seldom been better. While we believe that investor enthusiasm for these stocks calls for caution, we remain optimistic about the outlook for global technology.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund


COUNTRY ALLOCATION
OCTOBER 31, 1999
                                                               MSCI
                                                               WORLD
                                               FUND            INDEX
                                             --------       --------
CONTINENTAL EUROPE .................            11.28%         21.54%
   Austria .........................               --           0.12
   Belgium .........................               --           0.56
   Denmark .........................               --           0.37
   Finland .........................             1.52           1.00
   France ..........................             2.91           4.54
   Germany .........................             2.29           4.54
   Ireland .........................               --           0.23
   Italy ...........................               --           1.81
   Luxembourg ......................             0.83             --
   Netherlands .....................             3.73           2.55
   Norway ..........................               --           0.18
   Portugal ........................               --           0.23
   Spain ...........................               --           1.28
   Sweden ..........................               --           1.09
   Switzerland .....................               --           3.04
JAPAN ..............................            11.58          13.59
PACIFIC ............................             6.98           2.74
   Australia .......................             1.07           1.14
   Hong Kong .......................               --           1.04
   New Zealand .....................               --           0.08
   Singapore .......................             3.51           0.48
   South Korea .....................             0.79             --
   Taiwan ..........................             1.61             --
UNITED KINGDOM .....................             6.33           9.66
UNITED STATES ......................            52.95          50.45
OTHER ..............................             8.19           2.02
   Canada ..........................               --           2.02
   Israel ..........................             8.19             --
OTHER ASSETS LESS LIABILITIES ......             2.69             --
                                           ----------     ----------
TOTAL                                          100.00%        100.00%
                                           ==========     ==========
LARGEST INDUSTRIES
OCTOBER 31, 1999

[THE FOLLOWING REPRESENTS A CHART]

COMPUTER SOFTWARE       SEMICONDUCTORS          ELECTRONICS ELECTRONICS     CAPITAL EQUIPMENT       TELECOMMUNICATIONS
     24.35%                 13.76%                        12.09%                    10.59%                 8.52%

$297,290,791            $168,035,995                  $147,597,447                $129,289,189            $104,032,903

REGIONAL ALLOCATION
OCTOBER 31, 1999

OTHER ASSETS LESS LIABILITIES        2.69%
UNITED STATES                       52.95%
CONTINENTAL EUROPE                  11.28%
UNITED KINGDOM                       6.33%
JAPAN                               11.58%
PACIFIC                              6.98%
OTHER                                8.19%

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999

SECURITY                                            VALUE
-----------                                     ------------
Check Point Software
  Technologies (Israel) ..................       $40,479,687
Murata Manufacturing (Japan) .............        36,011,134
Lattice Semiconductor (US) ...............        35,406,250
Orbotech (Israel) ........................        31,350,000
Compuware (US) ...........................        27,781,250
Amkor Technology (US) ....................        26,121,875
Venture Manufacturing (Singapore) ........        25,324,345
Synopsys (US) ............................        23,355,469
Microsoft (US) ...........................        23,140,625
Amdocs (US) ..............................        22,695,000

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                                AVERAGE ANNUAL
                                                                          ----------------------------------------------------------
                                      CLASS C                                                                              CLASS B
                                       SINCE                                                               SINCE            SINCE
                                     INCEPTION            SIX               ONE             FIVE         INCEPTION        INCEPTION
                                     5/27/99*           MONTHS*            YEAR             YEARS         5/23/94          4/22/96
                                     ---------          -------            ----             -----        ---------        ----------
CLASS A**
With Sales Charge                         n/a            33.87%            80.44%            28.41%         29.54%              n/a
Without Sales Charge                      n/a            40.55             89.40             29.68          30.72               n/a

CLASS B**
With CDSC+                                n/a            35.00             83.10               n/a            n/a             27.39%
Without CDSC                              n/a            40.00             88.10               n/a            n/a             27.85

CLASS C**
With Sales Charge and CDSC              34.72%             n/a               n/a               n/a            n/a               n/a
Without Sales Charge and CDSC           37.05              n/a               n/a               n/a            n/a               n/a

CLASS D**
With 1% CDSC                              n/a            39.08             87.17               n/a            n/a               n/a
Without CDSC                              n/a            40.08             88.17             28.63          29.67               n/a

LIPPER GLOBAL FUNDS AVERAGE***           8.92             5.85             26.18             14.40          14.06++           14.49o

LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***           33.71++          31.84            109.20             36.73          37.34++           36.32o

MSCI WORLD INDEX***                      8.59++           4.64             25.33             16.92          16.55+++          17.30o

NET ASSET VALUE
                    OCTOBER 31, 1999        APRIL 30, 1999      OCTOBER 31, 1998
                    ----------------        --------------      ----------------
CLASS A                  $23.36                 $16.62               $12.48
CLASS B                   22.26                  15.90                11.98
CLASS C                   22.23                    n/a                  n/a
CLASS D                   22.23                  15.87                11.96

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1999

PAID                         $0.158
REALIZED                      4.918
UNREALIZED                    7.530oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

------------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Global Funds Average, the Lipper Science & Technology Funds
      Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, and 3% since inception.
   ++ From May 26, 1994.
  +++ From May 31, 1994.
   ++ From May 31, 1999.
    o From April 30, 1996.
   oo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through October 31, 1999, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


[THE FOLLOWING TABLE REPRESENTS A LINE CHART IN ITS PRINTED FORM]

                 GLOBAL TECHNOLOGY FUND

           Class A       Class A     Class D   MSCI     Lipper        Lipper
             With        Without     Without  World  Global Funds   Sci. & Tech.
         Sales Charge  Sales Charge   CDSC    Index     Average    Funds Average
         ------------  ------------  ------   -----  ------------  -------------
 5/23/94     9520         10000       10000   10000      10000        10000
 7/31/94     9613         10098       10084   10165      10089         9832
10/31/94    11160         11723       11681   10491      10435        11738
 1/31/95    10695         11234       11150    9987       9633        11412
 4/30/95    13264         13933       13821   10997      10372        13316
 7/31/95    16856         17706       17523   11649      11339        16766
10/31/95    17556         18441       18216   11544      11213        17171
 1/31/96    15895         16697       16458   12523      11953        16756
 4/30/96    17535         18419       18119   13117      12726        18943
 7/31/96    15004         15760       15477   12735      12312        16630
10/31/96    16269         17090       16745   13487      13023        19388
 1/31/97    19981         20988       20535   14191      13979        21829
 4/30/97    18571         19507       19055   14537      13989        19099
 7/31/97    23634         24826       24204   16958      16251        24788
10/31/97    21779         22877       22241   15813      15290        23777
 1/31/98    21113         22178       21506   16751      15683        23577
 4/30/98    25170         26439       25588   18829      17882        28109
 7/31/98    23753         24951       24093   19012      17684        27682
10/31/98    21606         22696       21863   18293      16205        26819
 1/31/99    28887         30344       29184   20782      18325        40698
 4/30/99    29115         30583       29369   21911      19316        42556
 7/31/99    35491         37281       35735   22038      19833        46412
10/31/99    40922         42985       41139   22928      20446        56105


   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 48, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1999

                                                            SHARES
                                                -------------------------------
                                                                    HOLDINGS
ADDITIONS                                         INCREASE          10/31/99
-------------                                   ------------      ------------
Adaptec (US) ...............................       500,000             500,000
Amdocs (US) ................................       816,000             816,000
Compuware (US) .............................       600,000           1,000,000
Epcos (Germany) ............................       220,000             220,000
Gilat Satellite Networks
    (Israel) ...............................       200,000             200,000
LTX (US) ...................................       600,000             600,000
Navigant Consulting (US) ...................       300,000             300,000
Rogers Communications (US) .................       500,000             500,000
SunGard Data Systems (US) ..................       500,000             500,000
Symantec (US) ..............................       300,000             300,000

                                                            SHARES
                                               --------------------------------
                                                                    HOLDINGS
REDUCTIONS                                        DECREASE          10/31/99
---------------                                 -------------     -------------
Check Point Software
    Technologies (Israel) ..................       150,000             350,000
Comdisco (US) ..............................       296,900              75,000
DII Group (US) .............................       400,000             200,000
Electronic Arts (US) .......................       150,000             200,000
Global TeleSystems
    Group (US) .............................       240,000                  --
KLA-Tencor (US) ............................       300,000                  --
Learning Company (US) ......................       600,000                  --
Lexmark International
    Group (Class A) (US) ...................       105,000 (1)          75,000
Novell (US) ................................       317,500                  --
PRI Automation (US) ........................       200,000                  --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

------------------
(1) Includes 80,000 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Technology Fund


                                                    SHARES             VALUE
                                                  -----------       ------------
COMMON STOCKS  97.31%
AUSTRALIA 1.07%
COCHLEAR
   Developer and marketer
   of hearing aids (Medical
   Products and Technology)                         1,200,000        $13,093,812
                                                                     -----------
FINLAND 1.52%
NOKIA
   Developer and manufacturer
   of cellular phones and
   base stations
   (Telecommunications)                               161,800         18,561,434
                                                                     -----------
FRANCE 2.91%
ALTRAN TECHNOLOGIES
   Provider of consulting services
   (Computer and Business Services)                    33,000         11,338,680
RHONE-POULENC
   Manufacturer of chemicals,
   polymers, fibers, pharmaceuticals,
   and agricultural chemicals
   (Medical Products and
   Technology)                                        140,000          7,852,426
STMICROELECTRONICS
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and
   telecommunications industries
   (Electronics)                                       40,250          3,543,371
STMICROELECTRONICS (NY SHARES)
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and
   telecommunications industries
   (Electronics)                                      140,000         12,722,500
                                                                     -----------
                                                                      35,456,977
                                                                     -----------
GERMANY 2.29%
ELMOS SEMICONDUCTOR*
   Provider of analog and
   mixed-signal circuits for
   the automotive industry
   (Semiconductors)                                   218,840          5,168,195
EPCOS*
   Provider of circuits and
   components for the electronics
   and telecommunications
   industries (Telecommunications)                    220,000          8,999,505
MANNESMANN
   Manufacturer of plant and
   machinery equipment; automotive
   optical inspection systems
   (Machinery and Equipment)                           89,400         13,827,123
                                                                    ------------
                                                                      27,994,823
                                                                    ------------
ISRAEL 8.19%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Developer of network "firewall"
   security systems
   (Computer Software)                                350,000         40,479,687
ECI TELECOM
   Provider of digital
   telecommunications and
   data transmission systems
   (Communications
   Infrastructure)                                    200,000          5,800,000
GILAT SATELLITE NETWORKS*
   Provider of telecom-
   munication equipment
   (Telecommunications)                               200,000         10,412,500
ORBOTECH*
   Manufacturer of automated
   optical inspection systems
   for circuit boards and
   flat panel displays (Electronics
   Capital Equipment)                                 400,000         31,350,000
TECNOMATIX TECHNOLOGIES*+
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer Software)                                550,000         11,962,500
                                                                    ------------
                                                                     100,004,687
                                                                    ------------
JAPAN 11.58%
CANON
   Manufacturer of printers,
   copiers, cameras, and video
   equipment (Electronics)                            300,000          8,494,097
FUJITSU
   Provider of semiconductors,
   computers, and
   communication equipment
   (Semiconductors)                                   590,000         17,780,977
GEOMATEC
   Manufacturer and marketer of
   flat panel display boards used
   for lap-top computers and automobile
   navigation systems (Electronics)                    40,300            665,285
HIROSE ELECTRONICS
   Manufacturer of specialized
   connectors (Electronics)                           110,800         19,344,006
MURATA MANUFACTURING
   Manufacturer of components
   used in wireless communication
   (Electronics)                                      280,000         36,011,134
RICOH
   Manufacturer of office
   equipment (Machinery and
   Equipment)                                         310,000          5,061,042

-------------
See footnones on page 54.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Technology Fund


                                                    SHARES             VALUE
                                                  -----------       ------------
JAPAN (CONTINUED)
ROHM
   Producer of custom
   linear integrated circuits
   (Semiconductors)                                    80,000       $ 17,967,175
SECOM
   Provider of comprehensive
   security services (Computer
   and Business Services)                             109,000         11,696,132
SECOM (RFDLINE)*
   Provider of comprehensive
   security services (Computer
   and Business Services)                             109,000         11,612,439
SHARP
   Manufacturer of electronics
   (Electronics)                                      800,000         12,745,945
                                                                    ------------
                                                                     141,378,232
                                                                    ------------
LUXEMBOURG 0.83%
MILLICOM INTERNATIONAL CELLULAR*
   Cellular services operator
   (Telecommunications)                                50,000          1,675,000
SBS BROADCASTING*
   Television and radio
   broadcaster (Media)                                225,000          8,240,625
UNITED CUSTOMER MANAGEMENT
   SOLUTIONS*
   Provider of services for the
   telecommunications industry
   (Telecommunications)                                 5,860            205,100
                                                                    ------------
                                                                      10,120,725
                                                                    ------------
NETHERLANDS 3.73%
ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital
   Equipment)                                         287,000         20,685,377
CMG
   Information technology
   consulting (Computer and
   Business Services)                                 250,000          9,754,766
KONINKLIJKE (ROYAL)
   PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                                      147,200         15,131,314
                                                                    ------------
                                                                      45,571,457
                                                                    ------------
SINGAPORE  3.51%
CHARTERED SEMICONDUCTOR
   MANUFACTURING (ADRS)*
   Manufacturer of semicondutors;
   producer of digital logic and
   memory chips (Semiconductors)                      130,000          4,314,375
   SINGAPORE (CONTINUED)


CREATIVE TECHNOLOGY
   Provider of PCaudio and
   graphics products
   (Computer Hardware/
   Peripherals)                                     1,100,000         13,234,375
VENTURE MANUFACTURING
   Contract manufacturer
   for the electronics industry
   (Electronics)                                    2,843,000         25,324,345
                                                                    ------------
                                                                      42,873,095
                                                                    ------------
SOUTH KOREA  0.79%
SAEHAN PRECISION
   Producer of deck
   mechanisms used in
   car stereos and compact
   disc players (Electronics)                           1,500             23,572
SAMSUNG ELECTRONICS (GDRS)
   (1/2 NON-VOTING)*
   Manufacturer of consumer
   electronics and semiconductors
   (Electronics)                                      115,798          9,611,234
                                                                    ------------
                                                                       9,634,806
                                                                    ------------
TAIWAN  1.61%
HON HAI PRECISION INDUSTRY (GDRS)*
   Provider of electronic connectors
   and cable assemblies (Electronics
   Capital Equipment)                                 593,100          9,623,047
SILICONWARE PRECISION
   INDUSTRIES (GDRS)*
   Packaging of electronic
   components (Electronics
   Capital Equipment)                                 762,600          8,217,015
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics)                           323,263          1,736,504
YAGEO (GDRS)*+
   Manufacturer of passive
   components (Electronics)                             9,292             49,915
                                                                    ------------
                                                                      19,626,481
                                                                    ------------
UNITED KINGDOM  6.33%
ARM HOLDINGS*
   Designer of microprocessors
   and circuits for the electronics
   industry (Semiconductors)                          214,320          6,048,242
CABLE & WIRELESS
   Provider of global
   telecommunications services
   (Telecommunications)                               514,000          6,010,826

-------------
See footnones on page 54.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Technology Fund

                                                          SHARES        VALUE
                                                          ------        -----
UNITED KINGDOM (CONTINUED)
CELLTECH*
    Pharmaceutical company
    active in the development
    and research of new
    therapeutic products
    (Medical Products and
    Technology)                                       404,800        $ 3,033,902
COLT TELECOM GROUP*
    Provider of telecommunications
    services (Telecommunications)                     410,000         12,278,021
INVENSYS
    Engineering company offering
    services to the value-added
    controls and automation
    industry (Computer and
    Business Services)                              1,300,000          6,399,357
LINX PRINTING TECHNOLOGIES
    Manufacturer of specialized
    printers (Miscellaneous)                          145,000            587,464
LOGICA
    Supplier of computer
    services (Computer
    and Business Services)                            630,375          9,734,012
MISYS
    Provider of computer
    services, and software
    and hardware solutions
    (Computer Software)                             1,412,300         11,826,801
SAGE GROUP
    Publisher and distributor of
    accounting software for
    personal computers
    (Computer Software)                               187,500          9,608,896
VODAFONE GROUP
    Cellular services operator
    (Telecommunications)                            2,515,055         11,739,834
                                                                    ------------
                                                                      77,267,355
                                                                    ------------
UNITED STATES  52.95%
3DO*
   Developer of entertainment
   software (Computer Software)                       500,000          3,765,625
ACCLAIM ENTERTAINMENT*
   Developer of entertainment
   software (Computer Software)                       500,000          3,546,875
ACTIVISION*
   Developer of entertainment
   software (Computer Software)                       500,000          7,078,125
ADAPTEC*
   Manufacturer of computer
   input-output systems
   (Computer Hardware/
   Peripherals)                                       500,000         22,484,375
AMDOCS
   Provider of software solutions for
   the telecommunications industry
   (Computer and Business
   Services)                                          816,000         22,695,000
AMERICAN POWER CONVERSION*
   Provider of back-up power
   supply equipment for
   computers (Computer
   Hardware/Peripherals)                              900,000         20,165,625
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                                 1,300,000         26,121,875
APEX*
   Manufacturer of switching
   systems for computer
   network administrators
   (Computer Hardware/
   Peripherals)                                       500,000          8,578,125
APPLIED POWER (CLASS A)
   Provider of tools and
   equipment for the computer
   and telecommunications
   industries (Machinery and
   Equipment)                                         200,000          5,812,500
ARTESYN TECHNOLOGIES*
   Provider of electronic products
   for the communications
   industry (Communications
   Infrastructure)                                    250,000          4,945,312
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping (Computer
   Software)                                          350,000          6,540,625
AVNET
   Distributor of computer products
   and semiconductors
   (Electronics)                                       40,400          2,194,225
BMC SOFTWARE*
   Developer of mainframe
   utility software
   (Computer Software)                                250,000         16,039,062
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and
   decompression circuits and
   systems (Semiconductors)                           350,000         15,596,875
CITRIX SYSTEMS*
   Applications software supplier
   (Computer Software)                                100,000          6,409,375

-------------
See footnones on page 54.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Technology Fund

                                                     SHARES             VALUE
                                                     ------             -----
UNITED STATES (CONTINUED)
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital Equipment)                                 300,000         $8,971,875
COMDISCO
   A leading computer hardware
   leasing company (Computer
   Hardware/Peripherals)                               75,000          1,514,063
COMPUTER ASSOCIATES INTERNATIONAL
   Developer of software utilities
   and databases
   (Computer Software)                                150,000          8,475,000
COMPUWARE*
   Provider of mainframe software
   and consulting services
   (Computer Software)                              1,000,000         27,781,250
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                                 200,000          9,112,500
CSGSYSTEMS INTERNATIONAL*
   Provider of customer service
   for the media and
   telecommunications industries
   (Computer and
   Business Services)                                 200,000          6,881,250
DALLAS SEMICONDUCTOR
   Manufacturer of mixed-signal
   integrated circuits
   (Semiconductors)                                   200,000         11,775,000
DII GROUP*
   Provider of contract
   manufacturing services
   (Contract Manufacturing/
   Circuit Boards)                                    200,000          7,206,250
DSP COMMUNICATIONS*
   Developer of chipsets used in
   wireless communication
   handsets (Communications
   Infrastructure)                                    200,000          7,037,500
ECTEL*
   Provider of network monitoring
   for the telecommunications
   industry and government
   agencies (Telecommunications)                      600,000          7,331,250
ELECTRO SCIENTIFIC INDUSTRIES*
   Manufacturer of memory circuit
   repair systems and circuit board
   drilling systems (Electronics
   Capital Equipment)                                 250,000         13,515,625
ELECTRONIC ARTS*
   Developer, marketer, and
   distributor of entertainment
   software (Computer Software)                       200,000         16,156,250
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                                       500,000         20,140,625
ENTRUST TECHNOLOGIES*
   Provider of computer data
   security (Computer and
   Business Services)                                 200,000          5,018,750
HADCO*
   Manufacturer of complex
   printed circuit boards
   (Contract Manufacturing)                           200,000          7,350,000
HNC SOFTWARE*
   Developer and vendor of
   software for mission-critical
   decision applications
   (Computer Software)                                300,000         11,990,625
LATTICE SEMICONDUCTOR*
   Designer and manufacturer of
   programmable logic devices
   (Semiconductors)                                 1,000,000         35,406,250
LEXMARK INTERNATIONAL
   GROUP (CLASS A)*
   Manufacturer of laser and
   inkjet printers and cartridges
   (Computer Hardware/
   Peripherals)                                        75,000          5,854,688
LTX*
   Provider of automatic test
   equipment for the semiconductor
   industry (Semiconductors)                          600,000          9,543,750
MASTECH*
   Provider of information
   technology services
   (Computer and Business
   Services)                                          300,000          5,146,875
MICROCHIP TECHNOLOGY*
   Supplier of field-programmable
   micro-controllers
   (Semiconductors)                                   275,000         18,313,281
MICROSOFT*
   Provider of personal computer
   operating system and
   application software products
   (Computer Software)                                250,000         23,140,625
NAVIGANT CONSULTING*
   Provider of management
   consulting services
   (Computers and
   Business Services)                                 300,000          8,568,750


-------------
See footnones on page 54.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
Seligman Henderson Global Technology Fund


                                                    SHARES             VALUE
                                                    ------             -----
UNITED STATES (CONTINUED)
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films
   (Electronics Capital
   Equipment)                                         200,000        $15,493,750
NTL*
   Global provider of cable
   television, Internet access,
   and telephone services
   (Telecommunications)                               121,250          9,143,008
PACIFIC GATEWAY EXCHANGE*
   International
   telecommunications carrier
   (Telecommunications)                               335,600          7,613,925
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software
   (Computer Software)                                900,000         17,184,375
PEREGRINE SYSTEMS*
   Developer and marketer of
   applications software
   (Computer Software)                                275,000         12,082,813
RATIONAL SOFTWARE*
   Provider of applications
   development and test software
   (Computer Software)                                400,000         17,075,000
RESEARCH IN MOTION*
   Provider of telecommunications
   equipment (Computer Software)                      198,000          6,069,938
ROGERS COMMUNICATIONS (CLASS B)*
   Provider of telecommunications
   services (Telecommunications)                      500,000         10,062,500
SCI SYSTEMS*
   Manufacturer of
   electronic components
   (Contract Manufacturing/
   Circuit Boards)                                    225,000         11,109,375
SMART MODULAR TECHNOLOGIES*
   Assembler of memory modules
   (Contract Manufacturing/
   Circuit Boards)                                    550,000         20,435,938
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well as
   health care information and
   investment support systems
   (Computer and Business Services)                   500,000         12,218,750
SYMANTEC*
   Developer, marketer, and
   supporter of application
   development tools and
   systems software products
   (Computer Software)                                300,000         14,315,625
SYNOPSYS*
   Developer of integrated
   circuit design software
   (Computer Software)                                375,000         23,355,469
TERADYNE*
   Manufacturer of automated
   semiconductor test equipment
   (Electronics Capital Equipment)                    320,000         12,320,000
TSIINTERNATIONAL SOFTWARE*
   Worldwide provider of software
   for enterprise application
   integration (Computer Software)                    100,000          2,406,250
ZIFF-DAVIS*
   Integrated media company
   focused on computer and
   Internet-related technology
   (Media)                                            500,000          7,468,750
                                                                 ---------------
                                                                     646,561,097
                                                                 ---------------

TOTAL INVESTMENTS  97.31%
  (Cost $787,680,354)                                              1,188,144,981

OTHER ASSETS
  LESS LIABILITIES 2.69%                                              32,696,787
                                                                 ---------------
NET ASSETS  100.00%                                               $1,220,841,768
                                                                 ===============
----------------
  * Non-income producing security.
  + Affiliated issuers (a Fund's holdings representing 5% or more of the outstanding voting securities). Descriptions of companies have not been audited by Deloitte & Touche llp.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                                                        EMERGING       GLOBAL           GLOBAL
                                                                         MARKETS       GROWTH          SMALLER          GLOBAL
                                                     INTERNATIONAL       GROWTH     OPPORTUNITIES     COMPANIES       TECHNOLOGY
                                                          FUND             FUND         FUND             FUND            FUND
                                                     --------------- ------------ -----------------  ------------- ----------------
ASSETS:
Investments, at value (see portfolios of investments):
   Common stocks* ....................................   $85,368,662   $58,198,150     $223,277,301    $508,696,928  $1,188,144,981
   Bonds .............................................            --            --          131,547              --              --
                                                       ------------- -------------   --------------  -------------- ---------------
Total investments ....................................    85,368,662    58,198,150      223,408,848     508,696,928   1,188,144,981
Cash .................................................     8,841,656     2,089,204       10,336,451      15,850,838      37,824,906
Receivable for securities sold .......................     1,059,950            --        1,029,807      10,077,777      10,125,658
Receivable for dividends and interest ................       208,640       109,673          280,344       2,216,462         367,682
Receivable for Capital Stock sold ....................       105,979       105,300          772,586         906,423       3,024,138
Expenses prepaid to shareholder service agent ........        35,600        43,824           74,328         214,866         309,784
Unrealized appreciation on forward
  currency contracts .................................         1,858            --               --              --           4,020
Other ................................................         2,898        12,691           34,792          18,374          22,550
                                                       ------------- -------------   --------------  -------------- ---------------
TOTAL ASSETS .........................................    95,625,243    60,558,842      235,937,156     537,981,668   1,239,823,719
                                                       ------------- -------------   --------------  -------------- ---------------
LIABILITIES:
Payable for securities purchased .....................     1,622,126            --           70,000       1,698,770      14,458,500
Payable for Capital Stock repurchased ................       420,718       232,269          406,573       3,163,533       2,747,146
Unrealized depreciation on forward
  currency contracts .................................        46,925            --           74,523         220,171           8,183
Accrued expenses and other ...........................       249,603       213,960          434,357       1,242,738       1,768,122
                                                       ------------- -------------   --------------  -------------- ---------------
TOTAL LIABILITIES ....................................     2,339,372       446,229          985,453       6,325,212      18,981,951
                                                       ------------- -------------   --------------  -------------- ---------------
NET ASSETS ...........................................   $93,285,871   $60,112,613     $234,951,703    $531,656,456  $1,220,841,768
                                                       ============= =============   ==============  ============== ===============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ...........................................   $     2,085   $     4,608     $      9,403    $     13,581  $      34,042
   Class B ...........................................           562         2,475            2,834          10,428           5,313
   Class C ...........................................            67            47               84              24             287
   Class D ...........................................         1,759         1,970            6,223          10,880          13,542
Additional paid-in capital ...........................    70,431,155    72,976,683      144,579,851     456,456,280     696,797,475
Accumulated net investment loss ......................      (509,284)       (2,990)          (4,974)        (15,546)        (11,719)
Undistributed/accumulated net realized gain
  (loss) on investments ..............................     8,258,588   (18,428,372)      21,585,528      (2,291,559)    123,597,662
Net unrealized appreciation of investments ...........    14,955,562     6,166,626       70,070,650      74,212,092     396,960,827
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities denominated in
  foreign currencies and forward currency contracts ..       145,377      (608,434)      (1,297,896)      3,260,276       3,444,339
                                                       ------------- -------------   --------------  -------------- ---------------
NET ASSETS ...........................................   $93,285,871   $60,112,613     $234,951,703    $531,656,456  $1,220,841,768
                                                       ============= =============   ==============  ==============================
NET ASSETS:
   Class A ...........................................  $ 44,762,589  $ 30,822,267    $ 120,945,812   $ 213,728,577  $  795,233,656
   Class B ...........................................  $ 11,433,511  $ 16,129,129    $  35,343,921   $ 155,344,626  $  118,262,041
   Class C ...........................................  $  1,361,276  $    306,872    $   1,045,964   $     363,102  $    6,376,811
   Class D ...........................................  $ 35,728,495  $ 12,854,345    $  77,616,006   $ 162,220,151  $  300,969,260
SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A ...........................................     2,084,638     4,607,896        9,402,854      13,581,091      34,042,169
   Class B ...........................................       562,495     2,474,563        2,834,414      10,427,427       5,313,168
   Class C ...........................................        67,009        47,036           83,858          24,354         286,911
   Class D ...........................................     1,758,726     1,970,346        6,222,857      10,880,367      13,541,818
NET ASSET VALUE PER SHARE:
   CLASS A ...........................................        $21.47         $6.69           $12.86          $15.74          $23.36
   CLASS B ...........................................        $20.33         $6.52           $12.47          $14.90          $22.26
   CLASS C ...........................................        $20.31         $6.52           $12.47          $14.91          $22.23
   CLASS D ...........................................        $20.31         $6.52           $12.47          $14.91          $22.23

---------------

* Includes affiliated issuers (issuers in which a Fund's holdings represent 5% or more of the outstanding voting securities) with cost of $12,305,956 and value of $11,962,500 for the Global Technology Fund. See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999


                                                                      EMERGING          GLOBAL        GLOBAL
                                                                       MARKETS          GROWTH        SMALLER        GLOBAL
                                                      INTERNATIONAL     GROWTH       OPPORTUNITIES   COMPANIES     TECHNOLOGY
                                                          FUND           FUND            FUND          FUND            FUND
                                                       ------------   ------------   ------------   ------------   -------------
INVESTMENT INCOME:
Dividends .........................................   $   1,571,089  $     787,967  $   1,991,054   $  6,221,606  $    3,297,745
Interest ..........................................          87,612         42,932        442,730        691,479       1,273,155
                                                       ------------   ------------   ------------   ------------   -------------
Total Investment Income* ..........................       1,658,701        830,899      2,433,784      6,913,085       4,570,900
                                                       ------------   ------------   ------------   ------------   -------------

EXPENSES:
Management fees ...................................         910,270        706,046      2,115,163      6,731,872       9,309,644
Distribution and service fees .....................         582,129        364,874      1,296,802      4,697,424       4,735,730
Shareholder account services ......................         255,958        287,062        535,796      1,861,157       1,817,616
Custody and related services ......................         105,866        107,971        142,020        478,332         457,034
Registration ......................................          85,065         66,255         56,367        199,720         214,242
Shareholder reports and communications ............          68,941         90,936        105,828        429,458         456,824
Auditing and legal fees ...........................          53,413         44,103         64,157        130,388         150,152
Directors' fees and expenses ......................          12,446          8,358         10,263         22,473          20,963
Miscellaneous .....................................           5,161          3,725          8,682         46,033          25,014
                                                       ------------   ------------   ------------   ------------   -------------
TOTAL EXPENSES ....................................       2,079,249      1,679,330      4,335,078     14,596,857      17,187,219
                                                       ------------   ------------   ------------   ------------   -------------
NET INVESTMENT LOSS ...............................        (420,548)      (848,431)    (1,901,294)    (7,683,772)    (12,616,319)
                                                       ------------   ------------   ------------   ------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain on investments** ................      18,750,675      8,094,123     42,155,161     42,577,954     269,638,673
Net realized loss from foreign currency
  transactions ....................................      (1,640,773)    (3,968,087)    (2,467,696)   (15,617,782)     (7,781,701)
Net change in unrealized appreciation/depreciation
  of investments ..................................       3,395,811      9,162,114     23,143,981     43,508,903     334,825,238
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ......................      (1,966,628)     1,284,438     (1,226,719)     5,724,746       6,046,102
                                                       ------------   ------------   ------------   ------------   -------------
NET GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS ...................      18,539,085     14,572,588     61,604,727     76,193,821     602,728,312
                                                       ------------   ------------   ------------   ------------   -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS .................................     $18,118,537    $13,724,157    $59,703,433    $68,510,049    $590,111,993
                                                       ============   ============   ============   ============   =============

-------------
 *Net of foreign taxes withheld as follows: .......        $128,261      $  38,366       $109,051       $657,747    $    313,896
** Includes net realized gain (loss) (including
   effect of foreign currency transactions) from
   sales of securities of affiliated issuers
   as follows: ....................................              --        158,851             --             --      (2,025,067)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        INTERNATIONAL           EMERGING MARKETS             GLOBAL GROWTH
                                                            FUND                   GROWTH FUND            OPPORTUNITIES FUND
                                                --------------------------  -------------------------   -------------------------
                                                   YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
                                                --------------------------  -------------------------   -------------------------
                                                   1999          1998           1999          1998           1999           1998
                                                -----------   ------------  ------------- -----------   -------------   ---------
OPERATIONS:
Net investment loss ............................ $  (420,548)   $ (270,130)  $  (848,431) $  (463,122)  $  (1,901,294) $ (1,634,977)
Net realized gain (loss) on investments ........  18,750,675     2,327,950     8,094,123  (17,519,924)     42,155,161     2,512,281
Net realized loss from foreign currency
 transactions ..................................  (1,640,773)     (700,001)   (3,968,087)  (2,152,860)     (2,467,696)   (2,270,172)
Net change in unrealized appreciation/
  depreciation of investments ..................   3,395,811     1,271,316     9,162,114   (5,035,191)     23,143,981    13,049,405
Net change in unrealized appreciation/
  depreciation on translation of assets and
    liabilities denominated in foreign
     currencies and forward currency contracts..  (1,966,628)    2,794,538     1,284,438      370,569      (1,226,719)    3,910,046
                                                ------------   -----------   -----------  -----------     -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .............................  18,118,537     5,423,673    13,724,157  (24,800,528)     59,703,433    15,566,583
                                                ------------   -----------   -----------  -----------     -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:

  Class A ......................................          --    (3,073,832)           --           --              --    (4,861,075)
  Class B ......................................          --      (442,506)           --           --              --      (875,292)
  Class D ......................................          --    (2,927,252)           --           --              --    (2,900,851)
                                                ------------   -----------   -----------  -----------     -----------  ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......          --    (6,443,590)           --           --              --    (8,637,218)
                                                ------------   -----------   -----------  -----------     -----------  ------------

CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ..............  26,062,825    31,997,082    14,540,876   16,380,254      18,258,862    18,783,225
Exchanged from associated Funds ................ 158,151,659    88,293,172   106,364,081   23,008,602     185,791,571    45,501,725
Value of shares issued in payment of
  gain distributions ...........................          --     5,578,660            --           --              --     7,815,652
                                                ------------   -----------   -----------  -----------     -----------  ------------
Total .......................................... 184,214,484   125,868,914   120,904,957   39,388,856     204,050,433    72,100,602
                                                ------------   -----------   -----------  -----------     -----------  ------------
Cost of shares repurchased ..................... (46,029,706)  (35,685,343)  (20,001,347) (24,472,050)    (42,069,326)  (45,304,359)
Exchanged into associated Funds ................(154,458,776)  (91,156,355) (108,507,419) (40,262,856)   (171,053,209)  (42,076,479)
                                                ------------   -----------   -----------  -----------     -----------  ------------
Total ..........................................(200,488,482) (126,841,698) (128,508,766) (64,734,906)   (213,122,535)  (87,380,838)
                                                ------------  ------------  ------------ ------------    ------------  ------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ................... (16,273,998)     (972,784)   (7,603,809) (25,346,050)     (9,072,102)  (15,280,236)
                                                ------------  ------------  ------------ ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS ..............   1,844,539    (1,992,701)    6,120,348  (50,146,578)     50,631,331    (8,350,871)

NET ASSETS:
Beginning of Year ..............................  91,441,332    93,434,033    53,992,265  104,138,843     184,320,372   192,671,243
                                                ------------  ------------  ------------ ------------    ------------  ------------
END OF YEAR ....................................$ 93,285,871  $ 91,441,332  $ 60,112,613 $ 53,992,265    $234,951,703  $184,320,372
                                                ============  ============  ============ ============    ============  ============

--------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      GLOBAL SMALLER               GLOBAL TECHNOLOGY
                                                      COMPANIES FUND                    FUND
                                                -------------------------   ---------------------------
                                                   YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                                -------------------------   ---------------------------
                                                    1999          1998          1999            1998
                                                ------------   ----------   ------------     ----------
OPERATIONS:
Net investment loss ........................... $  (7,683,772) $ (9,051,588) $ (12,616,319) $(10,680,516)
Net realized gain on investments ..............    42,577,954       142,339    269,638,673    47,415,066
Net realized loss from foreign
  currency transactions .......................   (15,617,782)  (16,429,116)    (7,781,701)     (858,280)
Net change in unrealized appreciation/
  depreciation of investments .................    43,508,903   (51,038,110)   334,825,238   (44,894,952)
Net change in unrealized appreciation/
  depreciation on translation of assets and
   liabilities denominated in foreign
    currencies and forward currency contracts..     5,724,746     19,214,602      6,046,102     5,026,539
                                                 ------------   ------------  -------------   -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .............................    68,510,049    (57,161,873)   590,111,993    (3,992,143)
                                                 ------------   ------------  -------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A .....................................            --    (17,124,087)    (5,913,696)  (99,536,281)
  Class B .....................................            --    (10,275,288)      (770,289)   (9,666,516)
  Class D .....................................            --    (15,357,547)    (2,409,219)  (41,021,514)
                                                -------------   ------------  -------------  ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....            --    (42,756,922)    (9,093,204) (150,224,311)
                                                -------------   ------------  -------------  ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .............    78,982,673    235,518,747     88,529,376    87,037,606
Exchanged from associated Funds ...............   308,577,971    278,615,891    819,082,576   324,384,416
Value of shares issued in payment of
  gain distributions ..........................            --     39,842,965      8,515,941   140,309,675
                                                -------------   ------------  -------------   -----------
Total .........................................   387,560,644    553,977,603    916,127,893   551,731,697
                                                -------------   ------------  -------------   -----------
Cost of shares repurchased ....................  (392,209,872)  (294,184,316)  (197,005,648) (191,292,574)
Exchanged into associated Funds ...............  (402,582,219)  (342,118,332)  (797,857,732) (356,849,274)
                                                -------------   ------------  -------------   -----------
Total .........................................  (794,792,091)  (636,302,648)  (994,863,380) (548,141,848)
                                                -------------   ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..................  (407,231,447)   (82,325,045)   (78,735,487)    3,589,849
                                                -------------   ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS .............  (338,721,398)  (182,243,840)   502,283,302  (150,626,605)

NET ASSETS:

Beginning of year .............................   870,377,854  1,052,621,694    718,558,466   869,185,071
                                                -------------  ------------- --------------  ------------
END OF YEAR ...................................  $531,656,456   $870,377,854 $1,220,841,768  $718,558,466
                                                =============  ============= ==============  ============

--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Henderson Global Fund Series, Inc. (the "Series") consists of five separate Funds: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). Each Fund of the Series offers four classes of shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Series began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

NOTES TO FINANCIAL STATEMENTS

c. FORWARD CURRENCY CONTRACTS -- The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. FEDERAL TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 1999, distribution and service fees were the only class-specific expenses.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of any Fund of the Series. On November 18, 1999, the International Fund, Global Growth Opportunities Fund, and Global Technology Fund declared distributions per share of $1,728, $1,171, and $2,446, respectively, from net realized long-term gains from investment transactions. The capital gains were paid on November 23, 1999, to shareholders of record on November 18, 1999.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999, were as follows:

       FUND                     PURCHASES          SALES
------------------            -------------    -------------
International Fund             $ 73,239,139    $ 91,179,411
Emerging Markets
   Growth Fund                   74,023,740      81,706,340
Global Growth
   Opportunities Fund           129,989,106     139,018,126
Global Smaller
   Companies Fund               401,287,893     756,826,886
Global Technology Fund          817,156,902     907,349,518

   At October 31, 1999, each Fund's cost of investments for federal income tax purposes was as follows: International Fund $70,293,520; Emerging Markets Growth Fund $52,665,054; Global Growth Opportunities Fund $154,558,723; Global Smaller Companies Fund $433,549,083; and Global Technology Fund $795,045,433. the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency trans-lations, were as follows:

                                  TOTAL            TOTAL
                               UNREALIZED       UNREALIZED
       FUND                   APPRECIATION     DEPRECIATION
------------------           --------------    -------------
International Fund             $ 17,265,475     $ 2,190,333
Emerging Markets
   Growth Fund                   10,342,074       4,808,978
Global Growth
   Opportunities Fund            75,188,596       6,338,471
Global Smaller
   Companies Fund               116,577,817      41,429,972
Global Technology Fund          423,355,231      30,255,683

NOTES TO FINANCIAL STATEMENTS

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of the Emerging Markets Growth Fund and 1.00% per annum of each of the other Fund's average daily net assets.

   Effective July 1, 1998, Henderson Investment Management Limited (the "Subadviser"), became subadviser to theSeries and is responsible for furnishing investment advice, research, and assistance with respect to the Series' international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each Fund at a rate equal to a percentage of the average monthly assets under the Subadviser's supervision. The subadvisory fee rate percentage is 0.90% per annum through June 30, 1999, 0.70% per annum from July 1, 1999, through June 30, 2000, and 0.50% per annum thereafter. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

   Compensation of all officers of the Series, all directors of the Series who are employees or consultants of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Fund's shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                               DISTRIBUTOR        DEALER
       FUND                    CONCESSIONS      COMMISSIONS
--------------------------   ---------------  ---------------
International Fund             $   5,458        $  49,094
Emerging Markets
   Growth Fund                     3,697           32,098
Global Growth
   Opportunities Fund             14,013          118,505
Global Smaller
   Companies Fund                 26,432          209,700
Global Technology Fund            90,188          771,582

   Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the year ended October 31, 1999, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $103,943, $68,209, $279,246, $678,107, and $1,543,038, respectively, or 0.24%, 0.25%, 0.25%, 0.25%, and 0.25%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

   Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended October 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

       FUND                  CLASS B      CLASS C     CLASS D
-----------------------   ------------ ------------ -----------
International Fund           $ 105,777    $ 1,361    $ 371,048
Emerging Markets
   Growth Fund                 162,219        709      133,737
Global Growth
   Opportunities Fund          290,077      1,951      725,528
Global Smaller
   Companies Fund            1,873,413        686    2,145,218
Global Technology Fund         826,302      9,367    2,357,023

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class Cshares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 1999, such charges were as follows:

       FUND                              AMOUNT
-----------------------               -------------
International Fund                       $ 11,185
Emerging Markets Growth Fund                9,177
Global Growth Opportunities Fund           11,732
Global Smaller Companies Fund              79,967
Global Technology Fund                     58,539

NOTES TO FINANCIAL STATEMENTS

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor for the year ended October 31, 1999, were as follows:

       FUND                              AMOUNT
---------------------------           -------------
International Fund                       $ 1,482
Emerging Markets Growth Fund               2,495
Global Growth Opportunities Fund           6,466
Global Smaller Companies Fund             11,862
Global Technology Fund                    18,747

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 1999, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                  DISTRIBUTION
       FUND                    COMMISSIONS     AND SERVICE FEES
-----------------------      ---------------  -----------------

International Fund              $      --         $  17,810
Emerging Markets
   Growth Fund                      1,112             5,507
Global Growth
   Opportunities Fund               1,425            10,216
Global Smaller
   Companies Fund                   3,405            34,166
Global Technology Fund             19,032           110,774

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

       FUND                              AMOUNT
-----------------------              -------------
International Fund                      $ 249,459
Emerging Markets Growth Fund              287,062
Global Growth Opportunities Fund          535,796
Global Smaller Companies Fund           1,861,157
Global Technology Fund                  1,782,186

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 1999, are included in other liabilities, as follows:

       FUND                              AMOUNT
-----------------                     -----------
International Fund                      $15,286
Emerging Markets GrowthFund               2,990
Global Growth Opportunities Fund          4,974
Global Smaller Companies Fund            15,546
Global Technology Fund                   11,719

5. COMMITTED LINE OF CREDIT -- The Series is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks.

   During the year ended October 31, 1999, the Global Smaller Companies Fund periodically borrowed from the credit facility. The average outstanding daily balance of the bank loans (based on the number of days the loans were outstanding) was $11,145,000, with a weighted interest rate of 5.24%. The maximum borrowing outstanding during the year was $17,400,000. The interest expense incurred for the year was $19,461, which is included in miscellaneous expenses in the Statements of Operations.

6. CAPITAL LOSS CARRYFORWARD -- At October 31, 1999, the Emerging Markets Growth Fund had a net capital loss carryforward for federal income tax purposes of $18,873,104, which is available for offset against future taxable net capital gains, expiring in various amounts through 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Series' transactions in the securities of these issuers during the year ended October 31, 1999, is as follows:

                                                GROSS        GROSS SALES
                                BEGINNING     PURCHASES          AND        ENDING       REALIZED      DIVIDEND       ENDING
AFFILIATE                        SHARES     ANDADDITIONS     REDUCTIONS     SHARES      GAIN (LOSS)     INCOME         VALUE
-----------                   -------------------------------------------  ---------   -------------  ----------     --------
EMERGING MARKETS
  GROWTH FUND
Haci Omer Sabanci Holding             --      21,900,000     21,900,000          --     $   158,851           --           --
                                                                                        ===========    =========     ===========
GLOBAL TECHNOLOGY FUND
Ilion Group                    1,616,914              --      1,616,914          --     $(2,025,067)          --              --
Tecnomatix Technologies          500,000          50,000             --     550,000              --           --     $11,962,500
                                                                                       ------------    ---------     -----------
                                                                                       $ (2,025,067)          --     $11,962,500
                                                                                       ============    =========     ===========

8. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At October 31, 1999, the Series had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                               UNREALIZED
                                               FOREIGN         IN EXCHANGE     SETTLEMENT                     APPRECIATION
CONTRACT                                      CURRENCY          FOR US $          DATE        VALUE US $     (DEPRECIATION)
------------                                ------------     ---------------  -------------  ------------   -----------------
INTERNATIONAL FUND
PURCHASES:
Swiss francs                                 1,347,223            883,425      11/1/1999        885,283         $    1,858
                                                                                                                ==========
Sales:
Japanese yen                                275,000,000         2,639,409      2/14/2000      2,686,334         $  (46,925)
                                                                                                                ==========

GLOBAL GROWTH OPPORTUNITIES FUND
Sales:
Japanese yen                                107,295,646         1,029,511      11/2/1999       1,029,807        $     (296)
Japanese yen                                435,000,000         4,175,065      2/14/2000       4,249,292           (74,227)
                                                                                                                ----------
                                                                                                                $  (74,523)
                                                                                                                ==========

GLOBAL SMALLER COMPANIES FUND
Japanese yen                                204,359,785         1,960,511      11/1/1999       1,961,414        $     (903)
Japanese yen                              1,285,000,000        12,333,237      2/14/2000     12,552,505           (219,268)
                                                                                                                ----------
                                                                                                                $ (220,171)
                                                                                                                ==========

GLOBAL TECHNOLOGY FUND
Sales:
British pounds                                1,903,084         3,119,725      11/2/1999       3,127,908        $   (8,183)
Japanese yen                              1,440,000,000        13,892,909     11/30/1999      13,888,889             4,020
                                                                                                                ----------
                                                                                                                $   (4,163)
                                                                                                                ==========

NOTES TO FINANCIAL STATEMENTS


9. CAPITAL STOCK SHARE TRANSACTIONS -- The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 1999, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share.

                                                                                           CLASS A
                                                                -----------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------------------
                                                                             1999                          1998
                                                                -----------------------------   ---------------------------
                                                                    SHARES         AMOUNT           SHARES        AMOUNT
                                                                -------------- --------------   ------------- --------------
INTERNATIONAL FUND
Net proceeds from sales of shares ...........................       1,095,319   $  21,487,420       1,132,123  $  20,944,419
Exchanged from associated Funds .............................       5,901,838     116,917,047       2,810,206     51,542,834
Shares issued in payment of gain distributions ..............              --              --         162,848      2,644,650
                                                                -------------  --------------   -------------  -------------
Total .......................................................       6,997,157     138,404,467       4,105,177     75,131,903
                                                                -------------  --------------   -------------  -------------
Cost of shares repurchased ..................................      (1,742,828)    (34,371,872)     (1,349,489)   (24,740,448)
Exchanged into associated Funds .............................      (5,654,851)   (112,527,431)     (2,842,925)   (52,470,373)
                                                                -------------  --------------   -------------  -------------
Total .......................................................      (7,397,679)   (146,899,303)     (4,192,414)   (77,210,821)
                                                                -------------  --------------   -------------  -------------
Increase (Decrease) .........................................        (400,522) $   (8,494,836)        (87,237) $  (2,078,918)
                                                                =============  ==============   =============  =============
EMERGING MARKETS GROWTH FUND
Net proceeds from sales of shares ...........................       1,788,524  $   11,315,812       1,325,518  $   9,097,908
Exchanged from associated Funds .............................      15,826,581      98,080,245       3,141,179     19,937,244
                                                                -------------  --------------   -------------  -------------
TOTAL .......................................................      17,615,105     109,396,057       4,466,697     29,035,152
                                                                -------------  --------------   -------------  -------------
Cost of shares repurchased ..................................      (1,793,682)    (10,963,262)     (1,916,244)   (12,803,905)
Exchanged into associated Funds .............................     (15,902,253)    (98,730,263)     (3,863,525)   (25,474,706)
                                                                -------------  --------------   -------------  -------------
Total .......................................................     (17,695,935)   (109,693,525)     (5,779,769)   (38,278,611)
                                                                -------------  --------------   -------------  -------------
Increase (Decrease) .........................................         (80,830) $     (297,468)     (1,313,072) $  (9,243,459)
                                                                =============  ==============   =============  =============
GLOBAL GROWTH OPPORTUNITIES FUND
Net proceeds from sales of shares ...........................         682,316  $    7,944,287         701,595  $   7,080,116
Exchanged from associated Funds .............................      12,811,882     153,308,328       2,882,396     29,284,180
Shares issued in payment of gain distributions ..............              --              --         500,843      4,427,520
                                                                -------------  --------------   -------------  -------------
Total .......................................................      13,494,198     161,252,615       4,084,834     40,791,816
                                                                -------------  --------------   -------------  -------------
Cost of shares repurchased ..................................      (1,875,950)    (21,521,211)     (2,727,222)   (26,372,863)
Exchanged into associated Funds .............................     (12,392,854)   (148,413,073)     (3,027,589)   (30,358,305)
                                                                -------------  --------------   -------------  -------------
Total .......................................................     (14,268,804)   (169,934,284)     (5,754,811)   (56,731,168)
                                                                -------------  --------------   -------------  -------------
Increase (Decrease) .........................................        (774,606) $   (8,681,669)     (1,669,977) $ (15,939,352)
                                                                =============  ==============   =============  =============
GLOBAL SMALLER COMPANIES FUND
Net proceeds from sales of shares ...........................       4,097,558  $   60,446,431      10,022,623  $ 152,853,503
Exchanged from associated Funds .............................      17,736,257     263,967,167      14,424,445    230,629,818
Shares issued in payment of gain distributions ..............              --              --       1,085,903     15,984,486
                                                                -------------  --------------   -------------  -------------
Total .......................................................      21,833,815     324,413,598      25,532,971    399,467,807
                                                                -------------  --------------   -------------  -------------
Cost of shares repurchased ..................................     (15,435,423)   (225,980,538)    (11,356,046)  (175,015,238)
Exchanged into associated Funds .............................     (19,389,717)   (288,930,398)    (15,405,894)  (247,200,113)
                                                                -------------  --------------    ------------  -------------
Total .......................................................     (34,825,140)   (514,910,936)    (26,761,940)  (422,215,351)
                                                                -------------  --------------    ------------  -------------
Increase (Decrease) .........................................     (12,991,325) $ (190,497,338)     (1,228,969) $ (22,747,544)
                                                                =============  ==============    ============  =============
GLOBAL TECHNOLOGY FUND
Net proceeds from sales of shares ...........................       3,184,382  $   56,762,392       4,176,254  $  56,563,795
Exchanged from associated Funds .............................      37,258,549     675,984,238      15,149,055    198,014,893
Shares issued in payment of gain distributions ..............         415,346       5,536,574       7,189,429     93,006,394
                                                                -------------  --------------    ------------  -------------
Total .......................................................      40,858,277     738,283,204      26,514,738    347,585,082
                                                                -------------  --------------    ------------  -------------
Cost of shares repurchased ..................................      (8,111,852)   (135,139,485)    (10,448,450)  (137,745,943)
Exchanged into associated Funds .............................     (36,851,427)   (668,550,354)    (16,445,590)  (216,262,283)
                                                                -------------  --------------    ------------  -------------
Total .......................................................     (44,963,279)   (803,689,839)    (26,894,040)  (354,008,226)
                                                                -------------  --------------    ------------  -------------
Increase (Decrease) .........................................      (4,105,002) $  (65,406,635)       (379,302) $  (6,423,144)
                                                                =============  ==============    ============  =============

* Commencement of offering of shares.

                                                                                          CLASS B
                                                                ---------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------------
                                                                           1999                            1998
                                                                ------------------------        ----------------------
                                                                   SHARES         AMOUNT          SHARES         AMOUNT
                                                                ----------     ------------     ---------      -----------
INTERNATIONAL FUND
Net proceeds from sales of shares ...........................         56,286    $  1,060,206        250,816    $  4,648,002
Exchanged from associated Funds .............................        149,372       2,879,236        297,215       5,569,000
Shares issued in payment of gain distributions ..............             --              --         26,671         416,868
                                                                 -----------    ------------     ----------    ------------
Total .......................................................        205,658       3,939,442        574,702      10,633,870
                                                                 -----------    ------------     ----------    ------------
Cost of shares repurchased ..................................        (77,779)     (1,458,196)       (58,028)       (999,582)
Exchanged into associated Funds .............................       (146,265)     (2,815,381)      (302,774)     (5,611,693)
                                                                 -----------    ------------     ----------    ------------
Total .......................................................       (224,044)     (4,273,577)      (360,802)     (6,611,275)
                                                                 -----------    ------------     ----------    ------------
Increase (Decrease) .........................................        (18,386)   $   (334,135)       213,900    $  4,022,595
                                                                 ===========    ============     ==========    ============
EMERGING MARKETS GROWTH FUND
Net proceeds from sales of shares ...........................        291,985    $  1,783,007        570,569    $  3,958,564
Exchanged from associated Funds .............................        287,417       1,788,707         72,054         477,703
                                                                 -----------    ------------     ----------    ------------
TOTAL .......................................................        579,402       3,571,714        642,623       4,436,267
                                                                 -----------    ------------     ----------    ------------
Cost of shares repurchased ..................................       (679,988)     (3,959,970)      (720,647)     (4,804,465)
Exchanged into associated Funds .............................       (575,603)     (3,297,865)      (737,349)     (4,852,353)
                                                                 -----------    ------------     ----------    ------------
Total .......................................................     (1,255,591)     (7,257,835)    (1,457,996)     (9,656,818)
                                                                 -----------    ------------     ----------    ------------
Increase (Decrease) .........................................       (676,189)   $ (3,686,121)      (815,373)   $ (5,220,551)
                                                                 ===========    ============     ==========    ============
GLOBAL GROWTH OPPORTUNITIES FUND
Net proceeds from sales of shares ...........................        430,329    $  4,851,143        498,253    $  4,937,582
Exchanged from associated Funds .............................        714,028       8,054,113        358,767       3,543,331
Shares issued in payment of gain distributions ..............             --              --         86,294         752,541
                                                                 -----------    ------------     ----------    ------------
Total .......................................................      1,144,357      12,905,256        943,314       9,233,454
                                                                 -----------    ------------     ----------    ------------
Cost of shares repurchased ..................................       (402,972)     (4,522,407)      (387,874)     (3,664,340)
Exchanged into associated Funds .............................       (240,605)     (2,680,259)      (352,291)     (3,263,092)
                                                                 -----------    ------------     ----------    ------------
Total .......................................................       (643,577)     (7,202,666)      (740,165)     (6,927,432)
                                                                 -----------    ------------     ----------    ------------
Increase (Decrease) .........................................        500,780    $  5,702,590        203,149    $  2,306,022
                                                                 ===========    ============     ==========    ============
GLOBAL SMALLER COMPANIES FUND
Net proceeds from sales of shares ...........................        591,284    $  8,320,638      2,848,299    $ 43,401,281
Exchanged from associated Funds .............................        164,183       2,327,792        401,071       5,918,063
Shares issued in payment of gain distributions ..............             --              --        677,168       9,575,151
                                                                 -----------    -------------     ---------    ------------
Total .......................................................        755,467      10,648,430      3,926,538      58,894,495
                                                                 -----------    -------------    ----------    ------------
Cost of shares repurchased ..................................     (3,859,797)     54,184,728)    (2,026,859)    (29,719,894)
Exchanged into associated Funds .............................     (2,999,217)     41,987,319)    (1,836,699)    (26,278,385)
                                                                 -----------    -------------    ----------    ------------
Total .......................................................     (6,859,014)    (96,172,047)    (3,863,558)    (55,998,279)
                                                                 -----------    -------------    ----------    ------------
Increase (Decrease) .........................................     (6,103,547)   $(85,523,617)        62,980    $  2,896,216
                                                                 ===========    =============    ==========    ============
GLOBAL TECHNOLOGY FUND
Net proceeds from sales of shares ...........................        707,359     $12,567,982       1,176,951   $ 15,204,426
Exchanged from associated Funds .............................        951,950      17,651,426         357,448      4,387,134
Shares issued in payment of gain distributions ..............         55,812         713,832         710,545      8,897,918
                                                                 -----------    ------------      ----------   ------------
Total .......................................................      1,715,121      30,933,240       2,244,944     28,489,478
                                                                 -----------    ------------     -----------   ------------
Cost of shares repurchased ..................................       (655,573)    (10,578,118)       (513,317)    (6,421,499)
Exchanged into associated Funds .............................       (635,591)    (11,450,742)       (442,471)    (5,472,802)
                                                                 -----------    ------------     ----------    ------------
Total .......................................................     (1,291,164)    (22,028,860)       (955,788)   (11,894,301)
                                                                 -----------    ------------     -----------   ------------
Increase (Decrease) .........................................        423,957    $  8,904,380       1,289,156   $ 16,595,177
                                                                 ===========    ============     ===========   ============







                                                                        CLASS C
                                                               --------------------------
                                                                    MAY 27, 1999* TO
                                                               --------------------------
                                                                    OCTOBER 31, 1999
                                                               --------------------------
                                                                  SHARES        AMOUNT
                                                               ------------  ------------

INTERNATIONAL FUND
Net proceeds from sales of shares ...........................      36,976     $   720,589
Exchanged from associated Funds .............................     198,356       3,936,723
Shares issued in payment of gain distributions ..............          --              --
                                                                ---------     -----------
Total .......................................................     235,332       4,657,312
                                                                ---------     -----------
Cost of shares repurchased ..................................         (62)         (1,235)
Exchanged into associated Funds .............................    (168,261)     (3,350,346)
                                                                ---------     -----------
Total .......................................................    (168,323)     (3,351,581)
                                                                ---------     -----------
Increase (Decrease) .........................................      67,009     $ 1,305,731
                                                                =========     ===========
EMERGING MARKETS GROWTH FUND
Net proceeds from sales of shares ...........................      48,936     $   329,559
Exchanged from associated Funds .............................         622           4,099
                                                                ---------     -----------
TOTAL .......................................................      49,558         333,658
                                                                ---------     -----------
Cost of shares repurchased ..................................        (741)         (4,763)
Exchanged into associated Funds .............................      (1,781)        (12,003)
                                                                ---------     -----------
Total .......................................................      (2,522)        (16,766)
                                                                ---------     -----------
Increase (Decrease) .........................................      47,036     $   316,892
                                                                =========     ===========
GLOBAL GROWTH OPPORTUNITIES FUND
Net proceeds from sales of shares ...........................      86,106     $ 1,044,976
Exchanged from associated Funds .............................       7,690          93,772
Shares issued in payment of gain distributions ..............          --              --
                                                                ---------     -----------
Total .......................................................      93,796       1,138,748
                                                                ---------     -----------
Cost of shares repurchased ..................................      (2,027)        (25,162)
Exchanged into associated Funds .............................      (7,911)        (95,887)
                                                                ---------     -----------
Total .......................................................      (9,938)       (121,049)
                                                                ---------     -----------
Increase (Decrease) .........................................      83,858     $ 1,017,699
                                                                =========     ===========
GLOBAL SMALLER COMPANIES FUND
Net proceeds from sales of shares ...........................      23,769     $   351,320
Exchanged from associated Funds .............................         585           8,677
Shares issued in payment of gain distributions ..............          --              --
                                                                ---------     -----------
Total .......................................................      24,354         359,997
                                                                ---------     -----------
Cost of shares repurchased ..................................          --              --
Exchanged into associated Funds .............................          --             (13)
                                                                ---------     -----------
Total .......................................................          --             (13)
                                                                ---------     -----------
Increase (Decrease) .........................................      24,354     $   359,984
                                                                =========     ===========
GLOBAL TECHNOLOGY FUND
Net proceeds from sales of shares ...........................     265,564     $ 5,290,956
Exchanged from associated Funds .............................      75,526       1,571,820
Shares issued in payment of gain distributions ..............          --              --
                                                               ----------     -----------
Total .......................................................     341,090       6,862,776
                                                               ----------     -----------
Cost of shares repurchased ..................................      (4,399)        (93,792)
Exchanged into associated Funds .............................     (49,780)     (1,034,090)
                                                               ----------      ----------
Total .......................................................     (54,179)     (1,127,882)
                                                               ----------      ----------
Increase (Decrease) .........................................     286,911     $ 5,734,894
                                                               ==========      ==========




                                                                                              CLASS D
                                                               ------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                               ------------------------------------------------------------
                                                                            1999                           1998
                                                               ---------------------------      ---------------------------
                                                                  SHARES          AMOUNT           SHARES          AMOUNT
                                                               -----------      ----------      -----------      ----------

INTERNATIONAL FUND
Net proceeds from sales of shares ...........................        151,706    $   2,794,610         355,632     $  6,404,661
Exchanged from associated Funds .............................      1,827,402       34,418,653       1,774,064       31,181,338
Shares issued in payment of gain distributions ..............             --               --         161,046        2,517,142
                                                               -------------    -------------     -----------    -------------
Total .......................................................      1,979,108       37,213,263       2,290,742       40,103,141
                                                               -------------    -------------     -----------    -------------
Cost of shares repurchased ..................................       (543,071)     (10,198,403)       (568,487)      (9,945,313)
Exchanged into associated Funds .............................     (1,892,078)     (35,765,618)     (1,875,479)     (33,074,289)
                                                               -------------    -------------     -----------    -------------
Total .......................................................     (2,435,149)     (45,964,021)     (2,443,966)     (43,019,602)
                                                               -------------    -------------     -----------    -------------
Increase (Decrease) .........................................       (456,041)   $  (8,750,758)       (153,224)   $  (2,916,461)
                                                               =============    =============     ===========    =============
EMERGING MARKETS GROWTH FUND
Net proceeds from sales of shares ...........................        189,017    $   1,112,498         486,492    $   3,323,782
Exchanged from associated Funds .............................      1,035,202        6,491,030         406,998        2,593,655
                                                               -------------    -------------     -----------    -------------
TOTAL .......................................................      1,224,219        7,603,528         893,490        5,917,437
                                                               -------------    -------------     -----------    -------------
Cost of shares repurchased ..................................       (861,334)      (5,073,352)     (1,033,695)      (6,863,680)
Exchanged into associated Funds .............................     (1,076,101)      (6,467,288)     (1,478,158)      (9,935,797)
                                                               -------------    -------------     -----------    -------------
Total .......................................................      1,937,435)     (11,540,640)     (2,511,853)     (16,799,477)
                                                               -------------    -------------     -----------    -------------
Increase (Decrease) .........................................      (713,216)    $  (3,937,112)     (1,618,363)   $ (10,882,040)
                                                               =============    =============     ===========    =============
GLOBAL GROWTH OPPORTUNITIES FUND
Net proceeds from sales of shares ...........................        391,034    $   4,418,456         682,270    $   6,765,527
Exchanged from associated Funds .............................      2,104,467       24,335,358       1,270,285       12,674,214
Shares issued in payment of gain distributions ..............             --               --         302,772        2,635,591
                                                               -------------    -------------     -----------    -------------
Total .......................................................      2,495,501       28,753,814       2,255,327       22,075,332
                                                               -------------    -------------     -----------    -------------
Cost of shares repurchased ..................................     (1,431,799)     (16,000,546)     (1,596,162)     (15,267,156)
Exchanged into associated Funds .............................     (1,697,515)     (19,863,990)       (895,935)      (8,455,082)
                                                               -------------    -------------     -----------    -------------
Total .......................................................     (3,129,314)     (35,864,536)     (2,492,097)     (23,722,238)
                                                               -------------    -------------     -----------    -------------
Increase (Decrease) .........................................       (633,813)   $  (7,110,722)       (236,770)   $  (1,646,906)
                                                               =============    =============     ===========    =============
GLOBAL SMALLER COMPANIES FUND
Net proceeds from sales of shares ...........................        702,458    $   9,864,284       2,596,605    $  39,263,963
Exchanged from associated Funds .............................      2,871,054       42,274,335       2,673,250       42,068,010
Shares issued in payment of gain distributions ..............             --               --       1,009,423       14,283,328
                                                               -------------    -------------     -----------    -------------
Total .......................................................      3,573,512       52,138,619       6,279,278       95,615,301
                                                               -------------    -------------     -----------    -------------
Cost of shares repurchased ..................................     (7,990,822)    (112,044,606)     (6,095,959)     (89,449,184)
Exchanged into associated Funds .............................     (4,975,302)     (71,664,489)     (4,534,421)     (68,639,834)
                                                               -------------    -------------     -----------    -------------
Total .......................................................    (12,966,124)    (183,709,095)    (10,630,380)    (158,089,018)
                                                               -------------    -------------     -----------    -------------
Increase (Decrease) .........................................     (9,392,612)   $(131,570,476)     (4,351,102)   $ (62,473,717)
                                                               =============    =============     ===========    =============
GLOBAL TECHNOLOGY FUND
Net proceeds from sales of shares ...........................        765,037    $  13,908,046      1,189,506     $  15,269,385
Exchanged from associated Funds .............................      7,181,387      123,875,092      9,576,218       121,982,389
Shares issued in payment of gain distributions ..............        177,411        2,265,535      3,070,660        38,405,363
                                                               -------------    -------------     -----------    -------------
Total .......................................................      8,123,835      140,048,673     13,836,384       175,657,137
                                                               -------------    -------------     -----------    -------------
Cost of shares repurchased ..................................     (3,165,981)     (51,194,253)    (3,753,667)      (47,125,132)
Exchanged into associated Funds .............................     (6,798,661)    (116,822,546)   (10,505,019)     (135,114,189)
                                                               -------------    -------------     -----------    -------------
Total .......................................................     (9,964,642)    (168,016,799)   (14,258,686)     (182,239,321)
                                                               -------------    -------------     -----------    -------------
Increase (Decrease) .........................................     (1,840,807)   $ (27,968,126)      (422,302)    $  (6,582,184)
                                                               =============    =============     ===========    =============


FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


INTERNATIONAL FUND

                                                                                    CLASS A
                                                           ----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           -----------------------------------------------------
                                                              1999       1998        1997        1996       1995
                                                           ---------    -----       -----       -----      -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .......................   $17.75     $17.92      $17.17      $16.71      $17.67
                                                            -------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............................    (0.01)      0.03       (0.04)       0.05        0.06
Net realized and unrealized gain (loss)
  on investments .........................................     4.49       0.62        2.47        1.77       (0.42)
Net realized and unrealized gain (loss)
  from foreign currency transactions .....................    (0.76)      0.40       (0.79)      (0.44)       0.09
                                                            -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS .........................     3.72       1.05        1.64        1.38       (0.27)
                                                            -------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .....................       --        --           --          --          --
Distributions from net realized capital gain .............       --      (1.22)      (0.89)      (0.92)      (0.69)
                                                            -------     ------    --------     -------     -------
TOTAL DISTRIBUTIONS ......................................       --      (1.22)      (0.89)      (0.92)      (0.69)
                                                            -------    -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR .............................   $21.47     $17.75      $17.92      $17.17      $16.71
                                                            =======    =======     =======     =======     =======

TOTAL RETURN:                                                 20.96%      6.51%       9.83%       8.43%      (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ...................   $44,763    $44,122     $46,107     $50,998     $48,763
Ratio of expenses to average net assets ..................     1.88%      1.69%       1.78%       1.81%       1.69%
Ratio of net income (loss) to average net assets .........    (0.06)%     0.16%      (0.23)%      0.28%       0.35%
Portfolio turnover rate ..................................    83.10%     81.37%      83.11%      55.71%      60.70%

----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                                CLASS B                      CLASS C
                                                             --------------------------------------------  -----------
                                                                  YEAR ENDED OCTOBER 31,         4/22/96*     5/27/99*
                                                             -------------------------------        TO           TO
                                                              1999          1998       1997      10/31/96    10/31/99
                                                             -----         -----      -----    ----------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................       $16.93      $17.30     $16.74      $17.38       $18.39
                                                             -------     -------    -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................        (0.15)      (0.12)     (0.18)      (0.03)       (0.10)
Net realized and unrealized gain (loss)
  on investments ......................................         4.31        0.57       2.42       (0.54)        1.66
Net realized and unrealized gain (loss)
  from foreign currency transactions ..................        (0.76)       0.40      (0.79)      (0.07)        0.36
                                                             -------     -------    -------     -------      -------
TOTAL FROM INVESTMENT OPERATIONS ......................         3.40        0.85       1.45       (0.64)        1.92
                                                             -------     -------    -------     -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................           --          --         --          --           --
Distributions from net realized capital gain ..........           --       (1.22)     (0.89)         --           --
                                                             -------     -------    -------     -------      -------
TOTAL DISTRIBUTIONS ...................................           --       (1.22)     (0.89)         --           --
                                                             -------     -------    -------     -------      -------
NET ASSET VALUE, END OF PERIOD ........................       $20.33      $16.93     $17.30      $16.74       $20.31
                                                             =======     =======    =======     =======      =======

TOTAL RETURN:                                                  20.08%       5.51%      8.90%      (3.68)%      10.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............       $11,434      $9,835     $6,350      $2,843       $1,361
Ratio of expenses to average net assets ...............         2.64%       2.55%      2.58%       2.66%+       2.72%+
Ratio of net loss to average net assets ...............        (0.82)%     (0.70)%    (1.03)%     (0.35)%+     (1.07)%+
Portfolio turnover rate ...............................        83.10%      81.37%     83.11%      55.71%++     83.10%+++

                                                                                     CLASS D
                                                            -------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              1999         1998       1997        1996        1995
                                                              -----        -----      -----       -----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................       $16.93      $17.30     $16.74      $16.43      $17.53
                                                             -------     -------    -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................        (0.15)      (0.12)     (0.18)      (0.08)      (0.07)
Net realized and unrealized gain (loss)
  on investments ......................................         4.29        0.57       2.42        1.75       (0.43)
Net realized and unrealized gain (loss)
  from foreign currency transactions ..................        (0.76)       0.40      (0.79)      (0.44)       0.09
                                                             -------     -------    -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ......................         3.38        0.85       1.45        1.23       (0.41)
                                                             -------     -------    -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................           --          --         --          --          --
Distributions from net realized capital gain ..........           --       (1.22)     (0.89)      (0.92)      (0.69)
                                                             -------     -------    -------     -------     -------
TOTAL DISTRIBUTIONS                                               --       (1.22)     (0.89)      (0.92)      (0.69)
                                                             -------     -------    -------     -------     -------
NET ASSET VALUE, END OF YEAR ..........................       $20.31      $16.93     $17.30      $16.74      $16.43
                                                             =======     =======    =======     =======     =======

TOTAL RETURN:                                                  19.97%       5.51%      8.90%       7.62%      (2.08)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................       $35,728     $37,485    $40,977     $47,917     $31,273
Ratio of expenses to average net assets ...............         2.64%       2.55%      2.58%       2.64%       2.50%
Ratio of net loss to average net assets ...............        (0.82)%     (0.70)%    (1.03)%     (0.47)%     (0.44)%
Portfolio turnover rate ...............................        83.10%     81.37%     83.11%      55.71%      60.70%
Without management fee waiver:**
  Ratio of expenses to average net assets .............                                                        2.62%
  Ratio of net loss to average net assets .............                                                       (0.56)%

-----------------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS


EMERGING MARKETS GROWTH FUND

                                                                               CLASS A
                                                            --------------------------------------------

                                                                YEAR ENDED OCTOBER 31,         5/28/96***
                                                             ------------------------------       TO
                                                             1999         1998       1997      10/31/96
                                                             -----        -----      -----    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................      $5.18       $7.34      $6.78       $7.14
                                                              ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .....................................      (0.07)      (0.01)     (0.05)      (0.02)
Net realized and unrealized gain (loss)
  on investments ........................................       1.87       (2.00)      1.05       (0.25)
Net realized and unrealized loss
  from foreign currency transactions ....................      (0.29)      (0.15)     (0.44)      (0.09)
                                                              ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ........................       1.51       (2.16)      0.56       (0.36)
                                                              ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................         --          --         --          --
Distributions from net realized capital gain ............         --          --         --          --
                                                              ------      ------     ------      ------
TOTAL DISTRIBUTIONS .....................................         --          --         --          --
                                                              ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ..........................      $6.69       $5.18      $7.34       $6.78
                                                              ======      ======     ======      ======

TOTAL RETURN:                                                  29.15%     (29.43)%     8.26%      (5.04)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ................     $30,822     $24,294    $44,061     $19,864
Ratio of expenses to average net assets .................       2.58%       2.22%      2.27%       2.22%+
Ratio of net loss to average net assets .................      (1.11)%     (0.12)%    (0.56)%     (0.69)%+
Portfolio turnover rate .................................     136.94%      94.09%     84.09%      12.24%
Without management fee waiver:**
  Ratio of expenses to average net assets ...............                                          3.02%+
  Ratio of net loss to average net assets ...............                                         (1.49)%+

                                                                         CLASS B                              CLASS C
                                                   ---------------------------------------------------        --------
                                                          YEAR ENDED OCTOBER 31,             5/28/96***       5/27/99*
                                                   ------------------------------------          TO              TO
                                                     1999          1998           1997        10/31/96        10/31/99
                                                   -------       -------        -------       --------        --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........      $5.09         $7.27          $6.76          $7.14           $6.14
                                                   -------       -------        -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.11)        (0.06)         (0.11)         (0.04)          (0.07)
Net realized and unrealized gain (loss)
  on investments ..............................       1.83         (1.97)          1.06          (0.25)           0.48
Net realized and unrealized loss
  from foreign currency transactions ..........      (0.29)        (0.15)         (0.44)         (0.09)          (0.03)
                                                   -------       -------        -------        -------         -------
TOTAL FROM INVESTMENT OPERATIONS ..............       1.43         (2.18)          0.51          (0.38)           0.38
                                                   -------       -------        -------        -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........         --            --             --             --              --
Distributions from net realized capital gain ..         --            --             --             --              --
                                                   -------       -------        -------        -------         -------
TOTAL DISTRIBUTIONS ...........................         --            --             --             --              --
                                                   -------       -------        -------        -------         -------
NET ASSET VALUE, END OF PERIOD ................      $6.52         $5.09          $7.27          $6.76           $6.52
                                                   =======       =======        =======        =======         =======

TOTAL RETURN:                                        28.10%       (29.99)%         7.54%         (5.32)%          6.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......     $16,129       $16,031        $28,819        $10,541            $307
Ratio of expenses to average net assets .......       3.33%         2.99%          3.04%          3.00%+          3.37%+
Ratio of net loss to average net assets .......      (1.86)%       (0.89)%        (1.33)%        (1.47)%+        (2.05)%+
Portfolio turnover rate .......................     136.94%        94.09%         84.09%         12.24%         136.94%+++
Without management fee waiver:**
  Ratio of expenses to average net assets .....                                                   3.80%+
  Ratio of net loss to average net assets .....                                                  (2.27)%+

----------
See footnotes on page 73.

                                                                         CLASS D
                                                  ------------------------------------------------------
                                                                                              5/28/96***
                                                         YEAR ENDED OCTOBER 31,                   TO
                                                  --------------------------------------       --------
                                                    1999            1998           1997        10/31/96
                                                  -------         -------        -------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $5.09           $7.27          $6.76          $7.14
                                                  -------         -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.11)          (0.06)         (0.11)         (0.04)
Net realized and unrealized gain (loss)
  on investments ...............................     1.83           (1.97)          1.06          (0.25)
Net realized and unrealized loss
  from foreign currency transactions ...........    (0.29)          (0.15)         (0.44)         (0.09)
                                                  -------         -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS ...............     1.43           (2.18)          0.51          (0.38)
                                                  -------         -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --              --             --             --
Distributions from net realized capital gain ...       --              --             --             --
                                                  -------         -------        -------        -------
TOTAL DISTRIBUTIONS ............................       --              --             --             --
                                                  -------         -------        -------        -------
NET ASSET VALUE, END OF PERIOD .................    $6.52           $5.09          $7.27          $6.76
                                                  =======         =======        =======        =======

TOTAL RETURN:                                       28.10%         (29.99)%         7.54%         (5.32)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $12,854         $13,667        $31,259        $13,664
Ratio of expenses to average net assets ........     3.33%           2.99%          3.04%          3.00%+
Ratio of net loss to average net assets ........    (1.86)%         (0.89)%        (1.33)%        (1.47)%+
Portfolio turnover rate ........................   136.94%          94.09%         84.09%         12.24%
Without management fee waiver:**
  Ratio of expenses to average net assets ......                                                   3.80%+
  Ratio of net loss to average net assets ......                                                  (2.27)%+


GLOBAL GROWTH OPPORTUNITIES FUND

                                                                         CLASS A
                                                  ------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,               11/1/95***
                                                  --------------------------------------          TO
                                                    1999            1998           1997        10/31/96
                                                  -------         -------        -------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $9.62          $9.20           $8.08          $7.14
                                                  --------        -------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.07)         (0.05)          (0.05)         (0.03)
Net realized and unrealized gain
  on investments ................................     3.51           0.81            1.47           1.12
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.20)          0.08           (0.30)         (0.15)
                                                  --------        -------        --------       --------
TOTAL FROM INVESTMENT OPERATIONS ...............      3.24           0.84            1.12           0.94
                                                  --------        -------        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        --             --              --             --
Distributions from net realized capital gain ...        --          (0.42)             --             --
                                                  --------        -------        --------       --------
TOTAL DISTRIBUTIONS ............................        --          (0.42)             --             --
                                                  --------        -------        --------       --------
NET ASSET VALUE, END OF PERIOD .................    $12.86          $9.62           $9.20          $8.08
                                                  ========        =======        ========       ========
                                                     33.68%          9.52%          13.86%         13.17%
TOTAL RETURN
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $120,946        $97,947        $109,060       $107,509
Ratio of expenses to average net assets ........      1.69%          1.68%           1.69%          1.91%
Ratio of net loss to average net assets ........     (0.54)%        (0.48)%         (0.59)%        (0.53)%
Portfolio turnover rate ........................     65.16%         45.43%          79.32%         31.44%

----------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                           CLASS B                            CLASS C
                                                  -----------------------------------------------------       --------
                                                                                               4/22/96*       5/27/99*
                                                                                                  TO             TO
                                                                YEAR ENDED OCTOBER 31,          -------       --------
                                                    1999            1998           1997        10/31/96       10/31/99
                                                  -------         -------        -------        -------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $9.40           $9.06          $8.02          $8.04         $10.99
                                                  -------         -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.14)          (0.12)         (0.12)         (0.04)         (0.07)
Net realized and unrealized gain
  on investments ...............................     3.41            0.80           1.46           0.06           1.43
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........    (0.20)           0.08          (0.30)         (0.04)          0.12
                                                  -------         -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS ...............     3.07            0.76           1.04          (0.02)          1.48
                                                  -------         -------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --              --             --             --             --
Distributions from net realized capital gain ...       --           (0.42)            --             --             --
                                                  -------         -------        -------        -------        -------
TOTAL DISTRIBUTIONS ............................       --           (0.42)            --             --             --
                                                  -------         -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD .................   $12.47           $9.40          $9.06          $8.02         $12.47
                                                  =======         =======        =======        =======        =======

TOTAL RETURN:                                       32.66%           8.76%         12.97%         (0.25)%        13.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $35,344         $21,930        $19,311         $9,257         $1,046
Ratio of expenses to average net assets ........     2.44%           2.44%          2.45%          2.53%+         2.43%+
Ratio of net loss to average net assets ........    (1.29)%         (1.24)%        (1.35)%        (1.13)%+       (1.18)%+
Portfolio turnover rate ........................    65.16%          45.43%         79.32%         31.44%++       65.16%+++

                                                                         CLASS D
                                                  ------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,            11/1/95***
                                                  --------------------------------------           TO
                                                    1999            1998           1997        10/31/96
                                                  -------         -------        -------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $9.40           $9.06          $8.02          $7.14
                                                  -------         -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................    (0.14)          (0.12)         (0.12)         (0.09)
Net realized and unrealized gain (loss)
  on investments ...............................     3.41            0.80           1.46           1.12
Net realized and unrealized gain
  from foreign currency transactions ...........    (0.20)           0.08          (0.30)         (0.15)
                                                  -------         -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS ...............     3.07            0.76           1.04           0.88
                                                  -------         -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --              --             --             --
Distributions from net realized capital gain ...       --           (0.42)            --             --
                                                  -------         -------        -------        -------
TOTAL DISTRIBUTIONS ............................       --           (0.42)            --             --
                                                  -------         -------        -------        -------
NET ASSET VALUE, END OF PERIOD .................   $12.47           $9.40          $9.06          $8.02
                                                  =======         =======        =======        =======

TOTAL RETURN:                                       32.66%           8.76%         12.97%         12.33%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $77,616         $64,443        $64,300        $53,540
Ratio of expenses to average net assets ........     2.44%           2.44%          2.45%          2.67%
Ratio of net loss to average net assets ........    (1.29)%         (1.24)%        (1.35)%        (1.25)%
Portfolio turnover rate ........................    65.16%          45.43%         79.32%         31.44%

----------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

GLOBAL SMALLER COMPANIES FUND

                                                                                  CLASS A
                                                  ---------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------------
                                                    1999            1998           1997           1996           1995
                                                  --------        --------       --------       --------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............    $14.11          $15.62         $15.14         $13.90         $11.93
                                                  --------        --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................     (0.10)          (0.07)            --             --          (0.02)
Net realized and unrealized gain (loss)
  on investments ...............................      1.94           (0.85)          1.61           2.38           2.24
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.21)           0.04          (0.40)         (0.18)          0.08
                                                  --------        --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS ...............      1.63           (0.88)          1.21           2.20           2.30
                                                  --------        --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        --              --             --             --             --
Distributions from net realized capital gain ...        --           (0.63)         (0.73)         (0.96)         (0.33)
                                                  --------        --------       --------       --------       --------
TOTAL DISTRIBUTIONS ............................        --           (0.63)         (0.73)         (0.96)         (0.33)
                                                  --------        --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR ...................    $15.74          $14.11         $15.62         $15.14         $13.90
                                                  ========        ========       ========       ========       ========

TOTAL RETURN:                                        11.55%          (5.82)%         8.28%         16.95%         20.10%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $213,729        $374,890       $434,397       $350,359       $102,479
Ratio of expenses to average net assets ........      1.72%           1.65%          1.67%          1.75%          1.83%
Ratio of net income (loss) to average net assets     (0.69)%         (0.45)%         0.02%          0.01%         (0.20)%
Portfolio turnover rate ........................     61.31%          50.81%         57.24%         45.38%         63.05%

                                                                           CLASS B                             CLASS C
                                                  ------------------------------------------------------       -------
                                                           YEAR ENDED OCTOBER 31,               4/22/96*       5/27/99*
                                                  ---------------------------------------          TO             TO
                                                    1999            1998           1997         10/31/96       10/31/99
                                                  --------        --------       --------       --------       -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $13.46          $15.04         $14.72         $14.44        $13.86
                                                  --------        --------       --------       --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.20)          (0.18)         (0.11)         (0.06)        (0.06)
Net realized and unrealized gain (loss)
  on investments ...............................      1.85           (0.81)          1.56           0.33          0.98
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.21)           0.04          (0.40)          0.01          0.13
                                                  --------        --------       --------       --------       -------
TOTAL FROM INVESTMENT OPERATIONS ...............      1.44           (0.95)          1.05           0.28          1.05
                                                  --------        --------       --------       --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        --              --             --             --            --
Distributions from net realized capital gain ...        --           (0.63)         (0.73)            --            --
                                                  --------        --------       --------       --------       -------
TOTAL DISTRIBUTIONS ............................        --           (0.63)         (0.73)            --            --
                                                  --------        --------       --------       --------       -------
NET ASSET VALUE, END OF PERIOD .................    $14.90          $13.46         $15.04         $14.72        $14.91
                                                  ========        ========       ========       ========       =======

TOTAL RETURN:                                        10.70%          (6.54)%         7.39%          1.94%         7.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $155,345        $222,496       $247,600       $103,968          $363
Ratio of expenses to average net assets ........      2.47%           2.41%          2.43%          2.54%+        2.47%+
Ratio of net loss to average net assets ........     (1.44)%         (1.21)%        (0.74)%        (0.80)%+      (1.20)%+
Portfolio turnover rate ........................     61.31%          50.81%         57.24%         45.38%++      61.31%+++

----------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                                 CLASS D
                                                  --------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------
                                                    1999            1998           1997           1996          1995
                                                  --------        --------       --------       --------       -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............    $13.47          $15.05         $14.72         $13.63        $11.80
                                                  --------        --------       --------       --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.20)          (0.18)         (0.11)         (0.11)        (0.12)
Net realized and unrealized gain (loss)
  on investments ...............................      1.85           (0.81)          1.57           2.34          2.20
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.21)           0.04          (0.40)         (0.18)         0.08
                                                  --------        --------       --------       --------       -------
TOTAL FROM INVESTMENT OPERATIONS ...............      1.44           (0.95)          1.06           2.05          2.16
                                                  --------        --------       --------       --------       -------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME ...........        --              --             --             --            --
Distributions from net realized capital gain ...        --           (0.63)         (0.73)         (0.96)        (0.33)
                                                  --------        --------       --------       --------       -------
TOTAL DISTRIBUTIONS ............................        --           (0.63)         (0.73)         (0.96)        (0.33)
                                                  --------        --------       --------       --------       -------
NET ASSET VALUE, END OF YEAR ...................    $14.91          $13.47         $15.05         $14.72        $13.63
                                                  ========        ========       ========       ========       =======

TOTAL RETURN:                                        10.69%          (6.53)%         7.47%         16.14%        19.11%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $162,220        $272,992       $370,625       $285,477       $85,548
Ratio of expenses to average net assets ........      2.47%           2.41%          2.43%          2.51%         2.61%
Ratio of net loss to average net assets ........     (1.44)%         (1.21)%        (0.74)%        (0.75)%       (0.97)%
Portfolio turnover rate ........................     61.31%          50.81%         57.24%         45.38%        63.05%

GLOBAL TECHNOLOGY FUND

                                                                                     CLASS A
                                                  --------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------
                                                    1999            1998           1997           1996          1995
                                                  --------        --------       --------       --------       -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............    $12.48          $15.14         $11.31         $13.05         $8.37
                                                  --------        --------       --------       --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.19)          (0.14)         (0.16)         (0.08)        (0.10)
Net realized and unrealized gain (loss)
  on investments ...............................     11.26            0.01           4.06          (0.92)         4.90
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.03)           0.06          (0.07)          0.05         (0.05)
                                                  --------        --------       --------       --------       -------
TOTAL FROM INVESTMENT OPERATIONS ...............     11.04           (0.07)          3.83          (0.95)         4.75
                                                  --------        --------       --------       --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        --              --             --          (0.02)           --
Distributions from net realized capital gain ...     (0.16)          (2.59)            --          (0.77)        (0.07)
                                                  --------        --------       --------       --------       -------
TOTAL DISTRIBUTIONS ............................     (0.16)          (2.59)            --          (0.79)        (0.07)
                                                  --------        --------       --------       --------       -------
NET ASSET VALUE, END OF YEAR ...................    $23.36          $12.48         $15.14         $11.31        $13.05
                                                  ========        ========       ========       ========       =======

TOTAL RETURN:                                        89.40%          (0.79)%        33.86%         (7.33)%       57.31%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $795,234        $475,951       $583,257       $499,858      $447,732
Ratio of expenses to average net assets ........      1.59%           1.67%          1.67%          1.75%         1.91%
Ratio of net loss to average net assets ........     (1.10)%         (1.04)%        (1.10)%        (0.74)%       (0.89)%
Portfolio turnover rate ........................     91.12%          87.55%         94.06%         73.00%        87.42%

----------
See footnotes on page 73.

FINANCIAL HIGHLIGHTS

                                                                           CLASS B                             CLASS C
                                                  -----------------------------------------------------       --------
                                                                 YEAR ENDED OCTOBER 31,        4/22/96*       5/27/99*
                                                  --------------------------------------          TO             TO
                                                    1999           1998           1997         10/31/96       10/31/99
                                                  --------        -------        -------       --------       --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $11.98         $14.73         $11.09         $11.47         $16.22
                                                  --------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.31)         (0.23)         (0.26)         (0.08)         (0.13)
Net realized and unrealized gain (loss)
  on investments ...............................     10.78           0.01           3.97          (0.39)          5.92
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.03)          0.06          (0.07)          0.09           0.22
                                                  --------        -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS ...............     10.44          (0.16)          3.64          (0.38)          6.01
                                                  --------        -------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        --             --             --             --             --
Distributions from net realized capital gain ...     (0.16)         (2.59)            --             --             --
                                                  --------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS ............................     (0.16)         (2.59)            --             --             --
                                                  --------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD .................    $22.26         $11.98         $14.73         $11.09         $22.23
                                                  ========        =======        =======        =======        =======

TOTAL RETURN:                                        88.10%         (1.55)%        32.82%         (3.31)%        37.05%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $118,262        $58,575        $53,046        $18,840         $6,377
Ratio of expenses to average net assets ........      2.34%          2.43%          2.42%          2.51%+         2.23%+
Ratio of net loss to average net assets ........     (1.85)%        (1.80)%        (1.85)%        (1.40)%+       (1.72)%+
Portfolio turnover rate ........................     91.12%         87.55%         94.06%         73.00%++       91.12%+++

                                                                                 CLASS D
                                                  --------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------
                                                    1999            1998           1997           1996          1995
                                                  --------        --------       --------       --------       -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .............    $11.96          $14.73         $11.09         $12.89         $8.34
                                                  --------        --------       --------       --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................     (0.31)          (0.23)         (0.26)         (0.17)        (0.18)
Net realized and unrealized gain (loss)
  on investments ...............................     10.77           (0.01)          3.97          (0.91)         4.85
Net realized and unrealized gain (loss)
  from foreign currency transactions ...........     (0.03)           0.06          (0.07)          0.05         (0.05)
                                                  --------        --------       --------       --------       -------
TOTAL FROM INVESTMENT OPERATIONS ...............     10.43           (0.18)          3.64          (1.03)         4.62
                                                  --------        --------       --------       --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        --              --             --             --            --
Distributions from net realized capital gain ...     (0.16)          (2.59)            --          (0.77)        (0.07)
                                                  --------        --------       --------       --------       -------
TOTAL DISTRIBUTIONS ............................     (0.16)          (2.59)            --          (0.77)        (0.07)
                                                  --------        --------       --------       --------       -------
NET ASSET VALUE, END OF YEAR ...................    $22.23          $11.96         $14.73         $11.09        $12.89
                                                  ========        ========       ========       ========       =======

TOTAL RETURN:                                        88.17%          (1.70)%        32.82%         (8.07)%       55.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) .........   $300,969        $184,032       $232,882       $197,412      $161,622
Ratio of expenses to average net assets ........      2.34%           2.43%          2.42%          2.52%         2.66%
Ratio of net loss to average net assets ........     (1.85)%         (1.80)%        (1.85)%        (1.50)%       (1.63)%
Portfolio turnover rate ........................     91.12%          87.55%         94.06%         73.00%        87.42%

----------
  *  Commencement of offering of shares.
 ** The Manager and Seligman Henderson, the former subadviser to the Series, at their discretion, waived all or a portion of their fees for the periods presented.
***  Commencement of operations.
  +  Annualized.
 ++  For the year ended October 31, 1996.
+++  For the year ended October 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Henderson Global Fund Series, Inc., (comprising, respectively, the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund), as of October 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the Series' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Seligman Henderson Global Fund Series, Inc. as of October 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 10, 1999

BOARD OF DIRECTORS

JOHN R. GALVIN (2), (4)
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN (3), (4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2), (4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2), (4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL (2), (4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3), (4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3), (4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3), (4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2), (4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------
Member:    (1) Executive Committee
           (2) Audit Committee
           (3) Director Nominating Committee
           (4) Board Operations Committee


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

BRIAN ASHFORD-RUSSELL
VICE PRESIDENT

PETER BASSETT
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

NITIN MEHTA
VICE PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

BENCHMARKS


LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 187 mutual funds at October 31, 1999.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 647 mutual funds at October 31, 1999.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 265 mutual funds at October 31, 1999.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average was comprised of 122 mutual funds at October 31, 1999.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average was comprised of 46 mutual funds at October 31, 1999.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCIEAFE INDEX):
This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

----------

* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.
Adapted from materials from LIPPER ANALYTICAL SERVICES INC., MORGAN STANLEY CAPITAL INTERNATIONAL, AND SALOMON SMITH BARNEY INCORPORATED.


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement
                    Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service